UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

                   CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                        MANAGEMENT INVESTMENT COMPANIES



		Investment Company Act file number 811-09223

                          Pioneer Strategic Income Fund
               (Exact name of registrant as specified in charter)


                       60 State Street, Boston, MA 02109
              (Address of principal executive offices) (ZIP code)


            Terrence J. Cullen, Amundi Pioneer Asset Management, Inc.,
                       60 State Street, Boston, MA 02109
                    (Name and address of agent for service)


Registrant's telephone number, including area code:  (617) 742-7825


Date of fiscal year end:  September 30


Date of reporting period:  October 1, 2017 through March 31, 2018


Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.


ITEM 1. REPORTS TO STOCKHOLDERS.


                       Pioneer Strategic
                       Income Fund

--------------------------------------------------------------------------------
                       Semiannual Report | March 31, 2018
--------------------------------------------------------------------------------

                       Ticker Symbols:
                       Class A     PSRAX
                       Class C     PSRCX
                       Class K     STRKX
                       Class R     STIRX
                       Class Y     STRYX

                       [LOGO]   Amundi Pioneer
                                ==============
                              ASSET MANAGEMENT
                        visit us: www.amundipioneer.com

Table of Contents

President's Letter                                                             2

Portfolio Management Discussion                                                4

Portfolio Summary                                                              9

Prices and Distributions                                                      10

Performance Update                                                            11

Comparing Ongoing Fund Expenses                                               16

Schedule of Investments                                                       18

Financial Statements                                                          90

Notes to Financial Statements                                                 99

Trustees, Officers and Service Providers                                     121

                   Pioneer Strategic Income Fund | Semiannual Report | 3/31/18 1

President's Letter

While 2017 delivered strong positive performance, 2018, thus far, has introduced market volatility. Equity and fixed-income markets pulled back in the first quarter of this year, as the Standard & Poor's 500 Index and the Bloomberg Barclays U.S. Aggregate Bond Index both finished in negative territory, returning -0.76% and -1.46%, respectively, for the three-month period ended March 31, 2018. Concerns about the sustainability of the pace of economic growth, extended equity valuations, and rising interest rates drove a significant stock market sell-off beginning in late January, approaching correction levels. The market did recover from its initial slump, but this year's significant fluctuations have served to remind investors that even the strongest "bulls" cannot run forever. Within fixed income, rising interest rates helped drive down returns of most asset classes in the first quarter, though floating-rate sectors such as bank loans fared well in the rising-rate environment.

Our view is that the first-quarter pause in the market's near-continuous upward momentum over the previous 15 months, dating back to the final quarter of 2016, presents an opportunity for investors to enter the market at healthier valuation levels. We believe fundamentals are still quite positive, yet also believe that caution is warranted given that the market remains vulnerable to corrections. Some areas, such as growth stocks, appear expensive, but we do see opportunity in value stocks, with prices supported by better corporate earnings due to the recent tax reforms in the U.S. as well as robust, nominal gross domestic product
(GDP) growth. In fact, GDP growth in the U.S. rose to close to or better than 3% over the final three quarters of 2017, and it is anticipated that GDP growth in the first quarter of 2018 will exceed 2%.

In the fixed-income markets, we believe investors should consider positioning their portfolios to defend against rising interest rates, with underweight positions in U.S. Treasuries. We see more attractive valuations within structured investment vehicles, such as mortgage-backed securities (MBS) in both the agency and non-agency residential MBS sectors, as fundamentals within the U.S. housing market remain positive. We believe that agency MBS, in particular, offer investors reasonable value.

Since 1928, the foundation of Amundi Pioneer's investment approach has been active management, which is especially important during periods of market volatility. We believe investors can benefit from the experience and tenure of our investment teams who make active and informed decisions across our funds. In fact, the Pioneer Fund, the third-oldest mutual fund in the U.S., recently celebrated its 90th birthday. We believe the Fund serves as an important ambassador of our time-tested value style of investing and our early focus on understanding the benefits of investing in companies with sustainable

2 Pioneer Strategic Income Fund | Semiannual Report | 3/31/18 business models. Over its nine decades of existence - a time period that included a Great Depression, a devastating World War, a long Cold War, and enormous technological as well as societal changes - the Fund has been well-served by this investment approach.

As always, and particularly during times of market uncertainty, we encourage you to work with your financial advisor to develop an overall investment plan that addresses both your short- and long-term goals, and to implement such a plan in a disciplined manner.

We greatly appreciate the trust you have placed in us and look forward to continuing to serve you in the future.

/s/ Lisa M. Jones

Lisa M. Jones
Head of the Americas, President and CEO of U.S.
Amundi Pioneer Asset Management USA, Inc.
March 31, 2018

Any information in this shareowner report regarding market or economic trends or the factors influencing the Fund's historical or future performance are statements of opinion as of the date of this report. Past performance is no guarantee of future results.

                   Pioneer Strategic Income Fund | Semiannual Report | 3/31/18 3

Portfolio Management Discussion | 3/31/18

In the following interview, Kenneth J. Taubes, Andrew Feltus, and Charles Melchreit discuss the factors that affected the performance of Pioneer Strategic Income Fund during the six-month period ended March 31, 2018. Mr. Taubes, Executive Vice President, Chief Investment Officer, U.S., and a portfolio manager at Amundi Pioneer Asset Management, Inc. ("Amundi Pioneer"), is responsible for the daily management of the Fund, supported by Mr. Feltus, Managing Director, Co-Director of High Yield, and a portfolio manager at Amundi Pioneer, and Mr. Melchreit, Senior Managing Director, Deputy Head of Fixed Income, U.S., and a portfolio manager at Amundi Pioneer.

Q    How did the Fund perform during the six-month period ended March 31, 2018?

A Pioneer Strategic Income Fund's Class A shares returned -0.31% at net asset value during the six-month period ended March 31, 2018, while the Fund's benchmark, the Bloomberg Barclays U.S. Universal Index (the Bloomberg Barclays Index), returned -1.00%. During the same period, the average return of the 329 mutual funds in Morningstar's Multisector Bond Funds category was 0.13%.

Q How would you describe the market environment for fixed-income investments during the six-month period ended March 31, 2018?

A Entering the six-month period, credit-sensitive areas of the bond market, such as investment-grade and high-yield corporate bonds, continued to be supported by positive economic data and the Federal Reserve's (the Fed's) well-signaled, incremental steps towards interest-rate normalization through rate increases and the tapering of its balance sheet. The U.S. economy posted gross domestic product (GDP) growth in the 3% range over the last three quarters of 2017, against a backdrop of arguably full employment conditions. Credit-market sentiment received an additional boost as 2017 drew to a close with the passage of a U.S. tax reform package that included a lowering of the corporate tax rate and a window during which companies are permitted to accelerate the expensing of capital investments.

     Despite indications that inflation was running below its 2% target, the Fed implemented two incremental rate hikes over the six-month period, thus increasing the upper target range for the federal funds rate to 1.75%. In addition, in October of 2017, the Fed began the gradual tapering of its mortgage-backed security (MBS) and Treasury holdings. The plan to reduce the Fed's balance sheet had been extensively foreshadowed, however, and so the market's reaction to the announcement of the actual launch date was muted.

4 Pioneer Strategic Income Fund | Semiannual Report | 3/31/18

     While the fourth quarter of 2017 was another good quarter for riskier assets, the first quarter of 2018 saw weaker performance. Volatility increased as January employment data surprised to the upside, leading the market to revise inflation expectations higher and raising concerns that the Fed would feel compelled to accelerate the pace of its interest-rate hikes. While sentiment stabilized fairly quickly, the markets soon received another jolt as the Trump administration threatened tariffs on imports from China, raising fears of a global trade war with the potential to undermine global economic growth.

     The U.S. Treasury curve flattened over the six-month period, as yields on shorter maturities were the most affected by the Fed's policy path. To illustrate, the two-year Treasury yield rose by 80 basis points (bps), from 1.47% to 2.27%, during the period; the five-year yield rose by 64 bps, from 1.92% to 2.56%; the 10-year Treasury yield rose by 41 bps, from 2.33% to 2.74%; and the 30-year yield rose by just 11 bps over the six months, from 2.86% to 2.97%. (A basis point is equal to 1/100th of a percentage point.)

     While fixed-income returns broadly were in negative territory for the six-month period, credit-oriented issues such as high-yield corporates and emerging markets debt outperformed higher-quality, more interest-rate-sensitive market segments.

Q What factors affected the Fund's performance relative to the benchmark Bloomberg Barclays Index during the six-month period ended March 31, 2018?

A The Fund slightly outperformed its benchmark during the period, with the portfolio's positioning with respect to interest rates the primary positive contributor to relative performance. In that vein, we maintained a below-benchmark duration stance in the portfolio, which benefited relative returns as interest rates rose over the period. (Duration is a measure of the sensitivity of the price, or the value of principal, of a fixed-income investment to a change in interest rates, expressed as a number of years.) In addition, we had positioned the Fund in anticipation of yield-curve flattening, with an underweight to securities with maturities in the two- to five-year range. That positioning also aided relative performance as the front end of the yield curve was most affected by the Fed's rate-hiking trajectory over the period.

     Asset allocation decisions were another driver of the Fund's positive benchmark-relative results, as the portfolio's overweights to credit-sensitive segments of the market, including bank loans, high-yield corporate bonds, and commercial MBS contributed to performance. In addition, the Fund had an overweight to Treasury inflation-protected securities (TIPS), a non-benchmark asset class that turned in strong

                   Pioneer Strategic Income Fund | Semiannual Report | 3/31/18 5 performance due to heightened inflation concerns during the first quarter of 2018. The overweight to TIPS was another positive contributor to benchmark-relative returns. The Fund's substantial underweight to nominal Treasuries, which underperformed in a rising-rate environment during the period, also benefited relative results.

     A position in insurance-linked securities, including so-called "catastrophe bonds", which are sponsored by insurance companies looking to transfer some of the risk of having to pay claims after a natural disaster, also aided the Fund's benchmark-relative performance. We view the bonds as offering a valuable source of diversification* and potential incremental income to the portfolio. The asset class had struggled during the third quarter of 2017 in the wake of a severe Atlantic hurricane season, a 7.1 magnitude earthquake in Mexico, and the California wildfires, but the performance of insurance-linked securities rebounded afterwards.

     The Fund's relative performance received further support from positive security selection results among credit-sensitive issues, including high-yield and emerging markets bonds. Positive contributions were led by a position in the high-yield debt of Kindred Healthcare, a provider of a wide range of patient care and rehabilitation services. The bond price rose on news that Kindred had accepted an offer to be acquired by insurance giant Humana. An investment in the subordinated debt of BNP Paribas was another positive contributor, as an improving European economy helped solidify the outlook for the French banking group. Within the emerging markets, the Fund's exposure to Egypt's sovereign bonds aided performance, as the Egyptian pound strengthened and spreads tightened for the country's debt.

     On the negative side, individual portfolio positions that detracted from the Fund's benchmark-relative performance during the period included the debt of Revlon, as the beauty company's results continued to falter and investors began to question whether the bond covenants provided sufficient protection against the company's issuing more debt as part of a buyout. In addition, secured exposure to PetSmart constrained benchmark-relative results, as investor concerns over competition from online retailers weighed on the bond price.

Q Did the Fund have any investments in derivative securities during the six-month period ended March 31, 2018?

A Yes, the Fund did have investments in three types of derivatives: Treasury futures, credit default swaps, and forward foreign currency contracts ("currency forwards"). The exposure to Treasury futures was part of our strategy to maintain a shorter-than-benchmark duration in the portfolio, which had a positive impact on the Fund's results. We used the investments

*    Diversification does not assure a profit nor protect against loss.

6 Pioneer Strategic Income Fund | Semiannual Report | 3/31/18 in credit default swaps to manage the Fund's exposure to credit-sensitive sectors; the swaps had a small negative effect on relative returns. The Fund's exposure to currency forwards was a technique used to manage the risks in the portfolio's non-U.S. dollar currencies, but the tactic had a slightly negative impact on benchmark-relative results.

Q Did the Fund's distributions to shareholders change during the six-month period ended March 31, 2018?

A The Fund's dividend** yield rose slightly over the six-month period as rising Treasury yields drove higher interest rates across bond market segments. The impact of higher Treasury yields was somewhat offset by narrowing spreads as credit-oriented areas of the market outperformed. (Credit spreads are commonly defined as the differences in yield between Treasuries and other types of fixed-income securities with similar maturities.)

Q    What is your investment outlook?

A In our view, fundamentals remain supportive of credit-oriented segments of the market. Economic growth and corporate earnings remain strong, unemployment is low, wages have been trending modestly higher, and consumer balance sheets are sound in aggregate.

     At the same time, credit-asset valuations are relatively high, as reflected in meaningfully tight spreads by historical standards. In addition, after an extended period of seeing riskier assets more or less grind steadily higher, market volatility appears to have returned to the forefront, driven in large part by speculation over the pace of the Fed's future interest-rate hikes. The markets will be watching closely for any data that could signal the potential for accelerating inflation, which could spur the Fed to increase its benchmark federal funds rate more rapidly than currently anticipated.

     While the Fund's portfolio remains overweight to credit compared with the Bloomberg Barclays Index, we are prepared to adjust the Fund's credit profile in response to changing market and economic conditions. In that vein, agency MBS appear attractively valued on a relative basis, as the Fed's unwinding of its balance sheet has weighed on sentiment for the MBS segment of the market. While the emerging markets trade is somewhat crowded, we believe select emerging economies that are undergoing fundamental reforms, such as India and Egypt, remain attractive. We are also maintaining a modest Fund position in TIPS, which we view as likely to outperform nominal Treasuries given our outlook for inflation.

     As always, we will utilize intensive research when picking the Fund's investments, with a focus on the fundamentals and risk/reward profile of each individual security.

**   Dividends are not guaranteed.

                   Pioneer Strategic Income Fund | Semiannual Report | 3/31/18 7

Please refer to the Schedule of Investments on pages 18-89 for a full listing of Fund securities.

All investments are subject to risk, including the possible loss of principal. In the past several years, financial markets have experienced increased volatility, depressed valuations, decreased liquidity and heightened uncertainty. These conditions may continue, recur, worsen or spread.

Investments in high-yield or lower-rated securities are subject to greater-than-average price volatility, illiquidity and possibility of default.

When interest rates rise, the prices of fixed-income securities in the Fund will generally fall. Conversely, when interest rates fall, the prices of fixed-income securities in the Fund will generally rise.

Investments in the Fund are subject to possible loss due to the financial failure of issuers of underlying securities and their inability to meet their debt obligations.

Prepayment risk is the chance that an issuer may exercise its right to prepay its security, if falling interest rates prompt the issuer to do so. Forced to reinvest the unanticipated proceeds at lower interest rates, the Fund would experience a decline in income and lose the opportunity for additional price appreciation.

The securities issued by U.S. Government-sponsored entities (e.g., FNMA, Freddie Mac) are neither guaranteed nor issued by the U.S. Government.

The portfolio may invest in mortgage-backed securities, which during times of fluctuating interest rates may increase or decrease more than other fixed-income securities. Mortgage-backed securities are also subject to prepayments.

Investing in foreign and/or emerging markets securities involves risks relating to interest rates, currency exchange rates, economic, and political conditions.

At times, the Fund's investments may represent industries or industry sectors that are interrelated or have common risks, making it more susceptible to any economic, political, or regulatory developments or other risks affecting those industries and sectors.

These risks may increase share price volatility.

Before investing, consider the product's investment objectives, risks, charges and expenses. Contact your advisor or Amundi Pioneer Asset Management, Inc., for a prospectus or summary prospectus containing this information. Read it carefully.

Any information in this shareholder report regarding market or economic trends or the factors influencing the Fund's historical or future performance are statements of opinion as of the date of this report. Past performance is no guarantee of future results.

8 Pioneer Strategic Income Fund | Semiannual Report | 3/31/18

Portfolio Summary | 3/31/18

Portfolio Diversification*
--------------------------------------------------------------------------------
(As a percentage of total investments)**

[THE FOLLOWING DATA WAS REPRESENTED AS A PIE CHART IN THE PRINTED MATERIAL]

U.S. Corporate Bonds                                                       25.1%
U.S. Government and Agency Obligations                                     22.8%
Collateralized Mortgage Obligations                                        18.0%
International Corporate Bonds                                              17.8%
Senior Secured Floating Rate Loan Interests                                 6.5%
Asset Backed Securities                                                     3.2%
Foreign Government Bonds                                                    2.9%
Municipal Bonds                                                             2.0%
Convertible Preferred Stocks                                                1.3%
Convertible Corporate Bonds                                                 0.3%
Preferred Stocks                                                            0.1%
U.S. Common Stocks                                                          0.0%+
International Common Stocks                                                 0.0%+
Rights/Warrants                                                             0.0%+

* Includes investments in Insurance-Linked Securities totaling 4.8% of total investments.

+    Amount rounds to less than 0.1%.

10 Largest Holdings
--------------------------------------------------------------------------------
(As a percentage of total investments)**

 1. U.S. Treasury Inflation Indexed Bonds, 0.75%, 2/15/45                  2.09%
--------------------------------------------------------------------------------
 2. U.S. Treasury Inflation Indexed Bonds, 1.0%, 2/15/46                   1.16
--------------------------------------------------------------------------------
 3. International Bank for Reconstruction & Development, 3.5%,
    1/22/21 (Cat Bond)                                                     0.73
--------------------------------------------------------------------------------
 4. Wells Fargo & Co., 7.5%                                                0.71
--------------------------------------------------------------------------------
 5. New Zealand Government Bond, 5.5%, 4/15/23                             0.66
--------------------------------------------------------------------------------
 6. Bank of America Corp., 7.25%                                           0.53
--------------------------------------------------------------------------------
 7. International Finance Corp., 6.3%, 11/25/24                            0.51
--------------------------------------------------------------------------------
 8. U.S. Treasury Inflation Indexed Bonds, 0.875%, 2/15/47                 0.42
--------------------------------------------------------------------------------
 9. Fannie Mae, 3.5%, 8/1/47                                               0.42
--------------------------------------------------------------------------------
10. Fannie Mae, 5.0%, 11/1/44                                              0.42
--------------------------------------------------------------------------------

** Excludes temporary cash investments and all derivative contracts except for options purchased. The Fund is actively managed, and current holdings may be different. The holdings listed should not be considered recommendations to buy or sell any security listed.

                   Pioneer Strategic Income Fund | Semiannual Report | 3/31/18 9

Prices and Distributions | 3/31/18

Net Asset Value per Share
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
            Class                      3/31/18                         9/30/17
--------------------------------------------------------------------------------
              A                        $10.62                          $10.82
--------------------------------------------------------------------------------
              C                        $10.39                          $10.59
--------------------------------------------------------------------------------
              K                        $10.64                          $10.84
--------------------------------------------------------------------------------
              R                        $10.79                          $11.00
--------------------------------------------------------------------------------
              Y                        $10.62                          $10.82
--------------------------------------------------------------------------------

Distributions per Share: 9/30/17-3/31/18
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                               Short-Term            Long-Term
         Class             Dividends         Capital Gains         Capital Gains
--------------------------------------------------------------------------------
           A               $0.1670               $   --                $   --
--------------------------------------------------------------------------------
           C               $0.1291               $   --                $   --
--------------------------------------------------------------------------------
           K               $0.1908               $   --                $   --
--------------------------------------------------------------------------------
           R               $0.1529               $   --                $   --
--------------------------------------------------------------------------------
           Y               $0.1850               $   --                $   --
--------------------------------------------------------------------------------

The Bloomberg Barclays U.S. Universal Index is an unmanaged index that represents the union of the U.S. Aggregate Index, the U.S. High Yield Corporate Index, the 144A Index, the Eurodollar Index, the Emerging Markets Index, the non-ERISA portion of the CMBS Index, and the CMBS High Yield Index. Municipal debt, private placements and non-dollar-denominated issues are excluded. Index returns are calculated monthly, assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees, expenses or sales charges. It is not possible to invest directly in an index.

The index defined here pertains to the "Value of $10,000 Investment" and "Value of $5 Million Investment" charts on pages 11-15.


10 Pioneer Strategic Income Fund | Semiannual Report | 3/31/18

Performance Update | 3/31/18                                      Class A Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Class A shares of Pioneer Strategic Income Fund at public offering price during the periods shown, compared to that of the Bloomberg Barclays U.S. Universal Index.

Average Annual Total Returns
(As of March 31, 2018)
--------------------------------------------------------------------------------
                                                             Bloomberg
                             Net             Public          Barclays
                             Asset           Offering        U.S.
                             Value           Price           Universal
Period                       (NAV)           (POP)           Index
--------------------------------------------------------------------------------
10 years                     5.58%            5.10%          4.01%
5 years                      2.85             1.91           2.19
1 year                       2.33            -2.27           1.52
--------------------------------------------------------------------------------

Expense Ratio
(Per prospectus dated February 1, 2018)
--------------------------------------------------------------------------------
                             Gross
--------------------------------------------------------------------------------
                             1.06%
--------------------------------------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $10,000 Investment

                           Pioneer Strategic           Bloomberg Barclays U.S.
                           Income Fund                 Universal Index
3/08                       $ 9,550                     $10,000
3/09                       $ 8,576                     $10,110
3/10                       $11,389                     $11,160
3/11                       $12,518                     $11,800
3/12                       $13,120                     $12,696
3/13                       $14,280                     $13,295
3/14                       $14,632                     $13,362
3/15                       $15,083                     $14,074
3/16                       $14,980                     $14,321
3/17                       $16,063                     $14,595
3/18                       $16,438                     $14,817

Call 1-800-225-6292 or visit www.amundipioneer.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

NAV results represent the percent change in net asset value per share. Returns would have been lower had sales charges been reflected. POP returns reflect deduction of maximum 4.50% sales charge. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

Please refer to the financial highlights for a more current expense ratio.

                  Pioneer Strategic Income Fund | Semiannual Report | 3/31/18 11

Performance Update | 3/31/18                                      Class C Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Class C shares of Pioneer Strategic Income Fund during the periods shown, compared to that of the Bloomberg Barclays U.S. Universal Index.

Average Annual Total Returns
(As of March 31, 2018)
--------------------------------------------------------------------------------
                                                             Bloomberg
                                                             Barclays
                                                             U.S.
                             If              If              Universal
Period                       Held            Redeemed        Index
--------------------------------------------------------------------------------
10 years                     4.86%           4.86%           4.01%
5 years                      2.16            2.16            2.19
1 year                       1.65            1.65            1.52
--------------------------------------------------------------------------------

Expense Ratio
(Per prospectus dated February 1, 2018)
--------------------------------------------------------------------------------
                             Gross
--------------------------------------------------------------------------------
                             1.72%
--------------------------------------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $10,000 Investment

                           Pioneer Strategic           Bloomberg Barclays U.S.
                           Income Fund                 Universal Index
3/08                       $10,000                     $10,000
3/09                       $ 8,913                     $10,110
3/10                       $11,752                     $11,160
3/11                       $12,840                     $11,800
3/12                       $13,365                     $12,696
3/13                       $14,445                     $13,295
3/14                       $14,690                     $13,362
3/15                       $15,049                     $14,074
3/16                       $14,833                     $14,321
3/17                       $15,810                     $14,595
3/18                       $16,071                     $14,817

Call 1-800-225-6292 or visit www.amundipioneer.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

Class C shares held for less than one year are also subject to a 1% contingent deferred sales charge (CDSC). "If Held" results represent the percent change in net asset value per share. Returns would have been lower had sales charges been reflected. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

Please refer to the financial highlights for a more current expense ratio.

12 Pioneer Strategic Income Fund | Semiannual Report | 3/31/18

Performance Update | 3/31/18                                      Class K Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $5 million investment made in Class K shares of Pioneer Strategic Income Fund during the periods shown, compared to that of the Bloomberg Barclays U.S. Universal Index.

Average Annual Total Returns
(As of March 31, 2018)
--------------------------------------------------------------------------------
                                             Bloomberg
                             Net             Barclays
                             Asset           U.S.
                             Value           Universal
Period                       (NAV)           Index
--------------------------------------------------------------------------------
10 years                     5.83%           4.01%
5 years                      3.30            2.19
1 year                       2.78            1.52
--------------------------------------------------------------------------------

Expense Ratio
(Per prospectus dated February 1, 2018)
--------------------------------------------------------------------------------
                             Gross
--------------------------------------------------------------------------------
                             0.62%
--------------------------------------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $5 Million Investment

                           Pioneer Strategic           Bloomberg Barclays U.S.
                           Income Fund                 Universal Index
3/08                       $5,000,000                  $5,000,000
3/09                       $4,490,032                  $5,055,178
3/10                       $5,962,665                  $5,580,202
3/11                       $6,554,136                  $5,900,017
3/12                       $6,869,150                  $6,347,868
3/13                       $7,490,533                  $6,647,418
3/14                       $7,703,773                  $6,681,021
3/15                       $7,980,698                  $7,036,801
3/16                       $7,962,011                  $7,160,272
3/17                       $8,573,450                  $7,297,574
3/18                       $8,811,964                  $7,408,254

Call 1-800-225-6292 or visit www.amundipioneer.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

The performance shown for Class K shares for the period prior to the commencement of operations of Class K shares on December 20, 2012, is the net asset value performance of the Fund's Class A shares, which has not been restated to reflect any differences in expenses, including Rule 12b-1 fees applicable to Class A shares. Since fees for Class A shares generally are higher than those of Class K shares, the performance of Class K shares prior to their inception would have been higher than the performance shown. For the period beginning December 20, 2012, the actual performance of Class K shares is reflected. Class K shares are not subject to sales charges and are available for limited groups of eligible investors, including institutional investors. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

Please refer to the financial highlights for a more current expense ratio.

                  Pioneer Strategic Income Fund | Semiannual Report | 3/31/18 13

Performance Update | 3/31/18                                      Class R Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Class R shares of Pioneer Strategic Income Fund during the periods shown, compared to that of the Bloomberg Barclays U.S. Universal Index.

Average Annual Total Returns
(As of March 31, 2018)
--------------------------------------------------------------------------------
                                             Bloomberg
                             Net             Barclays
                             Asset           U.S.
                             Value           Universal
Period                       (NAV)           Index
--------------------------------------------------------------------------------
10 years                     5.24%           4.01%
5 years                      2.49            2.19
1 year                       1.99            1.52
--------------------------------------------------------------------------------

Expense Ratio
(Per prospectus dated February 1, 2018)
--------------------------------------------------------------------------------
                             Gross
--------------------------------------------------------------------------------
                             1.41%
--------------------------------------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $10,000 Investment

                           Pioneer Strategic           Bloomberg Barclays U.S.
                           Income Fund                 Universal Index
3/08                       $10,000                     $10,000
3/09                       $ 8,950                     $10,110
3/10                       $11,856                     $11,160
3/11                       $13,007                     $11,800
3/12                       $13,582                     $12,696
3/13                       $14,736                     $13,295
3/14                       $15,041                     $13,362
3/15                       $15,450                     $14,074
3/16                       $15,290                     $14,321
3/17                       $16,341                     $14,595
3/18                       $16,667                     $14,817

Call 1-800-225-6292 or visit www.amundipioneer.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

Class R shares are not subject to sales charges and are available for limited groups of eligible investors, including institutional investors. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

Please refer to the financial highlights for a more current expense ratio.

14 Pioneer Strategic Income Fund | Semiannual Report | 3/31/18

Performance Update | 3/31/18                                      Class Y Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $5 million investment made in Class Y shares of Pioneer Strategic Income Fund during the periods shown, compared to that of the Bloomberg Barclays U.S. Universal Index.

Average Annual Total Returns
(As of March 31, 2018)
--------------------------------------------------------------------------------
                                             Bloomberg
                             Net             Barclays
                             Asset           U.S.
                             Value           Universal
Period                       (NAV)           Index
--------------------------------------------------------------------------------
10 years                     5.92%           4.01%
5 years                      3.17            2.19
1 year                       2.67            1.52
--------------------------------------------------------------------------------

Expense Ratio
(Per prospectus dated February 1, 2018)
--------------------------------------------------------------------------------
                             Gross
--------------------------------------------------------------------------------
                             0.74%
--------------------------------------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $5 Million Investment

                           Pioneer Strategic           Bloomberg Barclays U.S.
                           Income Fund                 Universal Index
3/08                       $5,000,000                  $5,000,000
3/09                       $4,507,609                  $5,055,178
3/10                       $6,004,177                  $5,580,202
3/11                       $6,624,844                  $5,900,017
3/12                       $6,959,682                  $6,347,868
3/13                       $7,599,061                  $6,647,418
3/14                       $7,802,532                  $6,681,021
3/15                       $8,074,814                  $7,036,801
3/16                       $8,037,923                  $7,160,272
3/17                       $8,653,683                  $7,297,574
3/18                       $8,884,459                  $7,408,254

Call 1-800-225-6292 or visit www.amundipioneer.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

Class Y shares are not subject to sales charges and are available for limited groups of eligible investors, including institutional investors. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

Please refer to the financial highlights for a more current expense ratio.

                  Pioneer Strategic Income Fund | Semiannual Report | 3/31/18 15

Comparing Ongoing Fund Expenses

As a shareowner in the Fund, you incur two types of costs:

(1) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses; and

(2)  transaction costs, including sales charges (loads) on purchase payments.

This example is intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 at the beginning of the Fund's latest six-month period and held throughout the six months.

Using the Tables
--------------------------------------------------------------------------------
Actual Expenses

The first table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period as follows:

(1) Divide your account value by $1,000
    Example: an $8,600 account value (divided by) $1,000 = 8.6

(2) Multiply the result in (1) above by the corresponding share class's number in the third row under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Expenses Paid on a $1,000 Investment in Pioneer Strategic Income Fund

Based on actual returns from October 1, 2017, through March 31, 2018.

-----------------------------------------------------------------------------------------------------
 Share Class                     A               C               K               R               Y
-----------------------------------------------------------------------------------------------------
 Beginning Account
 Value on 10/1/17           $1,000.00       $1,000.00       $1,000.00       $1,000.00       $1,000.00
-----------------------------------------------------------------------------------------------------
 Ending Account
 Value (after expenses)
 on 3/31/18                 $  996.90       $  993.20       $  999.10       $  994.70       $  998.50
-----------------------------------------------------------------------------------------------------
 Expenses Paid
 During Period*             $    5.23       $    8.45       $    3.09       $    7.06       $    3.59
-----------------------------------------------------------------------------------------------------

* Expenses are equal to the Fund's annualized expense ratio of 1.05%, 1.70%, 0.62%, 1.42%, and 0.72% for Class A, Class C, Class K, Class R and Class Y shares, respectively, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).

16 Pioneer Strategic Income Fund | Semiannual Report | 3/31/18

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) that are charged at the time of the transaction. Therefore, the table below is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Expenses Paid on a $1,000 Investment in Pioneer Strategic Income Fund

Based on a hypothetical 5% return per year before expenses, reflecting the period from October 1, 2017, through March 31, 2018.

-----------------------------------------------------------------------------------------------------
 Share Class                     A               C               K               R               Y
-----------------------------------------------------------------------------------------------------
 Beginning Account
 Value on 10/1/17           $1,000.00       $1,000.00       $1,000.00       $1,000.00       $1,000.00
-----------------------------------------------------------------------------------------------------
 Ending Account
 Value (after expenses)
 on 3/31/18                 $1,019.70       $1,016.45       $1,021.84       $1,017.85       $1,021.34
-----------------------------------------------------------------------------------------------------
 Expenses Paid
 During Period*             $    5.29       $    8.55       $    3.13       $    7.14       $    3.63
-----------------------------------------------------------------------------------------------------

* Expenses are equal to the Fund's annualized expense ratio of 1.05%, 1.70%, 0.62%, 1.42%, and 0.72% for Class A, Class C, Class K, Class R and Class Y shares, respectively, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).

                  Pioneer Strategic Income Fund | Semiannual Report | 3/31/18 17

Schedule of Investments | 3/31/18 (unaudited)

-----------------------------------------------------------------------------------------------------------
 Principal
 Amount
 USD ($)                                                                                     Value
-----------------------------------------------------------------------------------------------------------
                             UNAFFILIATED ISSUERS -- 98.7%
                             CONVERTIBLE CORPORATE BONDS --
                             0.3% of Net Assets
                             CAPITAL GOODS -- 0.1%
                             Construction & Engineering -- 0.0%+
          1,181,000          Dycom Industries, Inc., 0.75%, 9/15/21                          $    1,494,837
-----------------------------------------------------------------------------------------------------------
                             Electrical Components & Equipment -- 0.1%
          3,351,000(a)       General Cable Corp., 4.5%, 11/15/29                             $    3,536,980
                                                                                             --------------
                             Total Capital Goods                                             $    5,031,817
-----------------------------------------------------------------------------------------------------------
                             HEALTH CARE EQUIPMENT & SERVICES -- 0.1%
                             Health Care Equipment -- 0.1%
          3,855,000          Wright Medical Group, Inc., 2.0%, 2/15/20                       $    3,821,261
                                                                                             --------------
                             Total Health Care Equipment & Services                          $    3,821,261
-----------------------------------------------------------------------------------------------------------
                             PHARMACEUTICALS, BIOTECHNOLOGY &
                             LIFE SCIENCES -- 0.0%+
                             Pharmaceuticals -- 0.0%+
          2,235,000          Jazz Investments I, Ltd., 1.875%, 8/15/21                       $    2,335,575
          3,000,000          Medicines Co., 2.75%, 7/15/23                                        2,880,363
                                                                                             --------------
                             Total Pharmaceuticals, Biotechnology &
                             Life Sciences                                                   $    5,215,938
-----------------------------------------------------------------------------------------------------------
                             SOFTWARE & SERVICES -- 0.1%
                             Application Software -- 0.1%
          3,780,000          Synchronoss Technologies, Inc., 0.75%, 8/15/19                  $    3,563,160
                                                                                             --------------
                             Total Software & Services                                       $    3,563,160
-----------------------------------------------------------------------------------------------------------
                             TOTAL CONVERTIBLE CORPORATE BONDS
                             (Cost $16,844,261)                                              $   17,632,176
-----------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------
 Shares
-----------------------------------------------------------------------------------------------------------
                             PREFERRED STOCKS -- 0.1% of Net Assets
                             DIVERSIFIED FINANCIALS -- 0.0%+
                             Consumer Finance -- 0.0%+
            126,788(b)       GMAC Capital Trust I, 7.624% (3 Month USD
                             LIBOR + 579 bps), 2/15/40                                       $    3,293,952
                                                                                             --------------
                             Total Diversified Financials                                    $    3,293,952
-----------------------------------------------------------------------------------------------------------
                             REAL ESTATE -- 0.1%
                             Diversified REIT -- 0.1%
              3,250(c)       Firstar Realty LLC, 8.875% (144A)                               $    3,835,000
                                                                                             --------------
                             Total Real Estate                                               $    3,835,000
-----------------------------------------------------------------------------------------------------------
                             TOTAL PREFERRED STOCKS
                             (Cost $6,773,791)                                               $    7,128,952
-----------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

18 Pioneer Strategic Income Fund | Semiannual Report | 3/31/18

-----------------------------------------------------------------------------------------------------------
 Shares                                                                                      Value
-----------------------------------------------------------------------------------------------------------
                             CONVERTIBLE PREFERRED STOCKS --
                             1.2% of Net Assets
                             BANKS -- 1.2%
                             Diversified Banks -- 1.2%
             23,644(c)       Bank of America Corp., 7.25%                                    $   30,487,756
             31,645(c)       Wells Fargo & Co., 7.5%                                             40,822,050
                                                                                             --------------
                             Total Banks                                                     $   71,309,806
-----------------------------------------------------------------------------------------------------------
                             TOTAL CONVERTIBLE PREFERRED STOCKS
                             (Cost $64,530,879)                                              $   71,309,806
-----------------------------------------------------------------------------------------------------------
                             COMMON STOCKS -- 0.1% of Net Assets
                             CAPITAL GOODS -- 0.0%+
                             Industrial Machinery -- 0.0%+
            185,819^(d)      Liberty Tire Recycling LLC                                      $        1,858
                                                                                             --------------
                             Total Capital Goods                                             $        1,858
-----------------------------------------------------------------------------------------------------------
                             CONSUMER DURABLES & APPAREL -- 0.0%+
                             Homebuilding -- 0.0%+
          1,018,282          Desarrolladora Homex SAB de CV                                  $       20,378
                                                                                             --------------
                             Total Consumer Durables & Apparel                               $       20,378
-----------------------------------------------------------------------------------------------------------
                             ENERGY -- 0.1%
                             Coal & Consumable Fuels -- 0.0%+
                 77(d)       Alpha Natural Resources Holdings, Inc.                          $        1,851
          1,880,020(d)       ANR, Inc.                                                               25,004
                 17          Contura Energy, Inc.                                                     1,139
                                                                                             --------------
                                                                                             $       27,994
-----------------------------------------------------------------------------------------------------------
                             Oil & Gas Exploration & Production -- 0.1%
          9,565,478^(d)      Ascent CNR Corp.                                                $    2,056,578
             19,684          Frontera Energy Corp.                                                  549,388
                301(d)       SilverBow Resources, Inc.                                                8,759
                                                                                             --------------
                                                                                             $    2,614,725
                                                                                             --------------
                             Total Energy                                                    $    2,642,719
-----------------------------------------------------------------------------------------------------------
                             MATERIALS -- 0.0%+
                             Forest Products -- 0.0%+
            162,828(d)       Emerald Plantation Holdings, Ltd.                               $        8,955
-----------------------------------------------------------------------------------------------------------
                             Steel -- 0.0%+
                290(d)       ANR, Inc., Class C                                              $        6,960
                                                                                             --------------
                             Total Materials                                                 $       15,915
-----------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                  Pioneer Strategic Income Fund | Semiannual Report | 3/31/18 19

-----------------------------------------------------------------------------------------------------------
 Shares                                                                                      Value
-----------------------------------------------------------------------------------------------------------
                             RETAILING -- 0.0%+
                             Computer & Electronics Retail -- 0.0%+
            111,548^(d)      Targus Cayman SubCo., Ltd.                                      $      219,750
                                                                                             --------------
                             Total Retailing                                                 $      219,750
-----------------------------------------------------------------------------------------------------------
                             TOTAL COMMON STOCKS
                             (Cost $6,314,869)                                               $    2,900,620
-----------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------
 Principal
 Amount
 USD ($)
-----------------------------------------------------------------------------------------------------------
                             ASSET BACKED SECURITIES --
                             3.2% of Net Assets
                             BANKS -- 2.8%
                             Thrifts & Mortgage Finance -- 2.8%
            500,000          321 Henderson Receivables III LLC, Series 2008-1A,
                             Class C, 9.36%, 1/15/48 (144A)                                  $      591,702
            500,000          321 Henderson Receivables III LLC, Series 2008-1A,
                             Class D, 10.81%, 1/15/50 (144A)                                        599,980
          6,928,185          Applebee's Funding LLC / IHOP Funding LLC, Series
                             2014-1, Class A2, 4.277%, 9/5/44 (144A)                              6,800,154
            575,000          Ascentium Equipment Receivables Trust, Series
                             2016-2A, Class E, 6.79%, 10/10/24 (144A)                               606,522
            300,000          Avid Automobile Receivables Trust, Series 2018-1,
                             Class C, 5.13%, 2/18/25 (144A)                                         297,792
          1,399,981          AXIS Equipment Finance Receivables III LLC,
                             Series 2015-1A, Class D, 4.05%, 5/20/20 (144A)                       1,401,326
            749,930          AXIS Equipment Finance Receivables IV LLC,
                             Series 2016-1A, Class D, 4.67%, 3/20/22 (144A)                         759,420
            750,000          AXIS Equipment Finance Receivables IV LLC,
                             Series 2018-1A, Class E, 5.36%, 4/22/24 (144A)                         749,054
            900,000          AXIS Equipment Finance Receivables IV LLC,
                             Series 2018-1A, Class F, 7.3%, 5/20/26 (144A)                          898,696
            500,000          BCC Funding XIII LLC, Series 2016-1, Class E,
                             6.0%, 11/20/22 (144A)                                                  514,796
          1,550,000          BCC Funding XIV LLC, Series 2018-1A, Class D,
                             4.61%, 8/21/23 (144A)                                                1,548,966
          1,400,000          CIG Auto Receivables Trust, Series 2017-1A,
                             Class C, 5.33%, 12/16/24 (144A)                                      1,401,655
          1,000,000          Commonbond Student Loan Trust, Series 2017-BGS,
                             Class C, 4.44%, 9/25/42 (144A)                                         986,689
          3,070,000          Conn Funding II LLC, Series 2017-A, Class B,
                             5.11%, 2/15/20 (144A)                                                3,094,424
          3,900,000          Conn's Receivables Funding LLC, Series 2017-B,
                             Class B, 4.52%, 11/15/20 (144A)                                      3,928,810
          1,068,727(e)       Drug Royalty II LP 2, Series 2014-1, Class A1,
                             4.572% (3 Month USD LIBOR + 285 bps),
                             7/15/23 (144A)                                                       1,076,936
            199,435          Drug Royalty III LP 1, Series 2017-1A, Class A2,
                             3.6%, 4/15/27 (144A)                                                   196,577

The accompanying notes are an integral part of these financial statements.

20 Pioneer Strategic Income Fund | Semiannual Report | 3/31/18

-----------------------------------------------------------------------------------------------------------
 Principal
 Amount
 USD ($)                                                                                     Value
-----------------------------------------------------------------------------------------------------------
                             Thrifts & Mortgage Finance -- (continued)
          1,626,647          DT Auto Owner Trust, Series 2015-1A, Class D,
                             4.26%, 2/15/22 (144A)                                           $    1,640,972
          1,750,000          Elm Trust, Series 2016-1A, Class A2, 4.163%,
                             6/20/25 (144A)                                                       1,750,819
          1,200,000          Engs Commercial Finance Trust, Series 2015-1A,
                             Class D, 4.5%, 12/22/22 (144A)                                       1,192,438
          2,000,000          Engs Commercial Finance Trust, Series 2016-1A,
                             Class D, 5.22%, 1/22/24 (144A)                                       1,936,925
            600,000          Engs Commercial Finance Trust, Series 2018-1A,
                             Class D, 4.69%, 6/22/23 (144A)                                         599,955
          2,500,000(b)       Finance of America Structured Securities Trust,
                             Series 2017-HB1, Class M3, 3.624%,
                             11/25/27 (144A)                                                      2,497,550
          2,000,000(b)       Finance of America Structured Securities Trust,
                             Series 2017-HB1, Class M4, 4.477%,
                             11/25/27 (144A)                                                      1,976,980
          5,500,000          Four Seas LP, Series 2017-1A, Class A2, 5.927%,
                             8/28/27 (144A)                                                       5,293,750
            450,000          Foursight Capital Automobile Receivables Trust,
                             Series 2018-1, Class E, 5.56%, 1/16/24 (144A)                          452,695
          1,123,739(a)       GMAT Trust, Series 2013-1A, Class A, 6.967%,
                             11/25/43 (144A)                                                      1,124,955
            779,873(b)       Gold Key Resorts LLC, Series 2014-A, Class C,
                             5.87%, 3/17/31 (144A)                                                  770,183
          3,500,000(e)       Hertz Fleet Lease Funding LP, Series 2016-1, Class E,
                             5.24% (1 Month USD LIBOR + 350 bps),
                             4/10/30 (144A)                                                       3,516,109
         12,834,000          HOA Funding LLC, Series 2014-1A, Class A2,
                             4.846%, 8/20/44 (144A)                                              12,508,915
          4,705,003          Icon Brand Holdings LLC, Series 2012-1A, Class A,
                             4.229%, 1/25/43 (144A)                                               4,403,051
          1,500,000          Kabbage Asset Securitization LLC, Series 2017-1,
                             Class A, 4.571%, 3/15/22 (144A)                                      1,527,152
          6,000,000          Kabbage Asset Securitization LLC, Series 2017-1,
                             Class B, 5.794%, 3/15/22 (144A)                                      6,165,790
            200,000          Leaf Receivables Funding 12 LLC, Series 2017-1,
                             Class E1, 4.47%, 7/15/22 (144A)                                        199,410
          2,700,000          Leaf Receivables Funding 12 LLC, Series 2017-1,
                             Class E2, 5.99%, 9/15/24 (144A)                                      2,685,276
          3,100,000          Nationstar HECM Loan Trust, Series 2017-1A,
                             Class M2, 4.704%, 5/25/27 (144A)                                     3,092,324
          3,140,000(b)       Nationstar HECM Loan Trust, Series 2017-2A,
                             Class M2, 3.967%, 9/25/27 (144A)                                     3,140,000
          1,750,000(b)       Nationstar HECM Loan Trust, Series 2018-1A,
                             Class M5, 6.0%, 2/25/28 (144A)                                       1,702,882
          1,251,670(e)       Newtek Small Business Loan Trust, Series 2017-1,
                             Class B, 4.872% (1 Month USD LIBOR + 300 bps),
                             2/15/43 (144A)                                                       1,250,543

The accompanying notes are an integral part of these financial statements.

                  Pioneer Strategic Income Fund | Semiannual Report | 3/31/18 21

-----------------------------------------------------------------------------------------------------------
 Principal
 Amount
 USD ($)                                                                                     Value
-----------------------------------------------------------------------------------------------------------
                             Thrifts & Mortgage Finance -- (continued)
          1,450,000          Oxford Finance Funding LLC, Series 2016-1A,
                             Class A, 3.968%, 6/17/24 (144A)                                 $    1,446,616
          4,000,000          Progress Residential Trust, Series 2015-SFR2,
                             Class F, 5.069%, 6/12/32 (144A)                                      4,064,821
          2,500,000          Purchasing Power Funding LLC, Series 2018-A,
                             Class A, 3.34%, 8/15/22 (144A)                                       2,503,223
          5,083,782(a)       RCO Mortgage LLC, Series 2017-1, Class A1,
                             3.375%, 8/25/22 (144A)                                               5,063,466
          2,137,391          SCF Equipment Trust LLC, Series 2016-1A, Class A,
                             3.62%, 11/20/21 (144A)                                               2,131,385
          2,956,250          STORE Master Funding I LLC, Series 2015-1A,
                             Class A1, 3.75%, 4/20/45 (144A)                                      2,920,751
             10,696(e)       Structured Asset Investment Loan Trust, Series 2006-1,
                             Class A3, 2.072% (1 Month USD LIBOR +
                             20 bps), 1/25/36                                                        10,696
          1,940,000          Tidewater Sales Finance Master Trust, Series 2017-AA,
                             Class B, 6.56%, 4/15/21 (144A)                                       1,917,958
         14,400,000(b)       Towd Point Mortgage Trust, Series 2017-6, Class A2,
                             3.0%, 10/25/57 (144A)                                               13,905,042
         20,235,000(b)       Towd Point Mortgage Trust, Series 2017-6, Class M1,
                             3.25%, 10/25/57 (144A)                                              19,482,446
          2,400,000(e)       Trafigura Securitisation Finance Plc, Series 2017-1A,
                             Class B, 3.477% (1 Month USD LIBOR + 170 bps),
                             12/15/20 (144A)                                                      2,414,321
          1,500,000          Tricon American Homes Trust, Series 2017-SFR2,
                             Class D, 3.672%, 1/17/36 (144A)                                      1,480,914
          2,580,000          Tricon American Homes Trust, Series 2017-SFR2,
                             Class E, 4.216%, 1/17/36 (144A)                                      2,560,329
          1,673,251(e)       Truman Capital Mortgage Loan Trust, Series 2004-1,
                             Class M2, 3.572% (1 Month USD LIBOR + 170 bps),
                             1/25/34 (144A)                                                       1,672,123
          2,724,228(a)       VOLT LVIII LLC, Series 2017-NPL5, Class A1, 3.375%,
                             5/28/47 (144A)                                                       2,719,665
          2,610,403          Westgate Resorts LLC, Series 2014-1A, Class B,
                             3.25%, 12/20/26 (144A)                                               2,608,445
          1,381,808          Westgate Resorts LLC, Series 2015-1A, Class A,
                             2.75%, 5/20/27 (144A)                                                1,375,960
          3,628,079          Westgate Resorts LLC, Series 2016-1A, Class B,
                             4.5%, 12/20/28 (144A)                                                3,623,991
          1,086,824          Westgate Resorts LLC, Series 2017-1A, Class B,
                             4.05%, 12/20/30 (144A)                                               1,078,612
          3,100,000          WRG Debt Funding II LLC, Series 2017-1, Class A,
                             4.458%, 3/15/26 (144A)                                               3,080,625
          3,500,000          WRG Debt Funding II LLC, Series 2017-1, Class B,
                             5.926%, 3/15/26 (144A)                                               3,489,063
                                                                                             --------------
                             Total Banks                                                     $  164,432,625
-----------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

22 Pioneer Strategic Income Fund | Semiannual Report | 3/31/18

-----------------------------------------------------------------------------------------------------------
 Principal
 Amount
 USD ($)                                                                                     Value
-----------------------------------------------------------------------------------------------------------
                             DIVERSIFIED FINANCIALS -- 0.2%
                             Other Diversified Financial Services -- 0.1%
          4,323,562          Spirit Master Funding LLC, Series 2014-4A,
                             Class A2, 4.629%, 1/20/45 (144A)                                $    4,383,973
-----------------------------------------------------------------------------------------------------------
                             Specialized Finance -- 0.1%
          5,845,875          Domino's Pizza Master Issuer LLC, Series 2015-1A,
                             Class A2I, 3.484%, 10/25/45 (144A)                              $    5,835,703
          1,268,393          JG Wentworth XXII LLC, Series 2010-3A, Class A,
                             3.82%, 12/15/48 (144A)                                               1,289,680
                                                                                             --------------
                                                                                             $    7,125,383
                                                                                             --------------
                             Total Diversified Financials                                    $   11,509,356
-----------------------------------------------------------------------------------------------------------
                             FOOD & STAPLES RETAILING -- 0.2%
                             Food Retail -- 0.2%
          8,905,003          CKE Restaurant Holdings, Inc., Series 2013-1A,
                             Class A2, 4.474%, 3/20/43 (144A)                                $    8,936,760
                                                                                             --------------
                             Total Food & Staples Retailing                                  $    8,936,760
-----------------------------------------------------------------------------------------------------------
                             TOTAL ASSET BACKED SECURITIES
                             (Cost $186,125,071)                                             $  184,878,741
-----------------------------------------------------------------------------------------------------------
                             COLLATERALIZED MORTGAGE
                             OBLIGATIONS -- 17.8% of Net Assets
                             BANKS -- 17.2%
                             Diversified Banks -- 0.0%+
          1,549,614(b)       CSFB Mortgage-Backed Pass-Through Certificates,
                             Series 2003-17, Class B1, 5.494%, 6/25/33                       $    1,199,446
-----------------------------------------------------------------------------------------------------------
                             Thrifts & Mortgage Finance -- 17.2%
         11,255,090(b)       Agate Bay Mortgage Trust, Series 2013-1, Class A1,
                             3.5%, 7/25/43 (144A)                                            $   11,095,493
          6,757,236(b)       Agate Bay Mortgage Trust, Series 2015-1, Class A13,
                             3.5%, 1/25/45 (144A)                                                 6,650,857
          2,602,614(b)       Agate Bay Mortgage Trust, Series 2015-1, Class B4,
                             3.82%, 1/25/45 (144A)                                                2,346,961
          2,871,814(b)       Agate Bay Mortgage Trust, Series 2015-2, Class B3,
                             3.733%, 3/25/45 (144A)                                               2,696,947
          5,411,514(b)       Agate Bay Mortgage Trust, Series 2015-5, Class A3,
                             3.5%, 7/25/45 (144A)                                                 5,374,013
          6,714,858(b)       Agate Bay Mortgage Trust, Series 2015-6, Class A9,
                             3.5%, 9/25/45 (144A)                                                 6,557,726
          3,031,018(b)       Agate Bay Mortgage Trust, Series 2015-6, Class B3,
                             3.614%, 9/25/45 (144A)                                               2,700,097
          2,644,247(b)       Agate Bay Mortgage Trust, Series 2015-7, Class B2,
                             3.763%, 10/25/45 (144A)                                              2,616,830
          2,854,426(b)       Agate Bay Mortgage Trust, Series 2016-2, Class B1,
                             3.812%, 3/25/46 (144A)                                               2,909,365
          2,407,496(b)       Agate Bay Mortgage Trust, Series 2016-3, Class B3,
                             3.839%, 8/25/46 (144A)                                               2,306,894

The accompanying notes are an integral part of these financial statements.

                  Pioneer Strategic Income Fund | Semiannual Report | 3/31/18 23

-----------------------------------------------------------------------------------------------------------
 Principal
 Amount
 USD ($)                                                                                     Value
-----------------------------------------------------------------------------------------------------------
                             Thrifts & Mortgage Finance -- (continued)
          2,950,000          American Homes 4 Rent, Series 2015-SFR1,
                             Class C, 4.11%, 4/17/52 (144A)                                  $    3,009,559
          2,500,000          American Homes 4 Rent Trust, Series 2014-SFR2,
                             Class D, 5.149%, 10/17/36 (144A)                                     2,675,190
          5,000,000          American Homes 4 Rent Trust, Series 2014-SFR3,
                             Class C, 4.596%, 12/17/36 (144A)                                     5,225,660
          4,100,000          American Homes 4 Rent Trust, Series 2014-SFR3,
                             Class D, 5.04%, 12/17/36 (144A)                                      4,367,228
          1,054,000(b)       B2R Mortgage Trust, Series 2015-1, Class D, 4.831%,
                             5/15/48 (144A)                                                       1,009,938
          2,500,000(e)       BAMLL Commercial Mortgage Securities Trust, Series
                             2014-ICTS, Class B, 2.877% (1 Month USD LIBOR +
                             110 bps), 6/15/28 (144A)                                             2,499,996
          3,500,000          Banc of America Commercial Mortgage Trust, Series
                             2017-BNK3, Class A4, 3.574%, 2/15/50                                 3,505,864
          5,000,000          BANK, Series 2017-BNK8, Class B, 3.931%, 11/15/50                    5,076,764
         12,926,779(a)       Bayview Commercial Asset Trust, Series 2007-2A,
                             Class IO, 0.0% 7/25/37 (144A)                                                1
          7,050,000(b)       Bayview Opportunity Master Fund IVa Trust,
                             Series 2017-RT5, Class B1, 4.0%, 5/28/69 (144A)                      7,235,020
          4,670,000(b)       Bayview Opportunity Master Fund IVa Trust,
                             Series 2017-SPL5, Class B1, 4.0%, 6/28/57 (144A)                     4,802,338
          2,950,000(b)       Bayview Opportunity Master Fund IVa Trust,
                             Series 2017-SPL5, Class B2, 4.5%, 6/28/57 (144A)                     3,118,689
          3,567,179(b)       Bayview Opportunity Master Fund IVb Trust,
                             Series 2017-SPL2, Class A, 4.0%, 6/28/54 (144A)                      3,623,858
          1,850,000(b)       Bayview Opportunity Master Fund IVb Trust,
                             Series 2017-SPL3, Class B1, 4.25%,
                             11/28/53 (144A)                                                      1,931,341
          1,700,000+(b)      Bayview Opportunity Master Fund IVb Trust,
                             Series 2017-SPL3, Class B2, 4.75%,
                             11/28/53 (144A)                                                      1,797,750
          4,000,000          Caesars Palace Las Vegas Trust, Series 2017-VICI,
                             Class C, 4.138%, 10/15/34 (144A)                                     4,071,990
          1,500,000(b)       CCRESG Commercial Mortgage Trust, Series
                             2016-HEAT, Class D, 5.488%, 4/10/29 (144A)                           1,485,404
          2,500,000(b)       CCRESG Commercial Mortgage Trust, Series
                             2016-HEAT, Class E, 5.488%, 4/10/29 (144A)                           2,399,125
          2,500,000          CFCRE Commercial Mortgage Trust, Series
                             2018-TAN, Class D, 6.099%, 2/15/33 (144A)                            2,574,994
          2,277,304(b)       Chase Mortgage Trust, Series 2016-1, Class M3,
                             3.75%, 4/25/45 (144A)                                                2,254,532
          1,008,913(e)       CIM Trust, Series 2015-4AG, Class A1, 3.664%
                             (1 Month USD LIBOR + 200 bps), 10/25/57 (144A)                       1,021,008
          6,720,000(b)       CIM Trust, Series 2017-7, Class M2, 4.0%,
                             4/25/57 (144A)                                                       6,872,650
          4,181,115          Citigroup Commercial Mortgage Trust, Series
                             2015-GC27, Class A5, 3.137%, 2/10/48                                 4,111,123

The accompanying notes are an integral part of these financial statements.

24 Pioneer Strategic Income Fund | Semiannual Report | 3/31/18

-----------------------------------------------------------------------------------------------------------
 Principal
 Amount
 USD ($)                                                                                     Value
-----------------------------------------------------------------------------------------------------------
                             Thrifts & Mortgage Finance -- (continued)
          1,450,000          Citigroup Commercial Mortgage Trust, Series
                             2016-SMPL, Class E, 4.509%, 9/10/31 (144A)                      $    1,441,305
          3,500,000          Citigroup Commercial Mortgage Trust, Series 2018-B2,
                             Class A3, 3.744%, 3/10/51                                            3,562,580
          2,294,977(b)       Citigroup Mortgage Loan Trust, Series 2013-J1,
                             Class B4, 3.529%, 10/25/43 (144A)                                    2,190,919
          6,162,490(b)       Citigroup Mortgage Loan Trust, Inc., Series 2017-RP2,
                             Class A1, 3.25%, 7/25/67 (144A)                                      6,055,159
          4,590,410          Colony American Finance, Ltd., Series 2015-1,
                             Class A, 2.896%, 10/15/47 (144A)                                     4,565,308
          4,000,000(a)       Colony American Finance, Ltd., Series 2016-1,
                             Class D, 5.972%, 6/15/48 (144A)                                      4,072,643
          2,000,000          COMM Mortgage Trust, Series 2012-CR2, Class AM,
                             3.791%, 8/15/45                                                      2,031,552
          3,421,622          COMM Mortgage Trust, Series 2012-CR4, Class AM,
                             3.251%, 10/15/45                                                     3,364,454
          2,531,000(b)       COMM Mortgage Trust, Series 2013-CR11, Class C,
                             5.167%, 8/10/50 (144A)                                               2,595,470
          8,000,000          COMM Mortgage Trust, Series 2013-LC6, Class A4,
                             2.941%, 1/10/46                                                      7,907,945
          3,161,098(e)       COMM Mortgage Trust, Series 2014-FL4, Class C,
                             3.7% (1 Month USD LIBOR + 195 bps),
                             7/13/31 (144A)                                                       3,169,617
          2,200,000(e)       COMM Mortgage Trust, Series 2014-FL4, Class SOF1,
                             5.0% (1 Month USD LIBOR + 325 bps),
                             3/13/27 (144A)                                                       2,176,509
          9,000,000(b)       COMM Mortgage Trust, Series 2015-CR23, Class CMD,
                             3.685%, 5/10/48 (144A)                                               8,880,461
          1,000,000(b)       COMM Mortgage Trust, Series 2015-CR25, Class B,
                             4.546%, 8/10/48                                                      1,038,934
          5,600,000          Commercial Mortgage Pass Through Certificates,
                             Series 2012-CR3, Class A3, 2.822%, 10/15/45                          5,513,664
          2,447,861          Commercial Mortgage Pass Through Certificates,
                             Series 2016-CR28, Class AHR, 3.651%, 2/10/49                         2,475,970
          5,150,000(b)       CSAIL Commercial Mortgage Trust, Series 2015-C4,
                             Class D, 3.584%, 11/15/48                                            4,613,390
          3,000,000          CSAIL Commercial Mortgage Trust, Series 2016-C6,
                             Class A5, 3.09%, 1/15/49                                             2,906,194
          5,114,164(b)       CSMC Trust, Series 2013-6, Class B3, 3.309%,
                             8/25/43 (144A)                                                       4,985,712
          3,023,406(b)       CSMC Trust, Series 2013-7, Class B4, 3.578%,
                             8/25/43 (144A)                                                       2,869,408
          2,527,721(b)       CSMC Trust, Series 2013-IVR1, Class B4, 3.464%,
                             3/25/43 (144A)                                                       2,429,349
          2,839,800(b)       CSMC Trust, Series 2013-IVR4, Class B4, 3.481%,
                             7/25/43 (144A)                                                       2,755,495

The accompanying notes are an integral part of these financial statements.

                  Pioneer Strategic Income Fund | Semiannual Report | 3/31/18 25

-----------------------------------------------------------------------------------------------------------
 Principal
 Amount
 USD ($)                                                                                     Value
-----------------------------------------------------------------------------------------------------------
                             Thrifts & Mortgage Finance -- (continued)
          1,787,362(b)       CSMC Trust, Series 2013-TH1, Class B4, 3.644%,
                             2/25/43 (144A)                                                  $    1,731,581
          2,695,621(b)       CSMC Trust, Series 2014-IVR2, Class B4, 3.798%,
                             4/25/44 (144A)                                                       2,573,532
          4,242,458(b)       CSMC Trust, Series 2014-OAK1, Class B4, 3.732%,
                             11/25/44 (144A)                                                      4,052,925
          2,467,117(b)       CSMC Trust, Series 2014-WIN1, Class B4, 3.932%,
                             9/25/44 (144A)                                                       2,408,749
           840,422(b)        CSMC Trust, Series 2015-1, Class B4, 3.941%,
                             1/25/45 (144A)                                                         814,158
          2,585,136(b)       CSMC Trust, Series 2015-2, Class B3, 3.934%,
                             2/25/45 (144A)                                                       2,494,101
          3,976,410(b)       CSMC Trust, Series 2015-2, Class B4, 3.934%,
                             2/25/45 (144A)                                                       3,658,182
          2,100,791(b)       CSMC Trust, Series 2015-3, Class B4, 3.932%,
                             3/25/45 (144A)                                                       1,930,421
          4,028,066(b)       CSMC Trust, Series 2015-WIN1, Class B4, 3.869%,
                             12/25/44 (144A)                                                      3,859,361
         10,779,678(b)       CSMC Trust, Series 2017-HL1, Class A1, 3.5%,
                             6/25/47 (144A)                                                      10,637,774
          9,552,338(b)       CSMC Trust, Series 2017-HL2, Class A1, 3.5%,
                             10/25/47 (144A)                                                      9,390,617
          2,843,476(b)       CSMLT Trust, Series 2015-1, Class B4, 3.888%,
                             5/25/45 (144A)                                                       2,709,110
          8,081,358(b)       CSMLT Trust, Series 2015-2, Class A7, 3.5%,
                             8/25/45 (144A)                                                       8,029,395
          2,612,978(b)       CSMLT Trust, Series 2015-2, Class B4, 3.905%,
                             8/25/45 (144A)                                                       2,312,749
          2,000,000          DBJPM Mortgage Trust, Series 2016-C3, Class A5,
                             2.89%, 9/10/49                                                       1,907,373
          2,165,586(b)       Deephaven Residential Mortgage Trust, Series 2018-1A,
                             Class A2, 3.027%, 12/25/57 (144A)                                    2,153,405
          9,720,086(b)       EverBank Mortgage Loan Trust, Series 2013-1,
                             Class A2, 2.5%, 3/25/43 (144A)                                       9,316,100
          2,615,342(b)       EverBank Mortgage Loan Trust, Series 2013-2,
                             Class A, 3.0%, 6/25/43 (144A)                                        2,539,246
          9,281,901(b)       EverBank Mortgage Loan Trust, Series 2018-1,
                             Class A1, 3.5%, 2/25/48 (144A)                                       9,208,296
         14,052,454(b)       Flagstar Mortgage Trust, Series 2017-1, Class 1A3,
                             3.5%, 3/25/47 (144A)                                                13,914,670
          8,458,493(b)       Flagstar Mortgage Trust, Series 2017-2, Class A13,
                             3.5%, 10/25/47 (144A)                                                8,306,832
         12,445,826(b)       Flagstar Mortgage Trust, Series 2018-1, Class A13,
                             3.5%, 3/25/48 (144A)                                                12,135,123
          4,095,153(e)       FRESB Mortgage Trust, Series 2017-SB39, Class A5H,
                             2.63% (1 Month USD LIBOR + 261 bps), 8/25/37                         4,039,884

The accompanying notes are an integral part of these financial statements.

26 Pioneer Strategic Income Fund | Semiannual Report | 3/31/18

-----------------------------------------------------------------------------------------------------------
 Principal
 Amount
 USD ($)                                                                                     Value
-----------------------------------------------------------------------------------------------------------
                             Thrifts & Mortgage Finance -- (continued)
          2,999,515(e)       FRESB Mortgage Trust, Series 2017-SB43, Class A5H,
                             2.79% (1 Month USD LIBOR + 274 bps), 10/25/37                   $    2,974,228
            214,146          Global Mortgage Securitization, Ltd., Series 2004-A,
                             Class B2, 5.25%, 11/25/32 (144A)                                        84,580
          1,916,831          Global Mortgage Securitization, Ltd., Series 2005-A,
                             Class B1, 5.25%, 4/25/32 (144A)                                      1,897,765
            930,119          Global Mortgage Securitization, Ltd., Series 2005-A,
                             Class B2, 5.25%, 4/25/32 (144A)                                        878,854
          4,500,000          GS Mortgage Securities Corp. II, Series 2013-GC10,
                             Class B, 3.682%, 2/10/46 (144A)                                      4,491,660
          1,800,000(b)       GS Mortgage Securities Trust, Series 2016-GS4,
                             Class D, 3.233%, 11/10/49 (144A)                                     1,471,326
          2,500,000(e)       Home Partners of America Trust, Series 2016-2,
                             Class E, 5.588% (1 Month USD LIBOR + 378 bps),
                             10/17/33 (144A)                                                      2,534,887
          1,700,000(e)       Home Partners of America Trust, Series 2017-1,
                             Class E, 4.458% (1 Month USD LIBOR + 265 bps),
                             7/17/34 (144A)                                                       1,726,744
          3,700,000(e)       Hospitality Mortgage Trust, Series 2017-HIT,
                             Class E, 5.261% (1 Month USD LIBOR + 355 bps),
                             5/8/30 (144A)                                                        3,718,483
         10,144,736(b)       Irvine Core Office Trust, Series 2013-IRV, Class A2,
                             3.174%, 5/15/48 (144A)                                              10,127,182
          4,258,867          JP Morgan Chase Commercial Mortgage Securities
                             Trust, Series 2011-C5, Class A3, 4.171%, 8/15/46                     4,386,924
          6,085,146(b)       JP Morgan Chase Commercial Mortgage Securities
                             Trust, Series 2012-C8, Class B, 3.977%,
                             10/15/45 (144A)                                                      6,143,086
          2,394,221(b)       JP Morgan Mortgage Trust, Series 2013-3, Class B3,
                             3.406%, 7/25/43 (144A)                                               2,356,917
          3,559,368(b)       JP Morgan Mortgage Trust, Series 2014-1, Class B4,
                             3.742%, 1/25/44 (144A)                                               3,513,633
          1,836,312(b)       JP Morgan Mortgage Trust, Series 2014-2, Class B3,
                             3.424%, 6/25/29 (144A)                                               1,797,503
          1,215,000(b)       JP Morgan Mortgage Trust, Series 2014-2, Class B4,
                             3.424%, 6/25/29 (144A)                                               1,148,555
          2,124,451(b)       JP Morgan Mortgage Trust, Series 2014-5, Class B3,
                             2.998%, 10/25/29 (144A)                                              1,948,364
          2,276,887(b)       JP Morgan Mortgage Trust, Series 2014-IVR3,
                             Class AM, 2.988%, 9/25/44 (144A)                                     2,263,476
          1,834,780(b)       JP Morgan Mortgage Trust, Series 2015-4, Class 1A4,
                             3.5%, 6/25/45 (144A)                                                 1,822,524
         13,204,425(b)       JP Morgan Mortgage Trust, Series 2015-4, Class AM,
                             3.0%, 6/25/45 (144A)                                                12,592,265
          2,890,228(b)       JP Morgan Mortgage Trust, Series 2016-2, Class B1,
                             2.694%, 6/25/46 (144A)                                               2,875,325
          1,989,826(b)       JP Morgan Mortgage Trust, Series 2016-2, Class B2,
                             2.694%, 6/25/46 (144A)                                               1,951,708

The accompanying notes are an integral part of these financial statements.

                  Pioneer Strategic Income Fund | Semiannual Report | 3/31/18 27

-----------------------------------------------------------------------------------------------------------
 Principal
 Amount
 USD ($)                                                                                     Value
-----------------------------------------------------------------------------------------------------------
                             Thrifts & Mortgage Finance -- (continued)
          2,351,201(b)       JP Morgan Mortgage Trust, Series 2016-2, Class B3,
                             2.694%, 6/25/46 (144A)                                          $    2,257,520
         11,048,492(b)       JP Morgan Mortgage Trust, Series 2016-3, Class 1A1,
                             3.5%, 10/25/46 (144A)                                               10,971,235
          1,696,850(b)       JP Morgan Mortgage Trust, Series 2016-3, Class AM,
                             3.372%, 10/25/46 (144A)                                              1,681,477
          7,000,508(b)       JP Morgan Mortgage Trust, Series 2016-5, Class AM,
                             2.6%, 12/25/46 (144A)                                                6,883,740
          2,442,822(b)       JP Morgan Mortgage Trust, Series 2016-5, Class B2,
                             2.6%, 12/25/46 (144A)                                                2,348,511
          9,130,049(b)       JP Morgan Mortgage Trust, Series 2017-1, Class A2,
                             3.5%, 1/25/47 (144A)                                                 9,060,501
          3,270,000(b)       JP Morgan Mortgage Trust, Series 2017-1, Class A6,
                             3.5%, 1/25/47 (144A)                                                 3,241,773
          9,585,188(b)       JP Morgan Mortgage Trust, Series 2017-1, Class A11,
                             3.5%, 1/25/47 (144A)                                                 9,479,609
          6,124,346(b)       JP Morgan Mortgage Trust, Series 2017-2, Class A3,
                             3.5%, 5/25/47 (144A)                                                 6,077,693
          4,579,185(b)       JP Morgan Mortgage Trust, Series 2017-2, Class A6,
                             3.0%, 5/25/47 (144A)                                                 4,511,212
          5,401,051(b)       JP Morgan Mortgage Trust, Series 2017-2, Class B1,
                             3.746%, 5/25/47 (144A)                                               5,318,288
         13,374,497(b)       JP Morgan Mortgage Trust, Series 2017-3, Class 1A13,
                             3.5%, 8/25/47 (144A)                                                13,212,520
         12,868,492(b)       JP Morgan Mortgage Trust, Series 2017-4, Class A3,
                             3.5%, 11/25/48 (144A)                                               12,770,466
         15,111,679(b)       JP Morgan Mortgage Trust, Series 2017-4, Class A13,
                             3.5%, 11/25/48 (144A)                                               14,832,469
         10,784,711(b)       JP Morgan Mortgage Trust, Series 2017-5, Class A1,
                             3.184%, 10/26/48 (144A)                                             10,733,252
          3,985,826(b)       JP Morgan Mortgage Trust, Series 2017-5, Class A2,
                             3.184%, 10/26/48 (144A)                                              3,963,820
          2,918,666(b)       JP Morgan Mortgage Trust, Series 2017-5, Class B2,
                             3.184%, 10/26/48 (144A)                                              2,820,917
          5,070,310(b)       JP Morgan Mortgage Trust, Series 2017-5, Class B3,
                             3.184%, 10/26/48 (144A)                                              4,799,341
         13,814,329(b)       JP Morgan Mortgage Trust, Series 2017-6, Class A3,
                             3.5%, 12/25/48 (144A)                                               13,704,781
          6,173,046(b)       JP Morgan Mortgage Trust, Series 2017-6, Class A13,
                             3.5%, 12/25/48 (144A)                                                6,047,551
         11,282,295(b)       JP Morgan Mortgage Trust, Series 2018-1, Class A3,
                             3.5%, 6/25/48 (144A)                                                11,192,826
          4,536,765(b)       JP Morgan Mortgage Trust, Series 2018-1, Class A13,
                             3.5%, 6/25/48 (144A)                                                 4,444,539
          2,113,019(b)       JP Morgan Mortgage Trust, Series 2018-1, Class B2,
                             3.774%, 6/25/48 (144A)                                               2,057,280
         10,927,200(b)       JP Morgan Mortgage Trust, Series 2018-3, Class A3,
                             3.5%, 4/25/48 (144A)                                                10,583,647

The accompanying notes are an integral part of these financial statements.

28 Pioneer Strategic Income Fund | Semiannual Report | 3/31/18

-----------------------------------------------------------------------------------------------------------
 Principal
 Amount
 USD ($)                                                                                     Value
-----------------------------------------------------------------------------------------------------------
                             Thrifts & Mortgage Finance -- (continued)
          4,000,000(b)       JP Morgan Mortgage Trust, Series 2018-3, Class A13,
                             3.5%, 4/25/48 (144A)                                            $    3,863,002
          2,174,800(b)       JP Morgan Trust, Series 2015-3, Class B4, 3.684%,
                             5/25/45 (144A)                                                       2,020,525
          1,900,000(b)       JP Morgan Trust, Series 2015-5, Class B4, 2.889%,
                             5/25/45 (144A)                                                       1,805,803
          7,081,021(b)       JP Morgan Trust, Series 2015-6, Class A13, 3.5%,
                             10/25/45 (144A)                                                      6,971,760
          2,800,000          JPMBB Commercial Mortgage Securities Trust,
                             Series 2014-C22, Class A4, 3.801%, 9/15/47                           2,867,381
          8,000,000          JPMBB Commercial Mortgage Securities Trust,
                             Series 2015-C30, Class A5, 3.822%, 7/15/48                           8,183,270
          1,803,614          La Hipotecaria El Salvadorian Mortgage Trust,
                             Series 2016-1A, Class A, 3.358%, 1/15/46 (144A)                      1,760,076
            870,135(e)       La Hipotecaria Panamanian Mortgage Trust,
                             Series 2010-1GA, Class A, 2.25% (Panamanian
                             Mortgage Reference Rate + -300 bps), 9/8/39 (144A)                     888,625
             76,379(e)       Lehman Brothers Small Balance Commercial
                             Mortgage Trust, Series 2006-1A, Class 1A, 2.092%
                             (1 Month USD LIBOR + 22 bps), 4/25/31 (144A)                            75,942
          8,410,000(b)       LSTAR Commercial Mortgage Trust, Series 2015-3,
                             Class AS, 3.112%, 4/20/48 (144A)                                     8,157,019
          7,840,000(b)       Mill City Mortgage Loan Trust, Series 2017-2,
                             Class M1, 3.25%, 7/25/59 (144A)                                      7,722,993
          8,569,000(b)       Mill City Mortgage Loan Trust, Series 2017-2,
                             Class M3, 3.25%, 7/25/59 (144A)                                      8,104,085
          3,124,625(b)       Mill City Mortgage Loan Trust, Series 2017-3,
                             Class M1, 3.25%, 1/25/61 (144A)                                      3,070,402
          3,337,000(b)       Morgan Stanley Bank of America Merrill Lynch Trust,
                             Series 2014-C14, Class C, 4.823%, 2/15/47                            3,477,654
          4,800,000(b)       Morgan Stanley Bank of America Merrill Lynch Trust,
                             Series 2015-C22, Class D, 4.241%, 4/15/48 (144A)                     4,058,312
          3,350,000          Morgan Stanley Capital I Trust, Series 2014-150E,
                             Class AS, 4.012%, 9/9/32 (144A)                                      3,416,937
          3,000,000(e)       Morgan Stanley Capital I Trust, Series 2015-XLF1,
                             Class C, 3.977% (1 Month USD LIBOR + 220 bps),
                             8/14/31 (144A)                                                       3,014,531
          4,200,000(b)       Morgan Stanley Capital I Trust, Series 2016-BNK2,
                             Class D, 3.0%, 11/15/49 (144A)                                       3,316,241
          4,100,000          Morgan Stanley Capital I Trust, Series 2016-UBS9,
                             Class D, 3.0%, 3/15/49 (144A)                                        3,358,311
          2,564,000(b)       Morgan Stanley Residential Mortgage Loan Trust,
                             Series 2014-1A, Class B4, 2.966%, 6/25/44 (144A)                     2,486,716
          4,427,637(b)       NRP Mortgage Trust, Series 2013-1, Class B4,
                             3.313%, 7/25/43 (144A)                                               4,118,326
          2,004,000(b)       Oaks Mortgage Trust, Series 2015-1, Class B4,
                             3.824%, 4/25/46 (144A)                                               1,800,051

The accompanying notes are an integral part of these financial statements.

                  Pioneer Strategic Income Fund | Semiannual Report | 3/31/18 29

-----------------------------------------------------------------------------------------------------------
 Principal
 Amount
 USD ($)                                                                                     Value
-----------------------------------------------------------------------------------------------------------
                             Thrifts & Mortgage Finance -- (continued)
          1,558,960(b)       Oaks Mortgage Trust, Series 2015-2, Class B3,
                             3.881%, 10/25/45 (144A)                                         $    1,484,115
         11,272,190(b)       PMT Loan Trust, Series 2013-J1, Class A11, 3.5%,
                             9/25/43 (144A)                                                      11,207,459
          4,895,841(b)       PMT Loan Trust, Series 2013-J1, Class B3, 3.562%,
                             9/25/43 (144A)                                                       4,839,669
          2,500,000          Progress Residential Trust, Series 2015-SFR2,
                             Class D, 3.684%, 6/12/32 (144A)                                      2,495,707
          1,550,000(e)       Progress Residential Trust, Series 2016-SFR1,
                             Class F, 6.808% (1 Month USD LIBOR + 500 bps),
                             9/17/33 (144A)                                                       1,581,470
            700,000          Progress Residential Trust, Series 2017-SFR1,
                             Class C, 3.316%, 8/17/34 (144A)                                        688,501
          2,600,000          Progress Residential Trust, Series 2017-SFR1,
                             Class E, 4.261%, 8/17/34 (144A)                                      2,605,769
          2,215,000(b)       PSMC Trust, Series 2018-1, Class A1, 3.5%,
                             2/25/48 (144A)                                                       2,194,234
          3,615,000(b)       PSMC Trust, Series 2018-1, Class A3, 3.5%,
                             2/25/48 (144A)                                                       3,610,481
             33,788          RALI Trust, Series 2003-QS14, Class A1, 5.0%, 7/25/18                   33,530
          2,911,294(e)       RESI Finance LP, Series 2003-C, Class B3, 3.14%
                             (1 Month USD LIBOR + 140 bps), 9/10/35 (144A)                        2,645,437
         12,257,763          Seasoned Credit Risk Transfer Trust, Series 2017-3,
                             Class MT, 3.0%, 7/25/56                                             11,843,171
          9,500,000          Seasoned Credit Risk Transfer Trust, Series 2018-1,
                             Class MT, 3.0%, 5/25/57                                              9,203,948
          5,147,404(b)       Sequoia Mortgage Trust, Series 2012-6, Class A1,
                             2.5%, 12/25/42                                                       4,939,295
          4,140,624(b)       Sequoia Mortgage Trust, Series 2013-2, Class A,
                             1.874%, 2/25/43                                                      3,784,791
          5,096,959(b)       Sequoia Mortgage Trust, Series 2013-2, Class B4,
                             3.641%, 2/25/43                                                      4,933,893
          7,554,992(b)       Sequoia Mortgage Trust, Series 2013-3, Class A1,
                             2.0%, 3/25/43                                                        7,025,213
          1,758,079(b)       Sequoia Mortgage Trust, Series 2013-4, Class A1,
                             2.325%, 4/25/43                                                      1,644,354
          5,892,401(b)       Sequoia Mortgage Trust, Series 2013-4, Class A2,
                             2.5%, 4/25/43                                                        5,593,871
          8,506,886(b)       Sequoia Mortgage Trust, Series 2013-5, Class A1,
                             2.5%, 5/25/43 (144A)                                                 8,070,577
         14,628,642(b)       Sequoia Mortgage Trust, Series 2013-5, Class A2,
                             3.0%, 5/25/43 (144A)                                                14,198,692
         12,434,138(b)       Sequoia Mortgage Trust, Series 2013-6, Class A1,
                             2.5%, 5/25/43                                                       11,866,346
          4,402,280(b)       Sequoia Mortgage Trust, Series 2013-7, Class A1,
                             2.5%, 6/25/43                                                        4,219,312

The accompanying notes are an integral part of these financial statements.

30 Pioneer Strategic Income Fund | Semiannual Report | 3/31/18

-----------------------------------------------------------------------------------------------------------
 Principal
 Amount
 USD ($)                                                                                     Value
-----------------------------------------------------------------------------------------------------------
                             Thrifts & Mortgage Finance -- (continued)
          6,035,300(b)       Sequoia Mortgage Trust, Series 2013-7, Class A2,
                             3.0%, 6/25/43                                                   $    5,859,872
          5,012,988(b)       Sequoia Mortgage Trust, Series 2013-8, Class A1,
                             3.0%, 6/25/43                                                        4,866,217
          1,422,133(b)       Sequoia Mortgage Trust, Series 2013-8, Class A2,
                             2.25%, 6/25/43                                                       1,337,139
         11,923,388          Sequoia Mortgage Trust, Series 2013-9, Class A1,
                             3.5%, 7/25/43 (144A)                                                11,880,541
          4,797,489          Sequoia Mortgage Trust, Series 2013-9, Class B2,
                             3.5%, 7/25/43 (144A)                                                 4,780,263
          8,382,478(b)       Sequoia Mortgage Trust, Series 2013-10, Class A1,
                             3.5%, 8/25/43 (144A)                                                 8,342,200
          3,457,470(b)       Sequoia Mortgage Trust, Series 2015-2, Class A1,
                             3.5%, 5/25/45 (144A)                                                 3,436,538
          8,991,417(b)       Sequoia Mortgage Trust, Series 2015-3, Class A1,
                             3.5%, 7/25/45 (144A)                                                 8,895,532
          6,928,183(b)       Sequoia Mortgage Trust, Series 2017-1, Class A1,
                             3.5%, 2/25/47 (144A)                                                 6,877,406
          3,704,385(b)       Sequoia Mortgage Trust, Series 2017-2, Class A1,
                             3.5%, 3/25/47 (144A)                                                 3,697,236
          7,353,205(b)       Sequoia Mortgage Trust, Series 2017-2, Class A19,
                             3.5%, 3/25/47 (144A)                                                 7,212,170
          3,765,833(b)       Sequoia Mortgage Trust, Series 2017-3, Class A19,
                             3.5%, 4/25/47 (144A)                                                 3,707,430
          3,421,197(b)       Sequoia Mortgage Trust, Series 2017-3, Class B1,
                             3.814%, 4/25/47 (144A)                                               3,392,723
          2,669,744(b)       Sequoia Mortgage Trust, Series 2017-4, Class A1,
                             3.5%, 7/25/47 (144A)                                                 2,648,501
          3,442,607(b)       Sequoia Mortgage Trust, Series 2017-4, Class B1,
                             3.962%, 7/25/47 (144A)                                               3,412,174
          4,548,475(b)       Sequoia Mortgage Trust, Series 2018-2, Class A1,
                             3.5%, 2/25/48 (144A)                                                 4,507,857
          2,669,757(b)       Sequoia Mortgage Trust, Series 2018-2, Class A19,
                             3.5%, 2/25/48 (144A)                                                 2,628,563
          2,691,159(b)       Sequoia Mortgage Trust, Series 2018-2, Class B3,
                             3.771%, 2/25/48 (144A)                                               2,582,830
          6,094,164(b)       Sequoia Mortgage Trust, Series 2018-3, Class A19,
                             3.5%, 3/25/48 (144A)                                                 6,000,131
          2,210,171(b)       Sequoia Mortgage Trust, Series 2018-CH1,
                             Class A19, 4.0%, 2/25/48 (144A)                                      2,248,183
          1,980,466(b)       SGR Residential Mortgage Trust, Series 2016-1,
                             Class A1, 3.75%, 11/25/46 (144A)                                     2,010,651
          7,155,029(b)       Shellpoint Co-Originator Trust, Series 2016-1,
                             Class 1A1, 3.5%, 11/25/46 (144A)                                     7,087,109
          9,604,868(b)       Shellpoint Co-Originator Trust, Series 2017-1,
                             Class A19, 3.5%, 4/25/47 (144A)                                      9,444,658

The accompanying notes are an integral part of these financial statements.

                  Pioneer Strategic Income Fund | Semiannual Report | 3/31/18 31

-----------------------------------------------------------------------------------------------------------
 Principal
 Amount
 USD ($)                                                                                     Value
-----------------------------------------------------------------------------------------------------------
                             Thrifts & Mortgage Finance -- (continued)
          8,767,477          Toro Mortgage Funding Trust, Series 2017-RJ1,
                             4.0%, 4/25/74 (144A)                                            $    8,740,175
          9,375,000(b)       Towd Point Mortgage Trust, Series 2015-6, Class M1,
                             3.75%, 4/25/55 (144A)                                                9,533,213
          7,350,000(b)       Towd Point Mortgage Trust, Series 2016-1, Class M1,
                             3.5%, 2/25/55 (144A)                                                 7,352,958
          5,600,000(b)       Towd Point Mortgage Trust, Series 2016-2, Class M1,
                             3.0%, 8/25/55 (144A)                                                 5,364,193
          8,200,000(b)       Towd Point Mortgage Trust, Series 2017-1, Class A2,
                             3.5%, 10/25/56 (144A)                                                8,242,391
         13,830,000(b)       Towd Point Mortgage Trust, Series 2017-1, Class M1,
                             3.75%, 10/25/56 (144A)                                              13,998,216
         15,340,000(b)       Towd Point Mortgage Trust, Series 2017-2, Class A2,
                             3.25%, 4/25/57 (144A)                                               15,210,211
          5,000,000(b)       Towd Point Mortgage Trust, Series 2017-3, Class A2,
                             3.0%, 7/25/57 (144A)                                                 4,850,285
          2,274,000(b)       Velocity Commercial Capital Loan Trust, Series 2015-1,
                             Class M2, 5.88%, 6/25/45 (144A)                                      2,420,204
          3,443,714          Wells Fargo Commercial Mortgage Trust, Series
                             2014-LC16, Class A2, 2.819%, 8/15/50                                 3,447,263
          7,000,000          Wells Fargo Commercial Mortgage Trust, Series
                             2014-LC16, Class ASB, 3.477%, 8/15/50                                7,087,178
          4,700,000          Wells Fargo Commercial Mortgage Trust, Series
                             2016-LC25, Class A3, 3.374%, 12/15/59                                4,676,515
            855,241(b)       WinWater Mortgage Loan Trust, Series 2015-1,
                             Class B4, 3.914%, 1/20/45 (144A)                                       790,870
          4,871,158(b)       WinWater Mortgage Loan Trust, Series 2015-2,
                             Class A5, 3.0%, 2/20/45 (144A)                                       4,786,483
          1,873,163(b)       WinWater Mortgage Loan Trust, Series 2015-2,
                             Class B4, 3.909%, 2/20/45 (144A)                                     1,716,411
          1,172,407(b)       WinWater Mortgage Loan Trust, Series 2015-3,
                             Class B4, 3.91%, 3/20/45 (144A)                                      1,105,094
          9,958,513(b)       WinWater Mortgage Loan Trust, Series 2015-4,
                             Class A3, 3.5%, 6/20/45 (144A)                                       9,910,662
          1,612,966(b)       WinWater Mortgage Loan Trust, Series 2015-4,
                             Class B4, 3.758%, 6/20/45 (144A)                                     1,572,890
          3,507,086(b)       WinWater Mortgage Loan Trust, Series 2016-1,
                             Class 1A5, 3.5%, 1/20/46 (144A)                                      3,463,598
                                                                                             --------------
                                                                                             $1,003,724,315
                                                                                             --------------
                             Total Banks                                                     $1,004,923,761
-----------------------------------------------------------------------------------------------------------
                             GOVERNMENT -- 0.6%
          1,299,206          Federal National Mortgage Association REMICS,
                             Series 2009-36, Class HX, 4.5%, 6/25/29             $                1,347,502
          3,100,000(b)       Freddie Mac Whole Loan Securities Trust, Series
                             2017-SC01, Class M2, 3.593%, 12/25/46 (144A)                         2,939,187

The accompanying notes are an integral part of these financial statements.

32 Pioneer Strategic Income Fund | Semiannual Report | 3/31/18

-----------------------------------------------------------------------------------------------------------
 Principal
 Amount
 USD ($)                                                                                     Value
-----------------------------------------------------------------------------------------------------------
                             GOVERNMENT -- (continued)
          2,695,803          Freddie Mac Whole Loan Securities Trust, Series
                             2017-SC02, Class 2A, 3.5%, 5/25/47                              $    2,661,685
          4,160,000(b)       FREMF Mortgage Trust, Series 2010-K9, Class B,
                             5.207%, 9/25/45 (144A)                                               4,356,665
          5,000,000(b)       FREMF Mortgage Trust, Series 2012-K709, Class B,
                             3.742%, 4/25/45 (144A)                                               5,033,580
          3,661,000(b)       FREMF Mortgage Trust, Series 2012-K710, Class B,
                             3.813%, 6/25/47 (144A)                                               3,697,575
          4,536,000(b)       FREMF Mortgage Trust, Series 2015-K45, Class C,
                             3.591%, 4/25/48 (144A)                                               4,322,900
          2,000,000(b)       FREMF Mortgage Trust, Series 2016-K52, Class B,
                             3.923%, 1/25/49 (144A)                                               1,998,322
          4,200,551          Government National Mortgage Association, Series
                             2009-83, Class EB, 4.5%, 9/20/39                                     4,412,456
          3,317,586          Government National Mortgage Association, Series
                             2012-130, Class PA, 3.0%, 4/20/41                                    3,298,598
                                                                                             --------------
                             Total Government                                                $   34,068,470
-----------------------------------------------------------------------------------------------------------
                             TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS
                             (Cost $1,054,861,198)                                           $1,038,992,231
-----------------------------------------------------------------------------------------------------------
                             CORPORATE BONDS -- 42.3% of Net Assets
                             AUTOMOBILES & COMPONENTS -- 0.7%
                             Automobile Manufacturers -- 0.7%
         15,325,000          Ford Motor Co., 4.346%, 12/8/26                                 $   15,159,275
         15,110,000          General Motors Co., 6.6%, 4/1/36                                    17,316,968
          8,670,000          Nissan Motor Acceptance Corp., 3.15%,
                             3/15/21 (144A)                                                       8,670,584
                                                                                             --------------
                             Total Automobiles & Components                                  $   41,146,827
-----------------------------------------------------------------------------------------------------------
                             BANKS -- 5.7%
                             Diversified Banks -- 4.7%
    INR 267,250,000          Asian Development Bank, 5.9%, 12/20/22                          $    3,976,883
    INR 575,360,000          Asian Development Bank, 6.2%, 10/6/26                                8,478,590
    INR 458,660,000          Asian Development Bank, 6.45%, 8/8/21                                7,006,863
          8,110,000          Australia & New Zealand Banking Group, Ltd.,
                             4.5%, 3/19/24 (144A)                                                 8,269,064
          8,210,000(b)       Banco de Credito del Peru, 6.875% (3 Month USD
                             LIBOR + 771 bps), 9/16/26 (144A)                                     8,920,247
    ARS  78,000,000(e)       Banco de la Ciudad de Buenos Aires, 0.0%
                             (BADLARPP + 399 bps) 12/5/22                                         4,002,280
          2,915,000(b)       Banco Nacional de Comercio Exterior SNC, 3.8%
                             (5 Year CMT Index + 300 bps), 8/11/26 (144A)                         2,856,700
          5,000,000          Banco Nacional de Costa Rica, 4.875%,
                             11/1/18 (144A)                                                       5,000,000
          2,860,000          Banque Ouest Africaine de Developpement,
                             5.0%, 7/27/27 (144A)                                                 2,845,700

The accompanying notes are an integral part of these financial statements.

                  Pioneer Strategic Income Fund | Semiannual Report | 3/31/18 33

-----------------------------------------------------------------------------------------------------------
 Principal
 Amount
 USD ($)                                                                                     Value
-----------------------------------------------------------------------------------------------------------
                             Diversified Banks -- (continued)
          8,615,000          Banque Ouest Africaine de Developpement,
                             5.5%, 5/6/21 (144A)                                             $    8,959,600
          8,700,000          Barclays Plc, 4.375%, 1/12/26                                        8,709,022
          1,250,000          BBVA Bancomer SA, 4.375%, 4/10/24 (144A)                             1,265,625
          4,100,000(b)       BBVA Bancomer SA, 5.125% (5 Year CMT Index +
                             265 bps), 1/18/33 (144A)                                             3,936,000
            593,500(b)       BBVA Bancomer SA, 5.35% (5 Year CMT Index +
                             300 bps), 11/12/29 (144A)                                              583,114
         11,650,000          BBVA Bancomer SA, 6.5%, 3/10/21 (144A)                              12,378,125
         15,904,000(b)(c)    BNP Paribas SA, 7.625% (5 Year USD Swap Rate +
                             631 bps) (144A)                                                     17,076,920
          2,000,000          BPCE SA, 2.25%, 1/27/20                                              1,971,376
         11,400,000          BPCE SA, 4.875%, 4/1/26 (144A)                                      11,719,137
         18,585,000(e)       Canadian Imperial Bank of Commerce, 2.093%
                             (3 Month USD LIBOR + 32 bps), 2/2/21                                18,596,954
          4,150,000          Cooperatieve Rabobank UA, 3.75%, 7/21/26                             4,005,271
         14,300,000          Credit Suisse Group Funding Guernsey, Ltd.,
                             3.8%, 9/15/22                                                       14,399,936
          2,400,000(b)(c)    Danske Bank AS, 6.125% (USD Swap Rate + 390 bps)                     2,436,000
         16,774,000(b)(c)    ING Groep NV, 6.5% (5 Year USD Swap Rate + 445 bps)                 17,298,187
         14,400,000          Lloyds Banking Group Plc, 4.65%, 3/24/26                            14,452,603
EUR       1,395,000(b)(c)    Lloyds Banking Group Plc, 6.375% (5 Year EUR Swap
                             Rate + 529 bps)                                                      1,851,627
         11,800,000          Macquarie Bank, Ltd., 4.875%, 6/10/25 (144A)                        11,964,248
         17,800,000          Nordea Bank AB, 4.25%, 9/21/22 (144A)                               18,267,112
          3,000,000(b)       Oversea-Chinese Banking Corp., Ltd., 4.0% (5 Year
                             USD Swap Rate + 220 bps), 10/15/24 (144A)                            3,021,379
          3,895,000          QNB Finansbank AS, 4.875%, 5/19/22 (144A)                            3,749,576
         14,375,000(b)(c)    Royal Bank of Scotland Group Plc, 8.625% (5 Year
                             USD Swap Rate + 760 bps)                                            15,614,844
         13,575,000(b)(c)    Societe Generale SA, 7.375% (5 Year USD Swap
                             Rate + 624 bps) (144A)                                              14,440,406
         13,752,000          Standard Chartered Plc, 3.95%, 1/11/23 (144A)                       13,547,704
          3,000,000(b)       Turkiye Garanti Bankasi AS, 6.125% (5 Year USD
                             Swap Rate + 422 bps), 5/24/27 (144A)                                 2,916,684
                                                                                             --------------
                                                                                             $  274,517,777
-----------------------------------------------------------------------------------------------------------
                             Regional Banks -- 0.6%
          7,405,000          Banco Internacional del Peru SAA Interbank,
                             3.375%, 1/18/23 (144A)                                          $    7,164,337
         15,500,000          SunTrust Bank, 2.45%, 8/1/22                                        14,933,540
         12,385,000(b)       SunTrust Bank, 2.59% (3 Month USD LIBOR +
                             30 bps), 1/29/21                                                    12,302,578
            660,000(b)(c)    Wachovia Capital Trust III, 5.57% (3 Month USD
                             LIBOR + 93 bps)                                                        657,558
                                                                                             --------------
                                                                                             $   35,058,013
-----------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

34 Pioneer Strategic Income Fund | Semiannual Report | 3/31/18

-----------------------------------------------------------------------------------------------------------
 Principal
 Amount
 USD ($)                                                                                     Value
-----------------------------------------------------------------------------------------------------------
                             Thrifts & Mortgage Finance -- 0.4%
         10,500,000          Alfa Bank AO Via Alfa Bond Issuance Plc, 7.5%,
                             9/26/19 (144A)                                                  $   10,912,125
          9,055,000          Nationwide Building Society, 4.0%, 9/14/26 (144A)                    8,724,821
          3,075,000(b)       Nationwide Building Society, 4.125% (5 Year
                             USD 1100 Run ICE Swap Rate + 185 bps),
                             10/18/32 (144A)                                                      2,922,907
          2,200,000          Vnesheconombank Via VEB Finance Plc, 5.942%,
                             11/21/23 (144A)                                                      2,355,932
                                                                                             --------------
                                                                                             $   24,915,785
                                                                                             --------------
                             Total Banks                                                     $  334,491,575
-----------------------------------------------------------------------------------------------------------
                             CAPITAL GOODS -- 1.3%
                             Aerospace & Defense -- 0.5%
          5,025,000          Embraer Netherlands Finance BV, 5.4%, 2/1/27                    $    5,309,415
          2,888,000          Leonardo US Holdings, Inc., 6.25%, 1/15/40 (144A)                    3,191,240
         15,170,000          Rockwell Collins, Inc., 3.2%, 3/15/24                               14,745,144
EUR       1,850,000          TA MFG., Ltd., 3.625%, 4/15/23 (144A)                                2,305,522
                                                                                             --------------
                                                                                             $   25,551,321
-----------------------------------------------------------------------------------------------------------
                             Building Products -- 0.6%
         10,275,000          Masco Corp., 4.375%, 4/1/26                                     $   10,434,263
          9,445,000          Owens Corning, 3.4%, 8/15/26                                         9,096,561
          5,975,000          Owens Corning, 4.2%, 12/1/24                                         6,097,352
          9,250,000          Standard Industries, Inc., 5.375%, 11/15/24 (144A)                   9,365,625
                                                                                             --------------
                                                                                             $   34,993,801
-----------------------------------------------------------------------------------------------------------
                             Construction Machinery & Heavy Trucks -- 0.0%+
          1,950,000          Meritor, Inc., 6.25%, 2/15/24                                   $    2,025,562
-----------------------------------------------------------------------------------------------------------
                             Industrial Conglomerates -- 0.0%+
IDR  15,039,758,000^         PT Bakrie & Brothers Tbk, 0.0% 12/30/99                         $    1,092,609
-----------------------------------------------------------------------------------------------------------
                             Trading Companies & Distributors -- 0.2%
          3,040,000          Fly Leasing, Ltd., 5.25%, 10/15/24                              $    2,941,200
          4,600,000          United Rentals North America, Inc., 4.625%, 10/15/25                 4,473,500
          4,600,000          United Rentals North America, Inc., 4.875%, 1/15/28                  4,439,000
                                                                                             --------------
                                                                                             $   11,853,700
                                                                                             --------------
                             Total Capital Goods                                             $   75,516,993
-----------------------------------------------------------------------------------------------------------
                             COMMERCIAL & PROFESSIONAL SERVICES -- 0.2%
                             Research & Consulting Services -- 0.2%
          9,412,000          Verisk Analytics, Inc., 5.5%, 6/15/45                           $   10,475,454
-----------------------------------------------------------------------------------------------------------
                             Security & Alarm Services -- 0.0%+
          3,800,000          Brink's Co., 4.625%, 10/15/27 (144A)                            $    3,524,500
                                                                                             --------------
                             Total Commercial & Professional Services                        $   13,999,954
-----------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                  Pioneer Strategic Income Fund | Semiannual Report | 3/31/18 35

-----------------------------------------------------------------------------------------------------------
 Principal
 Amount
 USD ($)                                                                                     Value
-----------------------------------------------------------------------------------------------------------
                             CONSUMER DURABLES & APPAREL -- 0.5%
                             Homebuilding -- 0.5%
          5,985,000          KB Home, 7.625%, 5/15/23                                        $    6,583,500
          1,500,000          KB Home, 8.0%, 3/15/20                                               1,612,500
          4,765,000          Lennar Corp., 4.75%, 11/29/27 (144A)                                 4,562,487
          5,230,000          Lennar Corp., 5.375%, 10/1/22 (144A)                                 5,373,825
          3,270,000          Meritage Homes Corp., 6.0%, 6/1/25 (144A)                            3,352,241
          2,685,000          Meritage Homes Corp., 7.0%, 4/1/22                                   2,933,363
          3,270,000          Toll Brothers Finance Corp., 4.875%, 11/15/25                        3,229,125
                                                                                             --------------
                                                                                             $   27,647,041
-----------------------------------------------------------------------------------------------------------
                             Housewares & Specialties -- 0.0%+
          3,274,000          Controladora Mabe SA de CV, 7.875%,
                             10/28/19 (144A)                                                 $    3,468,803
                                                                                             --------------
                             Total Consumer Durables & Apparel                               $   31,115,844
-----------------------------------------------------------------------------------------------------------
                             CONSUMER SERVICES -- 0.4%
                             Casinos & Gaming -- 0.3%
          6,426,000          International Game Technology Plc, 6.5%,
                             2/15/25 (144A)                                                  $    6,883,853
             31,493(d)(f)(g) Mashantucket Western Pequot Tribe, 6.5% (6.5%
                             PIK 0.0% cash), 7/1/36                                                     472
          8,470,000          Scientific Games International, Inc., 10.0%, 12/1/22                 9,121,131
                                                                                             --------------
                                                                                             $   16,005,456
-----------------------------------------------------------------------------------------------------------
                             Education Services -- 0.1%
          4,025,000          Massachusetts Institute of Technology, 5.6%, 7/1/11             $    5,291,169
-----------------------------------------------------------------------------------------------------------
                             Specialized Consumer Services -- 0.0%+
          3,269,000          Ashtead Capital, Inc., 4.375%, 8/15/27 (144A)                   $    3,105,550
                                                                                             --------------
                             Total Consumer Services                                         $   24,402,175
-----------------------------------------------------------------------------------------------------------
                             DIVERSIFIED FINANCIALS -- 4.4%
                             Asset Management & Custody Banks -- 0.4%
          7,925,000          Blackstone Holdings Finance Co., LLC, 5.0%,
                             6/15/44 (144A)                                                  $    8,653,728
          5,320,000          Blackstone Holdings Finance Co., LLC, 6.25%,
                             8/15/42 (144A)                                                       6,666,462
          8,400,000          Legg Mason, Inc., 4.75%, 3/15/26                                     8,783,331
                                                                                             --------------
                                                                                             $   24,103,521
-----------------------------------------------------------------------------------------------------------
                             Consumer Finance -- 0.8%
          2,455,000          Ally Financial, Inc., 4.625%, 3/30/25                           $    2,424,312
INR   1,928,540,000          International Finance Corp., 6.3%, 11/25/24                         29,103,748
INR   1,040,880,000          International Finance Corp., 8.25%, 6/10/21                         16,709,704
                                                                                             --------------
                                                                                             $   48,237,764
-----------------------------------------------------------------------------------------------------------


The accompanying notes are an integral part of these financial statements.

36 Pioneer Strategic Income Fund | Semiannual Report | 3/31/18

-----------------------------------------------------------------------------------------------------------
 Principal
 Amount
 USD ($)                                                                                     Value
-----------------------------------------------------------------------------------------------------------
                             Diversified Capital Markets -- 0.7%
          6,400,000(b)       Banco Continental SA via Continental Trustees
                             Cayman, Ltd., 7.375% (3 Month USD LIBOR +
                             680 bps), 10/7/40 (144A)                                        $    6,800,000
         13,852,000(b)(c)    Credit Suisse Group AG, 7.125% (5 Year USD
                             Swap Rate + 511 bps)                                                14,475,340
          7,750,000          Macquarie Group, Ltd., 6.25%, 1/14/21 (144A)                         8,327,337
         10,646,000(b)(c)    UBS Group AG, 7.125% (5 Year USD Swap Rate +
                             588 bps)                                                            11,211,516
                                                                                             --------------
                                                                                             $   40,814,193
-----------------------------------------------------------------------------------------------------------
                             Investment Banking & Brokerage -- 0.9%
          4,365,000          E*TRADE Financial Corp., 2.95%, 8/24/22                         $    4,249,141
         10,027,000(b)       Goldman Sachs Group, Inc., 3.272% (3 Month
                             USD LIBOR + 120 bps), 9/29/25                                        9,652,504
         13,200,000          Morgan Stanley, 4.1%, 5/22/23                                       13,377,582
          4,400,000          Morgan Stanley, 4.875%, 11/1/22                                      4,610,587
         16,775,000          UBS AG, 7.625%, 8/17/22                                             18,829,938
                                                                                             --------------
                                                                                             $   50,719,752
-----------------------------------------------------------------------------------------------------------
                             Multi-Sector Holdings -- 0.2%
         11,820,000          IPIC GMTN, Ltd., 5.5%, 3/1/22 (144A)                            $   12,624,304
-----------------------------------------------------------------------------------------------------------
                             Other Diversified Financial Services -- 0.7%
IDR 187,200,000,000          European Investment Bank, 7.2%, 7/9/19 (144A)                   $   13,793,777
          6,250,000^(a)      Fixed Income Trust Series 2013-A, 0.0%
                             10/15/97 (144A)                                                      7,122,167
NZD      15,300,000          JPMorgan Chase & Co., 4.25%, 11/2/18                                11,164,384
          5,351,000^(b)      Tiers Trust, 7.697%, 10/15/97 (144A)                                 7,322,843
                                                                                             --------------
                                                                                             $   39,403,171
-----------------------------------------------------------------------------------------------------------
                             Specialized Finance -- 0.7%
          2,290,000          B3 SA - Brasil Bolsa Balcao, 5.5%, 7/16/20 (144A)               $    2,352,975
         12,855,000          Cantor Fitzgerald LP, 7.875%, 10/15/19 (144A)                       13,662,538
          1,000,000          Fly Leasing, Ltd., 6.375%, 10/15/21                                  1,038,750
         14,675,000          MassMutual Global Funding II, 2.75%, 6/22/24 (144A)                 14,171,276
          7,300,000          MassMutual Global Funding II, 2.95%, 1/11/25 (144A)                  7,066,038
          4,695,000          Nationstar Mortgage LLC / Nationstar Capital Corp.,
                             6.5%, 6/1/22                                                         4,806,506
                                                                                             --------------
                                                                                             $   43,098,083
                                                                                             --------------
                             Total Diversified Financials                                    $  259,000,788
-----------------------------------------------------------------------------------------------------------
                             ENERGY -- 6.0%
                             Integrated Oil & Gas -- 0.6%
          3,550,000          Nostrum Oil & Gas Finance BV, 7.0%, 2/16/25 (144A)              $    3,450,600
          5,020,000          Nostrum Oil & Gas Finance BV, 8.0%, 7/25/22 (144A)                   5,153,663
          3,160,000          Petrobras Global Finance BV, 7.375%, 1/17/27                         3,423,860

The accompanying notes are an integral part of these financial statements.

                  Pioneer Strategic Income Fund | Semiannual Report | 3/31/18 37

-----------------------------------------------------------------------------------------------------------
 Principal
 Amount
 USD ($)                                                                                     Value
-----------------------------------------------------------------------------------------------------------
                             Integrated Oil & Gas -- (continued)
          3,540,000          Petroleos Mexicanos, 0.0% 12/30/99                              $    3,780,720
         16,555,000          Petroleos Mexicanos, 3.5%, 1/30/23                                  15,909,355
          4,020,000          YPF SA, 6.95%, 7/21/27 (144A)                                        4,036,482
ARS      22,175,000          YPF SA, 16.5%, 5/9/22 (144A)                                         1,040,088
                                                                                             --------------
                                                                                             $   36,794,768
-----------------------------------------------------------------------------------------------------------
                             Oil & Gas Drilling -- 0.2%
         14,143,000          Rowan Cos., Inc., 5.85%, 1/15/44                                $   10,041,530
-----------------------------------------------------------------------------------------------------------
                             Oil & Gas Exploration & Production -- 0.8%
          5,785,000          Antero Resources Corp., 5.125%, 12/1/22                         $    5,828,387
          2,350,000          Antero Resources Corp., 5.625%, 6/1/23                               2,397,000
         10,579,000          Canadian Natural Resources, Ltd., 6.25%, 3/15/38                    12,773,844
          4,536,000          Canadian Natural Resources, Ltd., 6.75%, 2/1/39                      5,675,184
          7,806,000          Hilcorp Energy I LP / Hilcorp Finance Co., 5.75%,
                             10/1/25 (144A)                                                       7,727,940
          1,075,000          MEG Energy Corp., 6.5%, 1/15/25 (144A)                               1,042,750
          6,125,000          Newfield Exploration Co., 5.625%, 7/1/24                             6,461,875
          4,815,000          Sanchez Energy Corp., 6.125%, 1/15/23                                3,511,941
          1,025,000          Sanchez Energy Corp., 7.75%, 6/15/21                                   943,000
          2,135,000          SM Energy Co., 6.125%, 11/15/22                                      2,135,000
          1,325,000          SM Energy Co., 6.5%, 1/1/23                                          1,315,063
                                                                                             --------------
                                                                                             $   49,811,984
-----------------------------------------------------------------------------------------------------------
                             Oil & Gas Refining & Marketing -- 0.5%
          9,480,000          Andeavor, 5.375%, 10/1/22                                       $    9,717,000
          7,108,000          Calumet Specialty Products Partners LP / Calumet
                             Finance Corp., 6.5%, 4/15/21                                         6,894,760
         10,067,000          Valero Energy Corp., 6.625%, 6/15/37                                12,710,837
                                                                                             --------------
                                                                                             $   29,322,597
-----------------------------------------------------------------------------------------------------------
                             Oil & Gas Storage & Transportation -- 3.9%
         10,973,000          Boardwalk Pipelines LP, 4.95%, 12/15/24                         $   11,272,407
          7,115,000          Cheniere Energy Partners LP, 5.25%, 10/1/25 (144A)                   7,017,169
          4,290,000          DCP Midstream Operating LP, 9.75%, 3/15/19 (144A)                    4,525,950
          8,470,000          Enable Midstream Partners LP, 3.9%, 5/15/24                          8,263,211
          7,140,000          Enable Midstream Partners LP, 4.4%, 3/15/27                          6,987,922
          4,899,000          Energy Transfer Equity LP, 5.5%, 6/1/27                              4,911,247
          5,845,000          Energy Transfer Equity LP, 5.875%, 1/15/24                           6,034,962
          4,236,000          Enterprise Products Operating LLC, 2.8%, 2/15/21                     4,189,795
          3,683,000(b)       Enterprise Products Operating LLC, 5.481% (3 Month
                             USD LIBOR + 371 bps), 8/1/66                                         3,692,424
         14,573,000          Kinder Morgan, Inc., 5.05%, 2/15/46                                 14,259,976
         13,855,000          Kinder Morgan, Inc., 5.55%, 6/1/45                                  14,540,243
          2,400,000          MPLX LP, 4.125%, 3/1/27                                              2,377,925

The accompanying notes are an integral part of these financial statements.

38 Pioneer Strategic Income Fund | Semiannual Report | 3/31/18

-----------------------------------------------------------------------------------------------------------
 Principal
 Amount
 USD ($)                                                                                     Value
-----------------------------------------------------------------------------------------------------------
                             Oil & Gas Storage & Transportation -- (continued)
         17,410,000          MPLX LP, 4.875%, 12/1/24                                        $   18,255,567
          9,425,000          ONEOK, Inc., 6.875%, 9/30/28                                        10,994,429
          4,010,000          ONEOK, Inc., 7.5%, 9/1/23                                            4,673,312
         14,850,000          Phillips 66 Partners LP, 3.75%, 3/1/28                              14,344,826
         17,750,000          Plains All American Pipeline LP / PAA Finance Corp.,
                             4.65%, 10/15/25                                                     17,856,468
          7,260,000          Sabine Pass Liquefaction LLC, 5.0%, 3/15/27                          7,542,490
          2,140,000          Spectra Energy Capital LLC, 6.75%, 7/15/18                           2,162,996
          4,525,000          Sunoco Logistics Partners Operations LP, 5.4%, 10/1/47               4,310,816
          3,715,000          Sunoco Logistics Partners Operations LP, 6.1%, 2/15/42               3,768,802
          9,220,000          Targa Resources Partners LP / Targa Resources
                             Partners Finance Corp., 4.125%, 11/15/19                             9,243,050
          3,200,000          Targa Resources Partners LP / Targa Resources
                             Partners Finance Corp., 5.0%, 1/15/28 (144A)                         3,052,000
         11,845,000          Western Gas Partners LP, 4.5%, 3/1/28                               11,869,126
          5,660,000          Williams Cos., Inc., 4.55%, 6/24/24                                  5,699,450
          2,825,000          Williams Cos., Inc., 5.75%, 6/24/44                                  2,987,437
          8,175,000          Williams Cos., Inc., 7.5%, 1/15/31                                   9,947,953
          8,690,000          Williams Cos., Inc., 7.75%, 6/15/31                                 10,601,800
                                                                                             --------------
                                                                                             $  225,383,753
                                                                                             --------------
                             Total Energy                                                    $  351,354,632
-----------------------------------------------------------------------------------------------------------
                             FOOD & STAPLES RETAILING -- 0.5%
                             Drug Retail -- 0.4%
         14,795,000          CVS Health Corp., 4.1%, 3/25/25                                 $   14,899,303
          4,941,975          CVS Pass-Through Trust, 5.773%, 1/10/33 (144A)                       5,270,294
            839,662          CVS Pass-Through Trust, 6.036%, 12/10/28                               906,698
                                                                                             --------------
                                                                                             $   21,076,295
-----------------------------------------------------------------------------------------------------------
                             Food Retail -- 0.1%
          8,975,000          Alimentation Couche-Tard, Inc., 3.55%, 7/26/27 (144A)           $    8,618,048
                                                                                             --------------
                             Total Food & Staples Retailing                                  $   29,694,343
-----------------------------------------------------------------------------------------------------------
                             FOOD, BEVERAGE & TOBACCO -- 1.4%
                             Distillers & Vintners -- 0.2%
          3,679,000          Constellation Brands, Inc., 2.25%, 11/6/20                      $    3,599,814
          5,575,000          Constellation Brands, Inc., 3.2%, 2/15/23                            5,467,923
          4,650,000          Pernod Ricard SA, 4.45%, 1/15/22 (144A)                              4,827,475
                                                                                             --------------
                                                                                             $   13,895,212
-----------------------------------------------------------------------------------------------------------
                             Packaged Foods & Meats -- 0.6%
            620,000(d)(f)    CFG Investment SAC, 9.75%, 7/30/19 (144A)                       $      669,600
          2,350,000          JBS Investments GmbH, 7.75%, 10/28/20 (144A)                         2,421,675
          2,250,000          JBS USA LUX SA / JBS USA Finance, Inc.,
                             6.75%, 2/15/28 (144A)                                                2,160,000

The accompanying notes are an integral part of these financial statements.

                  Pioneer Strategic Income Fund | Semiannual Report | 3/31/18 39

-----------------------------------------------------------------------------------------------------------
 Principal
 Amount
 USD ($)                                                                                     Value
-----------------------------------------------------------------------------------------------------------
                             Packaged Foods & Meats -- (continued)
         12,770,000          MARB BondCo Plc, 6.875%, 1/19/25 (144A)                         $   11,684,550
            873,000          Marfrig Holdings Europe BV, 8.0%, 6/8/23 (144A)                        878,456
          9,208,000          Minerva Luxembourg SA, 5.875%, 1/19/28 (144A)                        8,416,204
          3,325,000          Minerva Luxembourg SA, 6.5%, 9/20/26 (144A)                          3,192,000
          3,150,000          Smithfield Foods, Inc., 2.65%, 10/3/21 (144A)                        3,016,058
          3,679,000          Smithfield Foods, Inc., 2.7%, 1/31/20 (144A)                         3,626,938
                                                                                             --------------
                                                                                             $   36,065,481
-----------------------------------------------------------------------------------------------------------
                             Tobacco -- 0.6%
          4,420,000          Alliance One International, Inc., 8.5%, 4/15/21 (144A)          $    4,607,850
          2,650,000          Alliance One International, Inc., 9.875%, 7/15/21                    2,570,500
         11,425,000          Altria Group, Inc., 2.625%, 1/14/20                                 11,357,482
         13,728,000          Reynolds American, Inc., 4.45%, 6/12/25                             14,121,599
                                                                                             --------------
                                                                                             $   32,657,431
                                                                                             --------------
                             Total Food, Beverage & Tobacco                                  $   82,618,124
-----------------------------------------------------------------------------------------------------------
                             HEALTH CARE EQUIPMENT & SERVICES -- 2.4%
                             Health Care Distributors -- 0.4%
         11,320,000          AmerisourceBergen Corp., 3.45%, 12/15/27                        $   10,770,523
         15,171,000          Cardinal Health, Inc., 3.079%, 6/15/24                              14,473,386
                                                                                             --------------
                                                                                             $   25,243,909
-----------------------------------------------------------------------------------------------------------
                             Health Care Equipment -- 0.6%
         13,220,000(e)       Becton Dickinson & Co., 2.944% (3 Month USD
                             LIBOR + 88 bps), 12/29/20                                       $   13,233,995
         12,190,000          Boston Scientific Corp., 4.0%, 3/1/28                               12,206,759
         11,650,000          Medtronic, Inc., 3.15%, 3/15/22                                     11,669,385
                                                                                             --------------
                                                                                             $   37,110,139
-----------------------------------------------------------------------------------------------------------
                             Health Care Facilities -- 0.3%
          4,815,000          CHS/Community Health Systems, Inc., 6.875%, 2/1/22              $    2,786,681
          2,675,000          HCA, Inc., 5.875%, 5/1/23                                            2,768,625
          3,785,000          Kindred Healthcare, Inc., 6.375%, 4/15/22                            3,803,925
          4,810,000          Kindred Healthcare, Inc., 8.0%, 1/15/20                              5,092,588
          4,215,000          RegionalCare Hospital Partners Holdings, Inc.,
                             8.25%, 5/1/23 (144A)                                                 4,383,600
                                                                                             --------------
                                                                                             $   18,835,419
-----------------------------------------------------------------------------------------------------------
                             Health Care Services -- 0.1%
          2,400,000          MEDNAX, Inc., 5.25%, 12/1/23 (144A)                             $    2,412,000
          2,467,000          Universal Hospital Services, Inc., 7.625%, 8/15/20                   2,485,502
                                                                                             --------------
                                                                                             $    4,897,502
-----------------------------------------------------------------------------------------------------------
                             Health Care Technology -- 0.2%
EUR       6,700,000          Quintiles IMS, Inc., 2.875%, 9/15/25 (144A)                     $    7,983,839
-----------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

40 Pioneer Strategic Income Fund | Semiannual Report | 3/31/18

-----------------------------------------------------------------------------------------------------------
 Principal
 Amount
 USD ($)                                                                                     Value
-----------------------------------------------------------------------------------------------------------
                             Managed Health Care -- 0.8%
          7,972,000          Anthem, Inc., 3.35%, 12/1/24                                    $    7,739,721
          5,456,000          Anthem, Inc., 3.65%, 12/1/27                                         5,274,869
          1,380,000          Anthem, Inc., 4.101%, 3/1/28                                         1,379,000
          3,670,000          Centene Corp., 4.75%, 5/15/22                                        3,715,875
          5,850,000          Centene Corp., 5.625%, 2/15/21                                       6,010,875
          3,905,000          Centene Corp., 6.125%, 2/15/24                                       4,063,933
          4,920,000          Humana, Inc., 3.95%, 3/15/27                                         4,890,067
         11,675,000          Molina Healthcare, Inc., 5.375%, 11/15/22                           11,529,063
                                                                                             --------------
                                                                                             $   44,603,403
                                                                                             --------------
                             Total Health Care Equipment & Services                          $  138,674,211
-----------------------------------------------------------------------------------------------------------
                             INSURANCE -- 6.2%
                             Insurance Brokers -- 0.2%
         13,900,000          Brown & Brown, Inc., 4.2%, 9/15/24                              $   14,192,026
-----------------------------------------------------------------------------------------------------------
                             Life & Health Insurance -- 0.3%
          4,800,000          Protective Life Global Funding, 2.615%, 8/22/22 (144A)          $    4,656,000
          5,000,000          Teachers Insurance & Annuity Association of America,
                             4.27%, 5/15/47 (144A)                                                5,000,779
          5,285,000          Teachers Insurance & Annuity Association of America,
                             4.9%, 9/15/44 (144A)                                                 5,824,871
            872,000          Teachers Insurance & Annuity Association of America,
                             6.85%, 12/16/39 (144A)                                               1,163,551
                                                                                             --------------
                                                                                             $   16,645,201
-----------------------------------------------------------------------------------------------------------
                             Multi-line Insurance -- 0.6%
         10,060,000          AXA SA, 8.6%, 12/15/30                                          $   13,681,600
         11,050,000          Liberty Mutual Insurance Co., 7.697%, 10/15/97 (144A)               15,284,002
          3,800,000          Liberty Mutual Insurance Co., 8.5%, 5/15/25 (144A)                   4,757,665
                                                                                             --------------
                                                                                             $   33,723,267
-----------------------------------------------------------------------------------------------------------
                             Property & Casualty Insurance -- 0.4%
         10,110,000          Delphi Financial Group, Inc., 7.875%, 1/31/20                   $   10,930,456
         11,760,000(b)       Farmers Insurance Exchange, 4.747% (3 Month
                             USD LIBOR + 323 bps), 11/1/57 (144A)                                11,274,900
                                                                                             --------------
                                                                                             $   22,205,356
-----------------------------------------------------------------------------------------------------------
                             Reinsurance -- 4.7%
          1,800,000+(h)(i)   Ailsa Re 2017, Variable Rate Notes, 6/15/18                     $    1,797,480
          2,400,000(e)       Alamo Re, 5.478% (3 Month Treasury Bill +
                             375 bps), 6/8/20 (144A) (Cat Bond)                                   2,459,520
          9,650,000(e)       Alamo Re, 6.538% (3 Month Treasury Bill +
                             481 bps), 6/7/18 (144A) (Cat Bond)                                   9,701,145
          2,133,500+(h)(i)   Arlington Re 2015, Variable Rate Notes, 8/1/18                         103,688
          1,904,000+(h)(i)   Arlington Re 2016, Variable Rate Notes, 8/31/18                        248,472
          3,605,000+(h)(i)   Berwick Re 2017, Variable Rate Notes, 2/1/19                           238,651

The accompanying notes are an integral part of these financial statements.

                  Pioneer Strategic Income Fund | Semiannual Report | 3/31/18 41

-----------------------------------------------------------------------------------------------------------
 Principal
 Amount
 USD ($)                                                                                     Value
-----------------------------------------------------------------------------------------------------------
                             Reinsurance -- (continued)
         12,877,188+(h)(i)   Berwick Re 2018-1, Variable Rate Notes, 12/31/21                $   13,099,963
          1,750,000+(h)(i)   Blue Lotus Re, Variable Rate Notes, 12/31/21                         1,799,700
         10,280,000+(h)(i)   Carnoustie Re 2016, Variable Rate Notes, 11/30/20                    1,112,296
         10,188,000+(h)(i)   Carnoustie Re 2017, Variable Rate Notes, 11/30/21                    3,070,663
          3,000,000+(h)(i)   Carnoustie Re 2018, Variable Rate Notes, 12/31/21                    3,046,500
         11,480,000+(h)(i)   Carnoustie Re, Variable Rate Notes, 7/1/18                             234,192
          1,800,000(e)       Casablanca Re, 5.008% (6 Month USD LIBOR +
                             375 bps), 6/4/20 (Cat Bond)                                          1,806,120
          2,800,000+(h)(i)   Castle Stuart Housing Association Re, Variable Rate
                             Notes, 12/1/21                                                       2,812,880
          2,500,000(e)       Citrus Re, 6.893% (3 Month Treasury Bill + 516 bps),
                             4/9/18 (144A) (Cat Bond)                                             2,499,750
          1,000,000(e)       Citrus Re, 8.633% (3 Month Treasury Bill + 690 bps),
                             4/9/18 (144A) (Cat Bond)                                               976,900
          2,000,000+(h)(i)   Clarendon Re 2018, Variable Rate Notes, 1/15/19                      1,749,600
          2,080,000(e)       Cranberry Re, 5.633% (3 Month Treasury Bill +
                             390 bps), 7/6/18 (144A) (Cat Bond)                                   2,091,648
          3,000,000+(h)(i)   Cypress Re 2018-1, Variable Rate Notes, 1/15/19                      2,823,600
              5,977+(h)(i)   Eden Re II, Variable Rate Notes, 4/23/19 (144A)                        420,663
          1,550,000+(h)(i)   Eden Re II, Variable Rate Notes, 3/22/21 (144A)                      1,078,490
          3,100,000+(h)(i)   Eden Re II, Variable Rate Notes, 3/22/22 (144A)                      3,163,860
          4,650,000+(h)(i)   Eden Re II, Variable Rate Notes, 3/22/22 (144A)                      4,745,790
          2,000,000(e)       Galilei Re, 6.968% (6 Month USD LIBOR + 545 bps),
                             1/8/20 (144A) (Cat Bond)                                             2,018,800
          2,000,000(e)       Galilei Re, 6.988% (6 Month USD LIBOR + 545 bps),
                             1/8/21 (144A) (Cat Bond)                                             2,033,400
          1,900,000(e)       Galilei Re, 8.048% (6 Month USD LIBOR + 653 bps),
                             1/8/20 (144A) (Cat Bond)                                             1,925,365
          2,500,000(e)       Galilei Re, 8.068% (6 Month USD LIBOR + 653 bps),
                             1/8/21 (144A) (Cat Bond)                                             2,539,000
          6,500,000+(h)(i)   Gleneagles Re, Variable Rate Notes, 11/30/20                           761,800
          1,500,000+(h)(i)   Gleneagles Re, Variable Rate Notes, 12/31/21                         1,537,500
          3,150,000(e)       Golden State Re II, 3.926% (3 Month Treasury Bill +
                             220 bps), 1/8/19 (144A) (Cat Bond)                                   3,161,340
         17,925,000+(h)(i)   Gullane Re 2016-1, Variable Rate Notes, 11/30/20                       390,765
         10,074,000+(h)(i)   Gullane Re 2017, Variable Rate Notes, 11/30/21                       1,007,400
          2,585,000+(h)(i)   Gullane Re 2018, Variable Rate Notes, 12/31/21                       2,636,700
          3,000,000+(h)(i)   Harambee Re 2018, Variable Rate Notes, 12/31/21                      3,009,300
NZD      56,560,000(h)(i)    International Bank for Reconstruction & Development,
                             Variable Rate Notes, 1/22/21                                        41,862,269
NZD      11,030,000(h)(i)    International Bank for Reconstruction & Development,
                             Variable Rate Notes, 10/6/21                                         8,469,668

The accompanying notes are an integral part of these financial statements.

42 Pioneer Strategic Income Fund | Semiannual Report | 3/31/18

-----------------------------------------------------------------------------------------------------------
 Principal
 Amount
 USD ($)                                                                                     Value
-----------------------------------------------------------------------------------------------------------
                             Reinsurance -- (continued)
          1,350,000(e)       International Bank for Reconstruction & Development,
                             4.093% (3 Month USD LIBOR + 250 bps), 2/14/20
                             (144A) (Cat Bond)                                               $    1,346,004
          1,950,000(e)       International Bank for Reconstruction & Development,
                             4.093% (3 Month USD LIBOR + 250 bps), 2/15/21
                             (144A) (Cat Bond)                                                    1,939,255
          1,550,000(e)       International Bank for Reconstruction & Development,
                             4.593% (3 Month USD LIBOR + 300 bps), 2/15/21
                             (144A) (Cat Bond)                                                    1,541,537
          2,400,000(e)       International Bank for Reconstruction & Development,
                             9.187% (6 Month USD LIBOR + 690 bps), 7/15/20
                             (144A) (Cat Bond)                                                    2,399,832
          5,320,848+(h)(i)   Kilarney Re 2018, Variable Rate Notes, 4/15/19                       5,848,144
          3,500,000(e)       Kilimanjaro II Re, 8.144% (6 Month USD LIBOR +
                             600 bps), 4/20/21 (144A) (Cat Bond)                                  3,552,850
          4,500,000(e)       Kilimanjaro II Re, 9.644% (6 Month USD LIBOR +
                             750 bps), 4/20/21 (144A) (Cat Bond)                                  4,501,800
            800,000(e)       Kilimanjaro Re, 6.221% (3 Month Treasury Bill +
                             450 bps), 4/30/18 (144A) (Cat Bond)                                    799,840
          5,675,000(e)       Kilimanjaro Re, 6.471% (3 Month Treasury Bill +
                             475 bps), 4/30/18 (144A) (Cat Bond)                                  5,667,622
          4,850,000(e)       Kilimanjaro Re, 8.471% (3 Month Treasury Bill +
                             675 bps), 12/6/19 (144A) (Cat Bond)                                  4,862,368
          3,400,000(e)       Kilimanjaro Re, 10.971% (3 Month Treasury Bill +
                             925 bps), 12/6/19 (144A) (Cat Bond)                                  3,418,700
          3,900,000+(h)(i)   Kingsbarns Re 2017, Variable Rate Notes, 5/15/18                     2,827,890
          1,850,000+(h)(i)   Limestone Re, Variable Rate Notes, Series 2016-1,
                             Class A, Non-Voting 8/31/21                                          1,827,615
            250,000+(h)(i)   Limestone Re, Variable Rate Notes, Series 2016-1,
                             Class A Voting 8/31/21                                                 246,975
EUR       1,500,000+(e)      Lion II Re, DAC, 3.17% (3 Month EURIBOR + 317 bps),
                             7/15/21 (144A) (Cat Bond)                                            1,852,060
          5,450,000(e)       Long Point Re III, 3.5% (ZERO + 350 bps),
                             5/23/18 (144A) (Cat Bond)                                            5,427,110
          7,000,000+(h)(i)   Lorenz Re 2016, Variable Rate Notes, 3/31/19                            95,200
          4,000,000+(h)(i)   Lorenz Re 2017, Variable Rate Notes, 3/31/20                         3,412,800
          4,000,000+(h)(i)   Madison Re, Variable Rate Notes, 3/31/19                               254,000
          3,000,000+(h)(i)   Madison Re, Variable Rate Notes, 12/31/19                              791,700
          2,500,000+(h)(i)   Madison Re, Variable Rate Notes, 12/31/21                            2,563,000
          1,000,000+(h)(i)   Merion Re, Inc., Variable Rate Notes, 12/30/99                         863,700
          8,500,000+(h)(i)   Merion Re, Inc., Variable Rate Notes, 12/31/21                       8,898,650
          1,250,000+(h)(i)   Oakmont Re 2017, Variable Rate Notes, 4/13/18                        1,137,875
          2,000,000+(h)(i)   Old Head Re, Variable Rate Notes, 12/30/99                           1,694,600
          6,150,000+(h)(i)   Pangaea Re 2016-2, Variable Rate Notes, 11/30/20                       404,670
         15,300,000+(h)(i)   Pangaea Re, Series 2015-1, Variable Rate
                             Notes, 2/1/19                                                           32,130

The accompanying notes are an integral part of these financial statements.

                  Pioneer Strategic Income Fund | Semiannual Report | 3/31/18 43

-----------------------------------------------------------------------------------------------------------
 Principal
 Amount
 USD ($)                                                                                     Value
-----------------------------------------------------------------------------------------------------------
                             Reinsurance -- (continued)
        14,520,000+(h)(i)    Pangaea Re, Series 2015-2, Variable Rate
                             Notes, 11/30/19                                                 $      111,804
        14,000,000+(h)(i)    Pangaea Re, Series 2016-1, Variable Rate
                             Notes, 11/30/20                                                        133,000
         6,000,000+(h)(i)    Pangaea Re, Series 2017-1, Variable Rate
                             Notes, 11/30/21                                                         94,200
         4,750,000+(h)(i)    Pangaea Re, Series 2018-1, Variable Rate
                             Notes, 12/31/21                                                      4,783,250
         1,650,000+(e)       Panthera Re, 5.231% (3 Month Treasury Bill +
                             350 bps), 3/9/20 (144A) (Cat Bond)                                   1,652,640
           250,000(e)        PennUnion Re, 6.221% (3 Month Treasury Bill +
                             450 bps), 12/7/18 (144A) (Cat Bond)                                    249,200
         6,000,000+(h)(i)    Pinehurst Re, Variable Rate Notes, 1/15/19                           5,716,800
         2,200,000+(h)(i)    Portrush Re 2017, Variable Rate Notes, 6/15/18                       2,041,380
         3,554,000+(h)(i)    Prestwick Re, Variable Rate Notes, 7/1/18                               60,418
         3,000,000(e)        Residential Reinsurance Re 2016, 5.661% (3 Month
                             Treasury Bill + 393 bps), 12/6/20 (144A) (Cat Bond)                  2,973,000
         5,300,000+(e)(h)(i) Resilience Re, Variable Rate Notes, (3 Month Treasury
                             Bill + 450 bps) 1/8/19 (144A)                                        5,300,000
         2,250,000+(e)(h)(i) Resilience Re, Variable Rate Notes, (3 Month Treasury
                             Bill + 330 bps), 1/8/19 (144A)                                       2,250,000
         3,100,000+(h)(i)    Resilience Re, Variable Rate Notes, 6/4/18                           3,105,890
         1,700,000+(h)(i)    Resilience Re, Variable Rate Notes, 1/8/19                           1,598,340
         4,500,000+(h)(i)    Resilience Re, Variable Rate Notes, 4/6/18                           4,027,500
         3,150,000(e)        Sanders Re, 4.514% (6 Month USD LIBOR +
                             300 bps), 12/6/21 (144A) (Cat Bond)                                  3,153,465
         3,000,000(e)        Sanders Re, 4.691% (3 Month Treasury Bill +
                             296 bps), 5/25/18 (144A) (Cat Bond)                                  3,000,000
         2,000,000+(h)(i)    Sector Re V, Series 6, Class D, Variable Rate
                             Notes, 12/1/21 (144A)                                                  530,600
         5,000,000+(h)(i)    Sector Re V, Series 7, Class G, Variable Rate
                             Notes, 3/1/22 (144A)                                                 4,137,000
         1,250,000+(h)(i)    Sector Re V, Variable Rate Notes, 12/1/22 (144A)                     1,265,125
         1,000,000+(h)(i)    Sector Re V, Variable Rate Notes, 12/1/22 (144A)                     1,012,100
           750,000+(h)(i)    Seminole Re, Variable Rate Notes, 12/30/99                             666,525
         5,350,000+(h)(i)    Silverton Re, Variable Rate Notes, 9/18/18 (144A)                       43,335
         3,000,000+(h)(i)    Silverton Re, Variable Rate Notes, 9/16/19 (144A)                    1,140,000
         5,855,000+(h)(i)    St. Andrews Re, Variable Rate Notes, 2/1/19                          1,185,052
         2,606,976+(h)(i)    St. Andrews Re, Variable Rate Notes, 4/1/18                          2,863,502
         1,000,000+(h)(i)    Thopas Re, Variable Rates Notes, 12/31/21                            1,018,100
         5,000,000(e)        Ursa Re, 3.5% (ZERO + 350 bps), 5/27/20 (144A)
                             (Cat Bond)                                                           4,993,000
         2,550,000(e)        Ursa Re, 4.0% (ZERO + 400 bps), 12/10/19 (144A)
                             (Cat Bond)                                                           2,543,625
         2,000,000(e)        Ursa Re, 6.0% (ZERO + 600 bps), 5/27/20 (144A)
                             (Cat Bond)                                                           2,014,100

The accompanying notes are an integral part of these financial statements.

44 Pioneer Strategic Income Fund | Semiannual Report | 3/31/18

-----------------------------------------------------------------------------------------------------------
 Principal
 Amount
 USD ($)                                                                                     Value
-----------------------------------------------------------------------------------------------------------
                             Reinsurance -- (continued)
         14,121,000+(h)(i)   Versutus Re, Variable Rate Notes, 11/30/20                      $      112,968
          5,750,000+(h)(i)   Versutus Re, Variable Rate Notes, 11/30/21                             396,750
          3,000,000+(h)(i)   Versutus Re, Variable Rate Notes, 12/31/21                           3,035,400
          1,250,000+(h)(i)   Viribus Unitis Media Re, AG, Variable Rate
                             Notes, 12/31/21                                                      1,301,625
            950,000(e)       Vitality Re V, 3.483% (3 Month Treasury Bill +
                             175 bps), 1/7/19 (144A) (Cat Bond)                                     951,425
          2,900,000(e)       Vitality Re VII, 3.883% (3 Month Treasury Bill +
                             215 bps), 1/7/20 (144A) (Cat Bond)                                   2,925,810
          1,800,000+(h)(i)   Woburn Re 2018, Variable Rate Notes, 12/31/21                        1,800,000
                                                                                             --------------
                                                                                             $  274,829,734
                                                                                             --------------
                             Total Insurance                                                 $  361,595,584
-----------------------------------------------------------------------------------------------------------
                             MATERIALS -- 1.5%
                             Aluminum -- 0.1%
          3,550,000          Rusal Capital, DAC, 5.125%, 2/2/22 (144A)                       $    3,499,487
-----------------------------------------------------------------------------------------------------------
                             Commodity Chemicals -- 0.1%
          4,005,000          NOVA Chemicals Corp., 5.0%, 5/1/25 (144A)                       $    3,843,598
-----------------------------------------------------------------------------------------------------------
                             Construction Materials -- 0.0%+
          1,790,000          Cemex SAB de CV, 7.75%, 4/16/26 (144A)                          $    1,972,043
-----------------------------------------------------------------------------------------------------------
                             Copper -- 0.1%
          7,420,000          Freeport-McMoRan, Inc., 3.875%, 3/15/23                         $    7,170,688
-----------------------------------------------------------------------------------------------------------
                             Diversified Chemicals -- 0.2%
          4,600,000          Braskem Netherlands Finance BV, 3.5%,
                             1/10/23 (144A)                                                  $    4,425,200
          6,600,000          CF Industries, Inc., 3.45%, 6/1/23                                   6,336,000
                                                                                             --------------
                                                                                             $   10,761,200
-----------------------------------------------------------------------------------------------------------
                             Diversified Metals & Mining -- 0.6%
          1,650,000          Anglo American Capital Plc, 4.0%, 9/11/27 (144A)                $    1,582,356
          3,500,000          Anglo American Capital Plc, 4.75%, 4/10/27 (144A)                    3,540,731
          8,500,000          Anglo American Capital Plc, 4.875%, 5/14/25 (144A)                   8,710,861
          6,030,000          Ausdrill Finance Pty, Ltd., 6.875%, 11/1/19 (144A)                   6,106,581
          1,338,000          Rain CII Carbon LLC / CII Carbon Corp., 7.25%,
                             4/1/25 (144A)                                                        1,414,935
          3,775,000          Rusal Capital, DAC, 4.85%, 2/1/23 (144A)                             3,635,325
          6,360,000          Vedanta Resources Plc, 6.125%, 8/9/24 (144A)                         6,214,617
          1,775,000          Vedanta Resources Plc, 6.375%, 7/30/22 (144A)                        1,797,187
          2,000,000          Vedanta Resources Plc, 7.125%, 5/31/23                               2,070,000
                                                                                             --------------
                                                                                             $   35,072,593
-----------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                  Pioneer Strategic Income Fund | Semiannual Report | 3/31/18 45

-----------------------------------------------------------------------------------------------------------
 Principal
 Amount
 USD ($)                                                                                     Value
-----------------------------------------------------------------------------------------------------------
                             Metal & Glass Containers -- 0.0%+
EUR       2,055,000          Ardagh Packaging Finance Plc / Ardagh Holdings
                             USA, Inc., 6.75%, 5/15/24 (144A)                                $    2,740,232
-----------------------------------------------------------------------------------------------------------
                             Paper Packaging -- 0.2%
         10,035,000          International Paper Co., 6.0%, 11/15/41                         $   11,490,873
-----------------------------------------------------------------------------------------------------------
                             Precious Metals & Minerals -- 0.1%
          6,550,000          Fresnillo Plc, 5.5%, 11/13/23 (144A)                            $    6,926,625
-----------------------------------------------------------------------------------------------------------
                             Steel -- 0.1%
          4,443,000(d)(f)    Samarco Mineracao SA, 4.125%, 11/1/22 (144A)                    $    3,278,978
                                                                                             --------------
                             Total Materials                                                 $   86,756,317
-----------------------------------------------------------------------------------------------------------
                             MEDIA -- 1.3%
                             Cable & Satellite -- 1.2%
          6,225,000          Altice US Finance I Corp., 5.5%, 5/15/26 (144A)                 $    6,084,315
         18,255,000          Charter Communications Operating LLC /
                             Charter Communications Operating Capital,
                             6.384%, 10/23/35                                                    20,391,757
         15,250,000          Cox Communications, Inc., 3.35%, 9/15/26 (144A)                     14,520,044
          1,345,000          CSC Holdings LLC, 5.5%, 4/15/27 (144A)                               1,287,837
          4,350,000          SFR Group SA, 6.0%, 5/15/22 (144A)                                   4,252,038
          3,945,000          Sirius XM Radio, Inc., 5.375%, 7/15/26 (144A)                        3,895,688
          6,439,000          Sky Plc, 3.75%, 9/16/24 (144A)                                       6,537,128
          7,552,000          Time Warner Cable LLC, 6.55%, 5/1/37                                 8,490,729
                                                                                             --------------
                                                                                             $   65,459,536
-----------------------------------------------------------------------------------------------------------
                             Movies & Entertainment -- 0.1%
          7,285,000          VOC Escrow, Ltd., 5.0%, 2/15/28 (144A)                          $    6,920,750
                                                                                             --------------
                             Total Media                                                     $   72,380,286
-----------------------------------------------------------------------------------------------------------
                             PHARMACEUTICALS, BIOTECHNOLOGY &
                             LIFE SCIENCES -- 1.7%
                             Biotechnology -- 0.4%
         14,353,000          Biogen, Inc., 4.05%, 9/15/25                                    $   14,693,218
          5,484,000          Biogen, Inc., 5.2%, 9/15/45                                          5,988,413
                                                                                             --------------
                                                                                             $   20,681,631
-----------------------------------------------------------------------------------------------------------
                             Pharmaceuticals -- 1.3%
          9,225,000          Allergan Funding SCS, 4.85%, 6/15/44                            $    9,133,945
          3,684,000          Endo Finance LLC / Endo Finco, Inc., 5.375%,
                             1/15/23 (144A)                                                       2,790,630
            660,000          Horizon Pharma, Inc., 6.625%, 5/1/23                                   656,700
         15,515,000          Mylan NV, 3.95%, 6/15/26                                            15,048,309
          9,160,000          Perrigo Finance Unlimited Co., 3.9%, 12/15/24                        9,101,650
         10,968,000          Perrigo Finance Unlimited Co., 4.375%, 3/15/26                      11,139,243
         14,849,000          Shire Acquisitions Investments Ireland, DAC,
                             2.875%, 9/23/23                                                     14,176,058

The accompanying notes are an integral part of these financial statements.

46 Pioneer Strategic Income Fund | Semiannual Report | 3/31/18

-----------------------------------------------------------------------------------------------------------
 Principal
 Amount
 USD ($)                                                                                     Value
-----------------------------------------------------------------------------------------------------------
                             Pharmaceuticals -- (continued)
EUR       4,905,000          Valeant Pharmaceuticals International, Inc., 4.5%,
                             5/15/23 (144A)                                                  $    5,339,867
EUR       8,000,000          Valeant Pharmaceuticals International, Inc.,
                             4.5%, 5/15/23                                                        8,709,263
                                                                                             --------------
                                                                                             $   76,095,665
                                                                                             --------------
                             Total Pharmaceuticals, Biotechnology &
                             Life Sciences                                                   $   96,777,296
-----------------------------------------------------------------------------------------------------------
                             REAL ESTATE -- 1.4%
                             Diversified REIT -- 0.3%
          2,825,000          Duke Realty LP, 3.25%, 6/30/26                                  $    2,708,654
         12,440,000          Essex Portfolio LP, 3.625%, 5/1/27                                  12,137,832
                                                                                             --------------
                                                                                             $   14,846,486
-----------------------------------------------------------------------------------------------------------
                             Health Care REIT -- 0.3%
         10,165,000          Healthcare Trust of America Holdings LP, 3.5%, 8/1/26           $    9,686,871
          5,895,000          Healthcare Trust of America Holdings LP, 3.75%, 7/1/27               5,696,132
                                                                                             --------------
                                                                                             $   15,383,003
-----------------------------------------------------------------------------------------------------------
                             Office REIT -- 0.4%
            100,000          Alexandria Real Estate Equities, Inc., 2.75%, 1/15/20           $       99,542
          2,552,000          Alexandria Real Estate Equities, Inc., 3.9%, 6/15/23                 2,580,176
         11,010,000          Alexandria Real Estate Equities, Inc., 4.6%, 4/1/22                 11,469,783
         10,831,000          Highwoods Realty LP, 3.625%, 1/15/23                                10,715,880
                                                                                             --------------
                                                                                             $   24,865,381
-----------------------------------------------------------------------------------------------------------
                             Office REIT -- 0.1%
          4,185,000          Highwoods Realty LP, 4.125%, 3/15/28                            $    4,161,885
-----------------------------------------------------------------------------------------------------------
                             Residential REIT -- 0.2%
         10,535,000          UDR, Inc., 3.5%, 1/15/28                                        $   10,073,563
-----------------------------------------------------------------------------------------------------------
                             Specialized REIT -- 0.2%
          6,175,000          Equinix, Inc., 5.75%, 1/1/25                                    $    6,422,000
          5,900,000          Uniti Group LP / Uniti Group Finance, Inc. / CSL
                             Capital LLC, 6.0%, 4/15/23 (144A)                                    5,678,750
                                                                                             --------------
                                                                                             $   12,100,750
                                                                                             --------------
                             Total Real Estate                                               $   81,431,068
-----------------------------------------------------------------------------------------------------------
                             RETAILING -- 0.7%
                             Internet Retail -- 0.6%
          4,185,000          Amazon.com, Inc., 2.8%, 8/22/24 (144A)                          $    4,060,723
         15,200,000          Booking Holdings, Inc., 3.55%, 3/15/28                              14,708,380
          7,725,000          Expedia Group, Inc., 3.8%, 2/15/28                                   7,174,510
          9,810,000          Expedia Group, Inc., 4.5%, 8/15/24                                   9,918,974
                                                                                             --------------
                                                                                             $   35,862,587
-----------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                  Pioneer Strategic Income Fund | Semiannual Report | 3/31/18 47

-----------------------------------------------------------------------------------------------------------
 Principal
 Amount
 USD ($)                                                                                     Value
-----------------------------------------------------------------------------------------------------------
                             Specialty Stores -- 0.1%
          3,000,000          PetSmart, Inc., 5.875%, 6/1/25 (144A)                           $    2,167,500
                                                                                             --------------
                             Total Retailing                                                 $   38,030,087
-----------------------------------------------------------------------------------------------------------
                             SEMICONDUCTORS & SEMICONDUCTOR
                             EQUIPMENT -- 0.1%
                             Semiconductors -- 0.1%
          7,710,000          Broadcom Corp. / Broadcom Cayman Finance, Ltd.,
                             3.625%, 1/15/24                                                 $    7,584,555
                                                                                             --------------
                             Total Semiconductors & Semiconductor Equipment                  $    7,584,555
-----------------------------------------------------------------------------------------------------------
                             SOFTWARE & SERVICES -- 0.2%
                             Internet Software & Services -- 0.2%
         11,575,000          Alibaba Group Holding, Ltd., 3.4%, 12/6/27                      $   10,985,890
                                                                                             --------------
                             Total Software & Services                                       $   10,985,890
-----------------------------------------------------------------------------------------------------------
                             TECHNOLOGY HARDWARE & EQUIPMENT -- 1.0%
                             Electronic Components -- 0.5%
         15,741,000          Amphenol Corp., 3.2%, 4/1/24                                    $   15,317,311
EUR       2,700,000          Belden, Inc., 0.0% 12/30/99                                          3,234,045
EUR       3,580,000          Belden, Inc., 2.875%, 9/15/25 (144A)                                 4,277,004
EUR       7,865,000          Belden, Inc., 3.375%, 7/15/27 (144A)                                 9,393,847
                                                                                             --------------
                                                                                             $   32,222,207
-----------------------------------------------------------------------------------------------------------
                             Electronic Manufacturing Services -- 0.3%
         15,200,000          Flex, Ltd., 5.0%, 2/15/23                                       $   15,953,502
-----------------------------------------------------------------------------------------------------------
                             Technology Hardware, Storage & Peripherals -- 0.2%
         10,635,000          NCR Corp., 6.375%, 12/15/23                                     $   11,033,812
                                                                                             --------------
                             Total Technology Hardware & Equipment                           $   59,209,521
-----------------------------------------------------------------------------------------------------------
                             TELECOMMUNICATION SERVICES -- 1.4%
                             Integrated Telecommunication Services -- 0.5%
         12,750,000          AT&T, Inc., 5.15%, 2/14/50                                      $   12,879,684
          2,719,000          CenturyLink, Inc., 6.45%, 6/15/21                                    2,773,380
          3,510,000          CenturyLink, Inc., 7.6%, 9/15/39                                     3,024,181
          3,100,000          CenturyLink, Inc., 7.65%, 3/15/42                                    2,627,250
            982,000          Frontier Communications Corp., 8.75%, 4/15/22                          763,505
          7,150,000          GTP Acquisition Partners I LLC, 2.35%, 6/15/20 (144A)                7,066,979
          3,250,000          Windstream Services LLC, 6.375%, 8/1/23                              1,860,625
                                                                                             --------------
                                                                                             $   30,995,604
-----------------------------------------------------------------------------------------------------------
                             Wireless Telecommunication Services -- 0.9%
          1,425,000          Crown Castle Towers LLC, 3.222%, 5/15/22 (144A)                 $    1,413,415
          5,700,000          Crown Castle Towers LLC, 4.883%, 8/15/20 (144A)                      5,899,340
          1,325,000          Digicel Group, Ltd., 8.25%, 9/30/20 (144A)                           1,139,500
          9,600,000          Digicel, Ltd., 6.0%, 4/15/21 (144A)                                  9,012,000

The accompanying notes are an integral part of these financial statements.

48 Pioneer Strategic Income Fund | Semiannual Report | 3/31/18

-----------------------------------------------------------------------------------------------------------
 Principal
 Amount
 USD ($)                                                                                     Value
-----------------------------------------------------------------------------------------------------------
                             Wireless Telecommunication Services -- (continued)
          6,850,000          MTN Mauritius Investment, Ltd., 6.5%, 10/13/26 (144A)           $    7,209,625
            770,000          SBA Tower Trust, 2.877%, 7/9/21 (144A)                                 758,373
         10,050,000          SBA Tower Trust, 3.869%, 10/8/24 (144A)                             10,195,765
          4,375,000          Sprint Corp., 7.25%, 9/15/21                                         4,522,656
          4,000,000          Sprint Spectrum Co. LLC / Sprint Spectrum Co. II
                             LLC / Sprint Spectrum Co. III LLC, 4.738%,
                             3/20/25 (144A)                                                       4,015,000
          1,800,000          T-Mobile USA, Inc., 4.75%, 2/1/28                                    1,730,250
          6,654,000          Wind Tre S.p.A., 5.0%, 1/20/26 (144A)                                5,636,736
                                                                                             --------------
                                                                                             $   51,532,660
                                                                                             --------------
                             Total Telecommunication Services                                $   82,528,264
-----------------------------------------------------------------------------------------------------------
                             TRANSPORTATION -- 0.7%
                             Airlines -- 0.4%
             42,313          Continental Airlines 1999-1 Class B Pass Through
                             Trust, 6.795%, 8/2/18                                           $       42,631
            200,000          Continental Airlines 2012-3 Class C Pass Through
                             Trust, 6.125%, 4/29/18                                                 200,000
          1,142,787          Delta Air Lines 2010-2 Class A Pass Through Trust,
                             4.95%, 5/23/19                                                       1,157,301
          3,400,000          Delta Air Lines, Inc., 2.875%, 3/13/20                               3,377,845
          4,093,076          Guanay Finance, Ltd., 6.0%, 12/15/20 (144A)                          4,176,344
         14,475,096          Latam Airlines 2015-1 Pass Through Trust A,
                             4.2%, 11/15/27                                                      14,221,782
                                                                                             --------------
                                                                                             $   23,175,903
-----------------------------------------------------------------------------------------------------------
                             Highways & Railtracks -- 0.1%
MXN      87,500,000          Red de Carreteras de Occidente SAPIB de CV, 9.0%,
                             6/10/28 (144A)                                                  $    4,612,807
-----------------------------------------------------------------------------------------------------------
                             Trucking -- 0.2%
          3,409,418(d)(f)    Inversiones Alsacia SA, 8.0%, 12/31/18 (144A)                   $       93,759
          5,595,000          Penske Truck Leasing Co. LP / PTL Finance Corp.,
                             3.375%, 2/1/22 (144A)                                                5,564,478
          8,585,000          Penske Truck Leasing Co. LP / PTL Finance Corp.,
                             3.95%, 3/10/25 (144A)                                                8,603,396
                                                                                             --------------
                                                                                             $   14,261,633
                                                                                             --------------
                             Total Transportation                                            $   42,050,343
-----------------------------------------------------------------------------------------------------------
                             UTILITIES -- 2.6%
                             Electric Utilities -- 1.4%
          4,720,000          Dubai Electricity & Water Authority, 7.375%,
                             10/21/20 (144A)                                                 $    5,181,956
          6,475,000          EDP Finance BV, 3.625%, 7/15/24 (144A)                               6,369,192
          4,670,000(b)(c)    Electricite de France SA, 5.25% (USD Swap Rate +
                             371 bps) (144A)                                                      4,679,340

The accompanying notes are an integral part of these financial statements.

                  Pioneer Strategic Income Fund | Semiannual Report | 3/31/18 49

-----------------------------------------------------------------------------------------------------------
 Principal
 Amount
 USD ($)                                                                                     Value
-----------------------------------------------------------------------------------------------------------
                             Electric Utilities -- (continued)
          5,655,000(b)       Enel S.p.A., 8.75% (5 Year USD Swap Rate +
                             588 bps), 9/24/73 (144A)                                        $    6,701,175
          6,600,000          Israel Electric Corp., Ltd., 4.25%, 8/14/28 (144A)                   6,466,825
          1,750,000          Israel Electric Corp., Ltd., 5.0%, 11/12/24 (144A)                   1,821,033
          5,000,000          Israel Electric Corp., Ltd., 5.625%, 6/21/18 (144A)                  5,013,050
          2,725,000          Israel Electric Corp., Ltd., 7.25%, 1/15/19 (144A)                   2,777,102
             85,000          Nevada Power Co., 6.5%, 8/1/18                                          86,110
         13,845,000          NextEra Energy Capital Holdings, Inc., 3.55%, 5/1/27                13,454,311
          2,336,000          NextEra Energy Operating Partners LP, 4.5%,
                             9/15/27 (144A)                                                       2,201,680
          3,725,000          Public Service Co. of New Mexico, 7.95%, 5/15/18                     3,748,366
         14,425,000(b)(c)    Southern California Edison Co., 6.25% (3 Month
                             USD LIBOR + 420 bps)                                                15,326,562
          2,750,000          TerraForm Power Operating LLC, 4.25%, 1/31/23 (144A)                 2,643,438
          2,750,000          TerraForm Power Operating LLC, 5.0%, 1/31/28 (144A)                  2,609,063
                                                                                             --------------
                                                                                             $   79,079,203
-----------------------------------------------------------------------------------------------------------
                             Gas Utilities -- 0.7%
          4,040,000          Boston Gas Co., 3.15%, 8/1/27 (144A)                            $    3,871,293
          2,905,000          DCP Midstream Operating LP, 3.875%, 3/15/23                          2,803,325
          5,495,000          DCP Midstream Operating LP, 5.6%, 4/1/44                             5,556,819
          1,965,000          Nakilat, Inc., 6.067%, 12/31/33 (144A)                               2,206,105
          3,474,229          Nakilat, Inc., 6.267%, 12/31/33 (144A)                               3,891,832
         20,969,000          Texas Eastern Transmission LP, 3.5%, 1/15/28 (144A)                 20,021,255
                                                                                             --------------
                                                                                             $   38,350,629
-----------------------------------------------------------------------------------------------------------
                             Independent Power Producers & Energy
                             Traders -- 0.3%
          1,046,116          Alta Wind Holdings LLC, 7.0%, 6/30/35 (144A)                    $    1,180,853
          7,339,000          Calpine Corp., 5.75%, 1/15/25                                        6,715,185
          8,380,000          Instituto Costarricense de Electricidad, 6.95%,
                             11/10/21 (144A)                                                      8,907,940
          1,394,515          Kiowa Power Partners LLC, 5.737%, 3/30/21 (144A)                     1,414,130
          1,900,000          NRG Energy, Inc., 6.625%, 1/15/27                                    1,942,750
            395,000          NRG Energy, Inc., 7.25%, 5/15/26                                       417,831
                                                                                             --------------
                                                                                             $   20,578,689
-----------------------------------------------------------------------------------------------------------
                             Multi-Utilities -- 0.2%
         11,460,000          Sempra Energy, 3.4%, 2/1/28                                     $   10,993,146
                                                                                             --------------
                             Total Utilities                                                 $  149,001,667
-----------------------------------------------------------------------------------------------------------
                             TOTAL CORPORATE BONDS
                             (Cost $2,430,367,750)                                           $2,470,346,344
-----------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

50 Pioneer Strategic Income Fund | Semiannual Report | 3/31/18

-----------------------------------------------------------------------------------------------------------
 Principal
 Amount
 USD ($)                                                                                     Value
-----------------------------------------------------------------------------------------------------------
                             U.S. GOVERNMENT AND AGENCY
                             OBLIGATIONS -- 22.5% of Net Assets
         14,641,548          Fannie Mae, 3.0%, 5/1/43                                        $   14,416,454
          1,460,237          Fannie Mae, 3.0%, 5/1/46                                             1,429,790
          7,546,991          Fannie Mae, 3.0%, 9/1/46                                             7,367,324
         13,139,058          Fannie Mae, 3.0%, 10/1/46                                           12,826,200
         10,783,007          Fannie Mae, 3.0%, 1/1/47                                            10,575,931
          3,622,268          Fannie Mae, 3.0%, 3/1/47                                             3,535,966
          2,970,924          Fannie Mae, 3.5%, 11/1/40                                            2,998,877
          1,119,394          Fannie Mae, 3.5%, 6/1/42                                             1,129,828
          4,635,955          Fannie Mae, 3.5%, 7/1/42                                             4,678,217
          6,738,040          Fannie Mae, 3.5%, 8/1/42                                             6,797,396
         10,789,634          Fannie Mae, 3.5%, 8/1/42                                            10,884,453
            295,886          Fannie Mae, 3.5%, 11/1/42                                              298,309
            648,907          Fannie Mae, 3.5%, 11/1/42                                              654,219
            760,382          Fannie Mae, 3.5%, 11/1/42                                              766,844
          1,341,564          Fannie Mae, 3.5%, 11/1/42                                            1,352,876
             30,429          Fannie Mae, 3.5%, 12/1/42                                               30,716
          1,044,950          Fannie Mae, 3.5%, 12/1/42                                            1,054,800
          3,125,671          Fannie Mae, 3.5%, 12/1/44                                            3,147,212
          7,879,130          Fannie Mae, 3.5%, 2/1/45                                             7,927,187
          9,786,196          Fannie Mae, 3.5%, 6/1/45                                             9,829,915
          2,632,235          Fannie Mae, 3.5%, 9/1/45                                             2,648,816
          8,805,960          Fannie Mae, 3.5%, 9/1/45                                             8,858,954
          3,619,917          Fannie Mae, 3.5%, 3/1/46                                             3,631,600
          6,469,640          Fannie Mae, 3.5%, 4/1/46                                             6,490,515
          4,301,027          Fannie Mae, 3.5%, 5/1/46                                             4,325,833
          1,611,800          Fannie Mae, 3.5%, 6/1/46                                             1,621,184
            576,313          Fannie Mae, 3.5%, 7/1/46                                               579,672
          1,220,520          Fannie Mae, 3.5%, 9/1/46                                             1,227,464
         13,645,905          Fannie Mae, 3.5%, 9/1/46                                            13,692,167
            858,103          Fannie Mae, 3.5%, 10/1/46                                              861,642
          1,493,731          Fannie Mae, 3.5%, 10/1/46                                            1,498,543
          1,719,755          Fannie Mae, 3.5%, 11/1/46                                            1,725,306
          6,848,457          Fannie Mae, 3.5%, 12/1/46                                            6,870,613
          3,736,411          Fannie Mae, 3.5%, 1/1/47                                             3,748,510
          6,706,799          Fannie Mae, 3.5%, 1/1/47                                             6,728,517
          9,497,510          Fannie Mae, 3.5%, 1/1/47                                             9,553,346
         16,581,592          Fannie Mae, 3.5%, 1/1/47                                            16,650,257
         13,557,215          Fannie Mae, 3.5%, 2/1/47                                            13,601,113
            443,675          Fannie Mae, 3.5%, 7/1/47                                               445,112
          3,480,657          Fannie Mae, 3.5%, 7/1/47                                             3,491,930
         10,854,391          Fannie Mae, 3.5%, 7/1/47                                            10,889,544

The accompanying notes are an integral part of these financial statements.

                  Pioneer Strategic Income Fund | Semiannual Report | 3/31/18 51

-----------------------------------------------------------------------------------------------------------
 Principal
 Amount
 USD ($)                                                                                     Value
-----------------------------------------------------------------------------------------------------------
                             U.S. GOVERNMENT AND AGENCY
                             OBLIGATIONS -- (continued)
         15,165,181          Fannie Mae, 3.5%, 7/1/47                                        $   15,214,290
          1,836,000          Fannie Mae, 3.5%, 8/1/47                                             1,841,946
         24,127,934          Fannie Mae, 3.5%, 8/1/47                                            24,206,074
          3,770,833          Fannie Mae, 3.5%, 11/1/47                                            3,783,044
          9,298,642          Fannie Mae, 3.5%, 12/1/47                                            9,327,405
         15,171,885          Fannie Mae, 3.5%, 12/1/47                                           15,218,082
          4,976,824          Fannie Mae, 3.5%, 1/1/48                                             4,991,504
          3,707,657          Fannie Mae, 3.5%, 2/1/48                                             3,718,594
                101          Fannie Mae, 4.0%, 7/1/18                                                   104
             35,967          Fannie Mae, 4.0%, 12/1/23                                               36,935
             11,010          Fannie Mae, 4.0%, 12/1/30                                               11,383
            618,229          Fannie Mae, 4.0%, 9/1/37                                               638,956
          9,291,598          Fannie Mae, 4.0%, 10/1/40                                            9,644,519
          3,905,380          Fannie Mae, 4.0%, 12/1/40                                            4,053,658
            178,828          Fannie Mae, 4.0%, 4/1/41                                               185,051
              8,553          Fannie Mae, 4.0%, 11/1/41                                                8,840
          1,604,737          Fannie Mae, 4.0%, 11/1/41                                            1,658,930
             59,549          Fannie Mae, 4.0%, 12/1/41                                               61,560
          3,193,506          Fannie Mae, 4.0%, 12/1/41                                            3,301,193
         13,407,271          Fannie Mae, 4.0%, 12/1/41                                           13,857,507
          1,711,403          Fannie Mae, 4.0%, 1/1/42                                             1,768,960
          5,284,830          Fannie Mae, 4.0%, 1/1/42                                             5,462,734
          1,674,705          Fannie Mae, 4.0%, 2/1/42                                             1,731,247
          3,613,969          Fannie Mae, 4.0%, 2/1/42                                             3,737,807
            666,157          Fannie Mae, 4.0%, 4/1/42                                               685,477
          2,616,133          Fannie Mae, 4.0%, 4/1/42                                             2,704,306
          5,192,751          Fannie Mae, 4.0%, 4/1/42                                             5,367,789
            233,024          Fannie Mae, 4.0%, 5/1/42                                               240,892
          5,981,201          Fannie Mae, 4.0%, 5/1/42                                             6,183,157
            331,722          Fannie Mae, 4.0%, 6/1/42                                               342,922
            110,128          Fannie Mae, 4.0%, 7/1/42                                               113,846
          1,233,136          Fannie Mae, 4.0%, 7/1/42                                             1,275,590
          9,526,017          Fannie Mae, 4.0%, 8/1/42                                             9,846,624
            349,804          Fannie Mae, 4.0%, 11/1/42                                              359,219
          2,674,849          Fannie Mae, 4.0%, 8/1/43                                             2,765,151
          2,777,136          Fannie Mae, 4.0%, 8/1/43                                             2,870,729
          3,364,042          Fannie Mae, 4.0%, 10/1/43                                            3,477,415
          1,730,458          Fannie Mae, 4.0%, 11/1/43                                            1,791,539
          5,813,645          Fannie Mae, 4.0%, 11/1/43                                            6,001,064
          1,018,287          Fannie Mae, 4.0%, 12/1/43                                            1,052,605
             12,868          Fannie Mae, 4.0%, 2/1/44                                                13,240

The accompanying notes are an integral part of these financial statements.

52 Pioneer Strategic Income Fund | Semiannual Report | 3/31/18

-----------------------------------------------------------------------------------------------------------
 Principal
 Amount
 USD ($)                                                                                     Value
-----------------------------------------------------------------------------------------------------------
                             U.S. GOVERNMENT AND AGENCY
                             OBLIGATIONS -- (continued)
          1,826,555          Fannie Mae, 4.0%, 2/1/44                                        $    1,888,338
          2,971,384          Fannie Mae, 4.0%, 2/1/44                                             3,071,498
            431,248          Fannie Mae, 4.0%, 6/1/44                                               442,990
          8,447,281          Fannie Mae, 4.0%, 7/1/44                                             8,689,299
          5,013,578          Fannie Mae, 4.0%, 8/1/44                                             5,158,648
            120,341          Fannie Mae, 4.0%, 9/1/44                                               123,761
             11,455          Fannie Mae, 4.0%, 10/1/44                                               11,782
            104,094          Fannie Mae, 4.0%, 10/1/44                                              107,052
            115,133          Fannie Mae, 4.0%, 10/1/44                                              118,418
            275,478          Fannie Mae, 4.0%, 10/1/44                                              282,893
            405,471          Fannie Mae, 4.0%, 10/1/44                                              416,974
             93,600          Fannie Mae, 4.0%, 11/1/44                                               96,231
            127,898          Fannie Mae, 4.0%, 11/1/44                                              131,513
            256,069          Fannie Mae, 4.0%, 11/1/44                                              263,266
            357,982          Fannie Mae, 4.0%, 11/1/44                                              367,617
            400,957          Fannie Mae, 4.0%, 11/1/44                                              412,258
             74,564          Fannie Mae, 4.0%, 12/1/44                                               76,666
             27,992          Fannie Mae, 4.0%, 1/1/45                                                28,769
          3,505,155          Fannie Mae, 4.0%, 10/1/45                                            3,599,498
          5,576,194          Fannie Mae, 4.0%, 10/1/45                                            5,729,749
         11,572,280          Fannie Mae, 4.0%, 11/1/45                                           11,967,046
          8,835,191          Fannie Mae, 4.0%, 6/1/46                                             9,072,996
          9,294,428          Fannie Mae, 4.0%, 7/1/46                                             9,544,594
         11,403,844          Fannie Mae, 4.0%, 7/1/46                                            11,710,786
          2,134,471          Fannie Mae, 4.0%, 11/1/46                                            2,193,342
            646,335          Fannie Mae, 4.0%, 2/1/47                                               667,549
          4,575,211          Fannie Mae, 4.0%, 4/1/47                                             4,718,687
          4,877,491          Fannie Mae, 4.0%, 4/1/47                                             5,010,759
          6,850,727          Fannie Mae, 4.0%, 4/1/47                                             7,065,568
            592,219          Fannie Mae, 4.0%, 6/1/47                                               610,791
          2,166,563          Fannie Mae, 4.0%, 6/1/47                                             2,234,508
          3,767,188          Fannie Mae, 4.0%, 6/1/47                                             3,870,139
          5,281,333          Fannie Mae, 4.0%, 6/1/47                                             5,426,209
         11,483,747          Fannie Mae, 4.0%, 6/1/47                                            11,798,762
          3,594,947          Fannie Mae, 4.0%, 7/1/47                                             3,707,688
          4,140,148          Fannie Mae, 4.0%, 7/1/47                                             4,253,718
          3,694,839          Fannie Mae, 4.0%, 8/1/47                                             3,796,193
          6,731,708          Fannie Mae, 4.0%, 8/1/47                                             6,917,064
          8,059,468          Fannie Mae, 4.0%, 12/1/47                                            8,281,816
            129,270          Fannie Mae, 4.5%, 8/1/40                                               136,743
          4,104,003          Fannie Mae, 4.5%, 11/1/40                                            4,340,576

The accompanying notes are an integral part of these financial statements.

                  Pioneer Strategic Income Fund | Semiannual Report | 3/31/18 53

-----------------------------------------------------------------------------------------------------------
 Principal
 Amount
 USD ($)                                                                                     Value
-----------------------------------------------------------------------------------------------------------
                             U.S. GOVERNMENT AND AGENCY
                             OBLIGATIONS -- (continued)
            213,784          Fannie Mae, 4.5%, 12/1/40                                       $      226,086
         10,720,086          Fannie Mae, 4.5%, 12/1/40                                           11,339,397
            521,634          Fannie Mae, 4.5%, 3/1/41                                               551,774
            914,960          Fannie Mae, 4.5%, 3/1/41                                               967,005
              4,170          Fannie Mae, 4.5%, 4/1/41                                                 4,401
          2,834,820          Fannie Mae, 4.5%, 5/1/41                                             2,998,029
          5,071,614          Fannie Mae, 4.5%, 5/1/41                                             5,374,365
          2,226,405          Fannie Mae, 4.5%, 7/1/41                                             2,352,183
          9,466,615          Fannie Mae, 4.5%, 7/1/41                                            10,015,375
         10,246,988          Fannie Mae, 4.5%, 8/1/41                                            10,838,812
            530,072          Fannie Mae, 4.5%, 9/1/41                                               560,114
             30,176          Fannie Mae, 4.5%, 12/1/41                                               31,607
          5,340,948          Fannie Mae, 4.5%, 9/1/43                                             5,610,010
          2,822,486          Fannie Mae, 4.5%, 11/1/43                                            2,963,892
          4,073,367          Fannie Mae, 4.5%, 2/1/44                                             4,277,380
          4,117,355          Fannie Mae, 4.5%, 2/1/44                                             4,321,221
          4,707,890          Fannie Mae, 4.5%, 2/1/44                                             4,945,748
            976,195          Fannie Mae, 4.5%, 1/1/47                                             1,023,985
            764,301          Fannie Mae, 4.5%, 2/1/47                                               800,986
             95,116          Fannie Mae, 5.0%, 2/1/22                                                97,165
              4,961          Fannie Mae, 5.0%, 4/1/22                                                 5,042
             14,674          Fannie Mae, 5.0%, 6/1/22                                                15,295
             33,853          Fannie Mae, 5.0%, 6/1/22                                                34,385
          2,893,022          Fannie Mae, 5.0%, 6/1/35                                             3,122,868
            739,640          Fannie Mae, 5.0%, 7/1/35                                               798,246
          1,757,907          Fannie Mae, 5.0%, 7/1/35                                             1,895,228
            888,022          Fannie Mae, 5.0%, 8/1/35                                               954,992
            297,234          Fannie Mae, 5.0%, 5/1/38                                               318,426
            968,024          Fannie Mae, 5.0%, 1/1/39                                             1,041,671
            385,603          Fannie Mae, 5.0%, 7/1/39                                               416,668
            615,964          Fannie Mae, 5.0%, 7/1/39                                               660,423
            656,054          Fannie Mae, 5.0%, 7/1/39                                               702,293
            219,409          Fannie Mae, 5.0%, 6/1/40                                               236,405
          1,815,054          Fannie Mae, 5.0%, 6/1/40                                             1,962,105
          1,231,278          Fannie Mae, 5.0%, 7/1/40                                             1,330,834
            448,410          Fannie Mae, 5.0%, 10/1/40                                              487,424
            363,955          Fannie Mae, 5.0%, 5/1/41                                               393,486
            322,839          Fannie Mae, 5.0%, 7/1/41                                               345,602
            355,577          Fannie Mae, 5.0%, 12/1/41                                              381,591
          8,748,674          Fannie Mae, 5.0%, 9/1/43                                             9,427,985
         22,338,536          Fannie Mae, 5.0%, 11/1/44                                           24,152,126


The accompanying notes are an integral part of these financial statements.

54 Pioneer Strategic Income Fund | Semiannual Report | 3/31/18

-----------------------------------------------------------------------------------------------------------
 Principal
 Amount
 USD ($)                                                                                     Value
-----------------------------------------------------------------------------------------------------------
                             U.S. GOVERNMENT AND AGENCY
                             OBLIGATIONS -- (continued)
            136,730          Fannie Mae, 5.5%, 3/1/21                                        $      140,239
              6,886          Fannie Mae, 5.5%, 5/1/33                                                 7,475
             11,825          Fannie Mae, 5.5%, 6/1/33                                                12,969
             37,933          Fannie Mae, 5.5%, 7/1/33                                                41,648
             76,657          Fannie Mae, 5.5%, 4/1/34                                                84,217
            117,824          Fannie Mae, 5.5%, 12/1/35                                              128,645
             66,562          Fannie Mae, 5.5%, 3/1/36                                                73,153
             85,246          Fannie Mae, 5.5%, 4/1/36                                                92,564
              1,045          Fannie Mae, 6.0%, 3/1/32                                                 1,171
              1,737          Fannie Mae, 6.0%, 10/1/32                                                1,945
              3,972          Fannie Mae, 6.0%, 11/1/32                                                4,414
             42,445          Fannie Mae, 6.0%, 12/1/32                                               47,398
              8,010          Fannie Mae, 6.0%, 1/1/33                                                 8,984
              2,404          Fannie Mae, 6.0%, 3/1/33                                                 2,672
              4,375          Fannie Mae, 6.0%, 3/1/33                                                 4,910
             42,603          Fannie Mae, 6.0%, 5/1/33                                                47,620
             59,845          Fannie Mae, 6.0%, 12/1/33                                               67,241
             54,238          Fannie Mae, 6.0%, 1/1/34                                                60,982
            169,079          Fannie Mae, 6.0%, 6/1/37                                               189,942
            106,214          Fannie Mae, 6.0%, 12/1/37                                              118,875
            159,229          Fannie Mae, 6.0%, 4/1/38                                               178,751
             87,259          Fannie Mae, 6.0%, 7/1/38                                                97,686
                291          Fannie Mae, 6.5%, 4/1/29                                                   325
                749          Fannie Mae, 6.5%, 5/1/31                                                   835
                241          Fannie Mae, 6.5%, 6/1/31                                                   269
                703          Fannie Mae, 6.5%, 2/1/32                                                   786
              2,093          Fannie Mae, 6.5%, 3/1/32                                                 2,335
              1,718          Fannie Mae, 6.5%, 8/1/32                                                 1,919
             12,357          Fannie Mae, 6.5%, 10/1/32                                               13,790
                733          Fannie Mae, 7.0%, 5/1/28                                                   807
                295          Fannie Mae, 7.0%, 2/1/29                                                   336
                483          Fannie Mae, 7.0%, 7/1/31                                                   502
                537          Fannie Mae, 7.5%, 1/1/28                                                   575
         12,148,184          Federal Home Loan Mortgage Corp., 3.0%, 11/1/42                     11,941,937
          1,744,880          Federal Home Loan Mortgage Corp., 3.0%, 5/1/43                       1,714,870
          6,447,454          Federal Home Loan Mortgage Corp., 3.0%, 9/1/46                       6,296,954
          3,004,365          Federal Home Loan Mortgage Corp., 3.0%, 12/1/46                      2,933,576
          8,205,931          Federal Home Loan Mortgage Corp., 3.0%, 2/1/47                       8,013,427
          1,128,150          Federal Home Loan Mortgage Corp., 3.0%, 3/1/47                       1,101,392
            464,163          Federal Home Loan Mortgage Corp., 3.0%, 7/1/47                         453,057
          2,193,451          Federal Home Loan Mortgage Corp., 3.5%, 10/1/40                      2,209,245

The accompanying notes are an integral part of these financial statements.

                  Pioneer Strategic Income Fund | Semiannual Report | 3/31/18 55

-----------------------------------------------------------------------------------------------------------
 Principal
 Amount
 USD ($)                                                                                     Value
-----------------------------------------------------------------------------------------------------------
                             U.S. GOVERNMENT AND AGENCY
                             OBLIGATIONS -- (continued)
          2,056,989          Federal Home Loan Mortgage Corp., 3.5%, 10/1/42                 $    2,072,590
         10,301,372          Federal Home Loan Mortgage Corp., 3.5%, 6/1/45                      10,365,954
            561,451          Federal Home Loan Mortgage Corp., 3.5%, 7/1/45                         565,145
         15,673,243          Federal Home Loan Mortgage Corp., 3.5%, 8/1/46                      15,792,145
         15,431,550          Federal Home Loan Mortgage Corp., 3.5%, 12/1/46                     15,525,668
          3,152,228          Federal Home Loan Mortgage Corp., 3.5%, 1/1/47                       3,164,598
            739,269          Federal Home Loan Mortgage Corp., 3.5%, 6/1/47                         743,129
          2,536,996          Federal Home Loan Mortgage Corp., 3.5%, 6/1/47                       2,545,576
          5,280,024          Federal Home Loan Mortgage Corp., 3.5%, 6/1/47                       5,297,404
         12,325,598          Federal Home Loan Mortgage Corp., 3.5%, 7/1/47                      12,365,057
         11,127,761          Federal Home Loan Mortgage Corp., 3.5%, 8/1/47                      11,162,379
         13,036,466          Federal Home Loan Mortgage Corp., 3.5%, 10/1/47                     13,075,593
          4,438,036          Federal Home Loan Mortgage Corp., 3.5%, 11/1/47                      4,451,355
          6,148,612          Federal Home Loan Mortgage Corp., 3.5%, 11/1/47                      6,167,125
          3,948,401          Federal Home Loan Mortgage Corp., 3.5%, 1/1/48                       3,960,104
          8,206,679          Federal Home Loan Mortgage Corp., 3.5%, 1/1/48                       8,231,162
          6,667,917          Federal Home Loan Mortgage Corp., 4.0%, 10/1/42                      6,899,873
            610,649          Federal Home Loan Mortgage Corp., 4.0%, 2/1/44                         630,930
            948,133          Federal Home Loan Mortgage Corp., 4.0%, 7/1/44                         979,317
          1,298,179          Federal Home Loan Mortgage Corp., 4.0%, 7/1/44                       1,340,943
          1,390,813          Federal Home Loan Mortgage Corp., 4.0%, 7/1/44                       1,436,631
          3,753,051          Federal Home Loan Mortgage Corp., 4.0%, 12/1/44                      3,867,694
          2,253,185          Federal Home Loan Mortgage Corp., 4.0%, 1/1/46                       2,322,102
         10,279,011          Federal Home Loan Mortgage Corp., 4.0%, 2/1/46                      10,593,181
            261,103          Federal Home Loan Mortgage Corp., 4.0%, 5/1/46                         268,234
            624,264          Federal Home Loan Mortgage Corp., 4.0%, 5/1/46                         643,352
          4,635,284          Federal Home Loan Mortgage Corp., 4.0%, 6/1/46                       4,776,932
          6,788,535          Federal Home Loan Mortgage Corp., 4.0%, 8/1/46                       6,984,864
            178,694          Federal Home Loan Mortgage Corp., 4.0%, 10/1/46                        183,574
          1,608,089          Federal Home Loan Mortgage Corp., 4.0%, 3/1/47                       1,655,238
          3,172,083          Federal Home Loan Mortgage Corp., 4.0%, 4/1/47                       3,272,455
          4,641,937          Federal Home Loan Mortgage Corp., 4.0%, 4/1/47                       4,788,817
          9,486,894          Federal Home Loan Mortgage Corp., 4.0%, 4/1/47                       9,762,640
          9,983,681          Federal Home Loan Mortgage Corp., 4.0%, 4/1/47                      10,299,574
         17,793,958          Federal Home Loan Mortgage Corp., 4.0%, 5/1/47                      18,310,828
          1,968,242          Federal Home Loan Mortgage Corp., 4.0%, 6/1/47                       2,023,344
          4,147,847          Federal Home Loan Mortgage Corp., 4.0%, 7/1/47                       4,265,091
          8,906,959          Federal Home Loan Mortgage Corp., 4.0%, 10/1/47                      9,152,182
            287,172          Federal Home Loan Mortgage Corp., 4.5%, 10/1/35                        301,926
          1,094,666          Federal Home Loan Mortgage Corp., 4.5%, 7/1/40                       1,158,183
            627,979          Federal Home Loan Mortgage Corp., 4.5%, 11/1/40                        664,492

The accompanying notes are an integral part of these financial statements.

56 Pioneer Strategic Income Fund | Semiannual Report | 3/31/18

-----------------------------------------------------------------------------------------------------------
 Principal
 Amount
 USD ($)                                                                                     Value
-----------------------------------------------------------------------------------------------------------
                             U.S. GOVERNMENT AND AGENCY
                             OBLIGATIONS -- (continued)
            109,289          Federal Home Loan Mortgage Corp., 4.5%, 9/1/41                  $      115,625
             58,640          Federal Home Loan Mortgage Corp., 4.5%, 9/1/43                          61,492
            418,106          Federal Home Loan Mortgage Corp., 4.5%, 10/1/43                        439,047
          1,411,711          Federal Home Loan Mortgage Corp., 4.5%, 11/1/43                      1,480,641
             24,747          Federal Home Loan Mortgage Corp., 4.5%, 3/1/44                          25,947
             71,008          Federal Home Loan Mortgage Corp., 4.5%, 5/1/44                          74,433
          9,240,864          Federal Home Loan Mortgage Corp., 4.5%, 5/1/47                       9,678,756
            142,067          Federal Home Loan Mortgage Corp., 5.0%, 12/1/21                        145,882
            114,216          Federal Home Loan Mortgage Corp., 5.0%, 4/1/23                         119,674
             24,685          Federal Home Loan Mortgage Corp., 5.0%, 5/1/34                          26,528
             30,775          Federal Home Loan Mortgage Corp., 5.0%, 11/1/34                         33,202
            152,029          Federal Home Loan Mortgage Corp., 5.0%, 12/1/34                        163,396
            114,551          Federal Home Loan Mortgage Corp., 5.0%, 7/1/35                         123,230
            231,759          Federal Home Loan Mortgage Corp., 5.0%, 9/1/38                         249,747
            327,184          Federal Home Loan Mortgage Corp., 5.0%, 9/1/38                         352,584
          4,626,797          Federal Home Loan Mortgage Corp., 5.0%, 11/1/39                      4,988,264
          2,251,904          Federal Home Loan Mortgage Corp., 5.5%, 6/1/41                       2,472,570
             62,164          Federal Home Loan Mortgage Corp., 6.0%, 1/1/33                          69,045
              5,929          Federal Home Loan Mortgage Corp., 6.0%, 3/1/33                           6,585
             14,393          Federal Home Loan Mortgage Corp., 6.0%, 3/1/33                          15,986
             50,816          Federal Home Loan Mortgage Corp., 6.0%, 1/1/34                          57,035
             91,194          Federal Home Loan Mortgage Corp., 6.0%, 8/1/34                         102,118
             57,758          Federal Home Loan Mortgage Corp., 6.0%, 6/1/35                          64,151
             60,333          Federal Home Loan Mortgage Corp., 6.0%, 12/1/36                         67,416
              3,702          Federal Home Loan Mortgage Corp., 6.0%, 10/1/37                          4,113
            106,999          Federal Home Loan Mortgage Corp., 6.0%, 12/1/37                        119,438
              2,136          Federal Home Loan Mortgage Corp., 6.5%, 9/1/32                           2,406
          7,163,784          Government National Mortgage Association I,
                             3.5%, 7/15/42                                                        7,297,959
          2,037,688          Government National Mortgage Association I,
                             3.5%, 10/15/42                                                       2,072,782
          5,962,539          Government National Mortgage Association I,
                             3.5%, 9/15/44                                                        6,025,715
            330,449           Government National Mortgage Association I,
                             3.5%, 10/15/44                                                         333,951
          8,533,685          Government National Mortgage Association I,
                             3.5%, 10/15/44                                                       8,668,629
          3,730,051          Government National Mortgage Association I,
                             3.5%, 8/15/46                                                        3,769,727
              7,977          Government National Mortgage Association I,
                             4.0%, 3/15/39                                                            8,210
              9,559          Government National Mortgage Association I,
                             4.0%, 4/15/39                                                            9,836

The accompanying notes are an integral part of these financial statements.

                  Pioneer Strategic Income Fund | Semiannual Report | 3/31/18 57

-----------------------------------------------------------------------------------------------------------
 Principal
 Amount
 USD ($)                                                                                     Value
-----------------------------------------------------------------------------------------------------------
                             U.S. GOVERNMENT AND AGENCY
                             OBLIGATIONS -- (continued)
             11,919          Government National Mortgage Association I,
                             4.0%, 4/15/39                                                   $       12,266
             16,110          Government National Mortgage Association I,
                             4.0%, 7/15/39                                                           16,578
             11,948          Government National Mortgage Association I,
                             4.0%, 1/15/40                                                           12,295
            173,724          Government National Mortgage Association I,
                             4.0%, 4/15/40                                                          178,763
            383,360          Government National Mortgage Association I,
                             4.0%, 7/15/40                                                          396,271
            170,023          Government National Mortgage Association I,
                             4.0%, 8/15/40                                                          175,818
            270,358          Government National Mortgage Association I,
                             4.0%, 8/15/40                                                          280,723
             67,357          Government National Mortgage Association I,
                             4.0%, 9/15/40                                                           69,637
             12,237          Government National Mortgage Association I,
                             4.0%, 10/15/40                                                          12,655
             24,099          Government National Mortgage Association I,
                             4.0%, 10/15/40                                                          24,922
             72,598          Government National Mortgage Association I,
                             4.0%, 10/15/40                                                          75,063
             10,326          Government National Mortgage Association I,
                             4.0%, 11/15/40                                                          10,676
             55,773          Government National Mortgage Association I,
                             4.0%, 11/15/40                                                          57,601
            192,124          Government National Mortgage Association I,
                             4.0%, 11/15/40                                                         198,686
            385,976          Government National Mortgage Association I,
                             4.0%, 11/15/40                                                         399,038
              8,436          Government National Mortgage Association I,
                             4.0%, 12/15/40                                                           8,722
              9,648          Government National Mortgage Association I,
                             4.0%, 12/15/40                                                           9,976
            154,184          Government National Mortgage Association I,
                             4.0%, 12/15/40                                                         158,685
            835,594          Government National Mortgage Association I,
                             4.0%, 12/15/40                                                         860,015
              6,343          Government National Mortgage Association I,
                             4.0%, 1/15/41                                                            6,559
             47,417          Government National Mortgage Association I,
                             4.0%, 1/15/41                                                           49,022
             47,534          Government National Mortgage Association I,
                             4.0%, 1/15/41                                                           49,126
             18,088          Government National Mortgage Association I,
                             4.0%, 2/15/41                                                           18,700

The accompanying notes are an integral part of these financial statements.

58 Pioneer Strategic Income Fund | Semiannual Report | 3/31/18

-----------------------------------------------------------------------------------------------------------
 Principal
 Amount
 USD ($)                                                                                     Value
-----------------------------------------------------------------------------------------------------------
                             U.S. GOVERNMENT AND AGENCY
                             OBLIGATIONS -- (continued)
            849,538          Government National Mortgage Association I,
                             4.0%, 2/15/41                                                   $      876,146
             57,434          Government National Mortgage Association I,
                             4.0%, 3/15/41                                                           59,232
             15,196          Government National Mortgage Association I,
                             4.0%, 4/15/41                                                           15,715
              5,352          Government National Mortgage Association I,
                             4.0%, 5/15/41                                                            5,507
             87,903          Government National Mortgage Association I,
                             4.0%, 5/15/41                                                           90,890
            161,462          Government National Mortgage Association I,
                             4.0%, 5/15/41                                                          166,145
              5,913          Government National Mortgage Association I,
                             4.0%, 6/15/41                                                            6,094
              7,386          Government National Mortgage Association I,
                             4.0%, 6/15/41                                                            7,606
           2,331,346         Government National Mortgage Association I,
                             4.0%, 6/15/41                                                        2,400,923
             11,871          Government National Mortgage Association I,
                             4.0%, 7/15/41                                                           12,273
             15,130          Government National Mortgage Association I,
                             4.0%, 7/15/41                                                           15,603
             50,034          Government National Mortgage Association I,
                             4.0%, 7/15/41                                                           51,601
            117,483          Government National Mortgage Association I,
                             4.0%, 7/15/41                                                          121,166
            191,050          Government National Mortgage Association I,
                             4.0%, 7/15/41                                                          196,738
            215,144          Government National Mortgage Association I,
                             4.0%, 7/15/41                                                          222,413
              3,429          Government National Mortgage Association I,
                             4.0%, 8/15/41                                                            3,528
              9,902          Government National Mortgage Association I,
                             4.0%, 8/15/41                                                           10,191
             13,844          Government National Mortgage Association I,
                             4.0%, 8/15/41                                                           14,312
            101,996          Government National Mortgage Association I,
                             4.0%, 8/15/41                                                          105,426
              5,550          Government National Mortgage Association I,
                             4.0%, 9/15/41                                                            5,727
              8,101          Government National Mortgage Association I,
                             4.0%, 9/15/41                                                            8,377
              9,928          Government National Mortgage Association I,
                             4.0%, 9/15/41                                                           10,216
             10,868          Government National Mortgage Association I,
                             4.0%, 9/15/41                                                           11,235

The accompanying notes are an integral part of these financial statements.

                  Pioneer Strategic Income Fund | Semiannual Report | 3/31/18 59

-----------------------------------------------------------------------------------------------------------
 Principal
 Amount
 USD ($)                                                                                     Value
-----------------------------------------------------------------------------------------------------------
                             U.S. GOVERNMENT AND AGENCY
                             OBLIGATIONS -- (continued)
             39,499          Government National Mortgage Association I,
                             4.0%, 9/15/41                                                   $       40,833
             61,954          Government National Mortgage Association I,
                             4.0%, 9/15/41                                                           64,189
            332,629          Government National Mortgage Association I,
                             4.0%, 9/15/41                                                          343,838
            766,721          Government National Mortgage Association I,
                             4.0%, 9/15/41                                                          792,405
              8,361          Government National Mortgage Association I,
                             4.0%, 10/15/41                                                           8,623
             11,893          Government National Mortgage Association I,
                             4.0%, 10/15/41                                                          12,238
             12,092          Government National Mortgage Association I,
                             4.0%, 10/15/41                                                          12,497
             15,508          Government National Mortgage Association I,
                             4.0%, 10/15/41                                                          16,032
             76,326          Government National Mortgage Association I,
                             4.0%, 10/15/41                                                          78,611
              9,417          Government National Mortgage Association I,
                             4.0%, 11/15/41                                                           9,735
             14,801          Government National Mortgage Association I,
                             4.0%, 11/15/41                                                          15,236
             37,178          Government National Mortgage Association I,
                             4.0%, 11/15/41                                                          38,405
            125,907          Government National Mortgage Association I,
                             4.0%, 11/15/41                                                         129,868
             12,285          Government National Mortgage Association I,
                             4.0%, 12/15/41                                                          12,669
             13,998          Government National Mortgage Association I,
                             4.0%, 12/15/41                                                          14,404
             19,389          Government National Mortgage Association I,
                             4.0%, 12/15/41                                                          20,043
             18,486          Government National Mortgage Association I,
                             4.0%, 1/15/42                                                           19,022
           1,085,312         Government National Mortgage Association I,
                             4.0%, 1/15/42                                                        1,121,832
              7,084          Government National Mortgage Association I,
                             4.0%, 2/15/42                                                            7,295
              9,741          Government National Mortgage Association I,
                             4.0%, 2/15/42                                                           10,046
             16,913          Government National Mortgage Association I,
                             4.0%, 2/15/42                                                           17,483
             84,345          Government National Mortgage Association I,
                             4.0%, 2/15/42                                                           86,847
            146,851          Government National Mortgage Association I,
                             4.0%, 2/15/42                                                          151,422

The accompanying notes are an integral part of these financial statements.

60 Pioneer Strategic Income Fund | Semiannual Report | 3/31/18

-----------------------------------------------------------------------------------------------------------
 Principal
 Amount
 USD ($)                                                                                     Value
-----------------------------------------------------------------------------------------------------------
                             U.S. GOVERNMENT AND AGENCY
                             OBLIGATIONS -- (continued)
          1,551,345          Government National Mortgage Association I,
                             4.0%, 5/15/42                                                   $    1,604,212
            104,122          Government National Mortgage Association I,
                             4.0%, 6/15/42                                                          107,241
            124,799          Government National Mortgage Association I,
                             4.0%, 6/15/42                                                          129,051
            255,889          Government National Mortgage Association I,
                             4.0%, 6/15/42                                                          264,515
             18,367          Government National Mortgage Association I,
                             4.0%, 10/15/42                                                          18,990
              4,921          Government National Mortgage Association I,
                             4.0%, 11/15/42                                                           5,064
              9,135          Government National Mortgage Association I,
                             4.0%, 4/15/43                                                            9,418
          1,660,347          Government National Mortgage Association I,
                             4.0%, 4/15/43                                                        1,708,510
              9,213          Government National Mortgage Association I,
                             4.0%, 5/15/43                                                            9,482
             39,779          Government National Mortgage Association I,
                             4.0%, 5/15/43                                                           41,064
            132,081          Government National Mortgage Association I,
                             4.0%, 5/15/43                                                          135,913
             70,144          Government National Mortgage Association I,
                             4.0%, 6/15/43                                                           72,179
            131,161          Government National Mortgage Association I,
                             4.0%, 7/15/43                                                          135,452
            127,807          Government National Mortgage Association I,
                             4.0%, 8/15/43                                                          132,374
            604,553          Government National Mortgage Association I,
                             4.0%, 8/15/43                                                          625,008
             14,423          Government National Mortgage Association I,
                             4.0%, 9/15/43                                                           14,928
             87,502          Government National Mortgage Association I,
                             4.0%, 9/15/43                                                           90,040
            108,856          Government National Mortgage Association I,
                             4.0%, 9/15/43                                                          112,265
              6,978          Government National Mortgage Association I,
                             4.0%, 10/15/43                                                           7,181
             13,499          Government National Mortgage Association I,
                             4.0%, 11/15/43                                                          13,976
            177,462          Government National Mortgage Association I,
                             4.0%, 2/15/44                                                          183,883
             93,603          Government National Mortgage Association I,
                             4.0%, 3/15/44                                                           96,789
            145,002          Government National Mortgage Association I,
                             4.0%, 3/15/44                                                          149,208

The accompanying notes are an integral part of these financial statements.

                  Pioneer Strategic Income Fund | Semiannual Report | 3/31/18 61

-----------------------------------------------------------------------------------------------------------
 Principal
 Amount
 USD ($)                                                                                     Value
-----------------------------------------------------------------------------------------------------------
                             U.S. GOVERNMENT AND AGENCY
                             OBLIGATIONS -- (continued)
            224,011          Government National Mortgage Association I,
                             4.0%, 3/15/44                                                   $      230,509
            243,853          Government National Mortgage Association I,
                             4.0%, 3/15/44                                                          250,926
            564,228          Government National Mortgage Association I,
                             4.0%, 3/15/44                                                          582,542
          2,722,979          Government National Mortgage Association I,
                             4.0%, 3/15/44                                                        2,801,968
          4,911,688          Government National Mortgage Association I,
                             4.0%, 3/15/44                                                        5,054,167
             12,442          Government National Mortgage Association I,
                             4.0%, 4/15/44                                                           12,803
            152,863          Government National Mortgage Association I,
                             4.0%, 4/15/44                                                          157,927
            645,649          Government National Mortgage Association I,
                             4.0%, 4/15/44                                                          664,378
          1,510,641          Government National Mortgage Association I,
                             4.0%, 4/15/44                                                        1,554,462
            280,294          Government National Mortgage Association I,
                             4.0%, 5/15/44                                                          288,580
            135,372          Government National Mortgage Association I,
                             4.0%, 8/15/44                                                          139,299
            225,872          Government National Mortgage Association I,
                             4.0%, 8/15/44                                                          232,424
            505,001          Government National Mortgage Association I,
                             4.0%, 8/15/44                                                          521,881
          1,609,324          Government National Mortgage Association I,
                             4.0%, 8/15/44                                                        1,656,008
          1,822,161          Government National Mortgage Association I,
                             4.0%, 8/15/44                                                        1,875,018
              9,033          Government National Mortgage Association I,
                             4.0%, 9/15/44                                                            9,295
            121,776          Government National Mortgage Association I,
                             4.0%, 9/15/44                                                          125,309
            168,150          Government National Mortgage Association I,
                             4.0%, 9/15/44                                                          173,028
            195,898          Government National Mortgage Association I,
                             4.0%, 9/15/44                                                          201,822
            223,172          Government National Mortgage Association I,
                             4.0%, 9/15/44                                                          229,652
            315,307          Government National Mortgage Association I,
                             4.0%, 9/15/44                                                          324,453
            414,860          Government National Mortgage Association I,
                             4.0%, 9/15/44                                                          426,895
            557,417          Government National Mortgage Association I,
                             4.0%, 9/15/44                                                          573,587

The accompanying notes are an integral part of these financial statements.

62 Pioneer Strategic Income Fund | Semiannual Report | 3/31/18

-----------------------------------------------------------------------------------------------------------
 Principal
 Amount
 USD ($)                                                                                     Value
-----------------------------------------------------------------------------------------------------------
                             U.S. GOVERNMENT AND AGENCY
                             OBLIGATIONS -- (continued)
            974,273          Government National Mortgage Association I,
                             4.0%, 9/15/44                                                   $    1,002,534
          1,038,558          Government National Mortgage Association I,
                             4.0%, 9/15/44                                                        1,068,932
          1,639,741          Government National Mortgage Association I,
                             4.0%, 9/15/44                                                        1,690,869
          1,973,963          Government National Mortgage Association I,
                             4.0%, 9/15/44                                                        2,031,224
          4,006,523          Government National Mortgage Association I,
                             4.0%, 9/15/44                                                        4,122,746
          4,607,020          Government National Mortgage Association I,
                             4.0%, 9/15/44                                                        4,740,662
             74,227          Government National Mortgage Association I,
                             4.0%, 10/15/44                                                          76,380
            145,234          Government National Mortgage Association I,
                             4.0%, 10/15/44                                                         149,447
            597,408          Government National Mortgage Association I,
                             4.0%, 10/15/44                                                         614,827
             21,133          Government National Mortgage Association I,
                             4.0%, 11/15/44                                                          21,876
             35,192          Government National Mortgage Association I,
                             4.0%, 11/15/44                                                          36,213
             48,382          Government National Mortgage Association I,
                             4.0%, 11/15/44                                                          49,809
            251,770          Government National Mortgage Association I,
                             4.0%, 11/15/44                                                         259,155
             11,347          Government National Mortgage Association I,
                             4.0%, 12/15/44                                                          11,727
             91,012          Government National Mortgage Association I,
                             4.0%, 12/15/44                                                          93,670
            126,881          Government National Mortgage Association I,
                             4.0%, 12/15/44                                                         130,562
            318,732          Government National Mortgage Association I,
                             4.0%, 12/15/44                                                         327,977
            342,952          Government National Mortgage Association I,
                             4.0%, 12/15/44                                                         352,900
            544,332          Government National Mortgage Association I,
                             4.0%, 12/15/44                                                         563,712
             65,290          Government National Mortgage Association I,
                             4.0%, 1/15/45                                                           67,183
          1,103,111          Government National Mortgage Association I,
                             4.0%, 1/15/45                                                        1,135,110
          1,208,890          Government National Mortgage Association I,
                             4.0%, 1/15/45                                                        1,243,958
          1,602,505          Government National Mortgage Association I,
                             4.0%, 1/15/45                                                        1,649,661

The accompanying notes are an integral part of these financial statements.

                  Pioneer Strategic Income Fund | Semiannual Report | 3/31/18 63

-----------------------------------------------------------------------------------------------------------
 Principal
 Amount
 USD ($)                                                                                     Value
-----------------------------------------------------------------------------------------------------------
                             U.S. GOVERNMENT AND AGENCY
                             OBLIGATIONS -- (continued)
            116,376          Government National Mortgage Association I,
                             4.0%, 2/15/45                                                   $      119,752
            143,087          Government National Mortgage Association I,
                             4.0%, 2/15/45                                                          147,238
            195,064          Government National Mortgage Association I,
                             4.0%, 2/15/45                                                          200,722
            209,310          Government National Mortgage Association I,
                             4.0%, 2/15/45                                                          215,470
            299,582          Government National Mortgage Association I,
                             4.0%, 2/15/45                                                          308,272
          1,161,874          Government National Mortgage Association I,
                             4.0%, 2/15/45                                                        1,196,062
            924,967          Government National Mortgage Association I,
                             4.0%, 3/15/45                                                          951,874
            182,904          Government National Mortgage Association I,
                             4.0%, 4/15/45                                                          188,210
            177,394          Government National Mortgage Association I,
                             4.0%, 5/15/45                                                          182,594
             44,418          Government National Mortgage Association I,
                             4.0%, 7/15/45                                                           45,721
            226,085          Government National Mortgage Association I,
                             4.0%, 9/15/45                                                          233,648
            160,050          Government National Mortgage Association I,
                             4.5%, 9/15/33                                                          168,952
            130,758          Government National Mortgage Association I,
                             4.5%, 10/15/33                                                         137,480
             87,725          Government National Mortgage Association I,
                             4.5%, 4/15/35                                                           91,219
             96,190          Government National Mortgage Association I,
                             4.5%, 4/15/35                                                          101,095
          1,446,317          Government National Mortgage Association I,
                             4.5%, 3/15/38                                                        1,509,022
            531,987          Government National Mortgage Association I,
                             4.5%, 1/15/40                                                          563,522
            898,040          Government National Mortgage Association I,
                             4.5%, 6/15/40                                                          949,469
            298,075          Government National Mortgage Association I,
                             4.5%, 9/15/40                                                          315,132
          1,409,934          Government National Mortgage Association I,
                             4.5%, 11/15/40                                                       1,490,805
            634,630          Government National Mortgage Association I,
                             4.5%, 6/15/41                                                          665,071
          1,459,279          Government National Mortgage Association I,
                             4.5%, 6/15/41                                                        1,543,058
            440,812          Government National Mortgage Association I,
                             4.5%, 7/15/41                                                          463,427

The accompanying notes are an integral part of these financial statements.

64 Pioneer Strategic Income Fund | Semiannual Report | 3/31/18

-----------------------------------------------------------------------------------------------------------
 Principal
 Amount
 USD ($)                                                                                     Value
-----------------------------------------------------------------------------------------------------------
                             U.S. GOVERNMENT AND AGENCY
                             OBLIGATIONS -- (continued)
          2,431,977          Government National Mortgage Association I,
                             4.5%, 8/15/41                                                   $    2,557,604
              1,295          Government National Mortgage Association I,
                             5.0%, 10/15/18                                                           1,305
              8,152          Government National Mortgage Association I,
                             5.0%, 10/15/18                                                           8,232
             71,055          Government National Mortgage Association I,
                             5.0%, 6/15/21                                                           73,715
            414,948          Government National Mortgage Association I,
                             5.0%, 9/15/33                                                          445,739
            435,164          Government National Mortgage Association I,
                             5.125%, 10/15/38                                                       467,342
                 55          Government National Mortgage Association I,
                             5.5%, 12/15/18                                                              55
             21,463          Government National Mortgage Association I,
                             5.5%, 8/15/19                                                           21,654
             13,729          Government National Mortgage Association I,
                             5.5%, 9/15/19                                                           13,740
             17,685          Government National Mortgage Association I,
                             5.5%, 9/15/19                                                           17,744
             22,153          Government National Mortgage Association I,
                             5.5%, 9/15/19                                                           22,234
              5,074          Government National Mortgage Association I,
                             5.5%, 10/15/19                                                           5,129
             58,041          Government National Mortgage Association I,
                             5.5%, 10/15/19                                                          58,627
             69,310          Government National Mortgage Association I,
                             5.5%, 7/15/33                                                           77,107
            141,162          Government National Mortgage Association I,
                             5.5%, 1/15/34                                                          155,552
            116,216          Government National Mortgage Association I,
                             5.5%, 4/15/34                                                          128,950
            198,929          Government National Mortgage Association I,
                             5.5%, 7/15/34                                                          219,171
            133,951          Government National Mortgage Association I,
                             5.5%, 10/15/34                                                         147,479
             94,900          Government National Mortgage Association I,
                             5.5%, 1/15/35                                                          104,610
             93,550          Government National Mortgage Association I,
                             5.5%, 2/15/35                                                          101,765
            297,727          Government National Mortgage Association I,
                             5.5%, 2/15/35                                                          328,191
             88,974          Government National Mortgage Association I,
                             5.5%, 6/15/35                                                           98,097
             62,220          Government National Mortgage Association I,
                             5.5%, 12/15/35                                                          67,649

The accompanying notes are an integral part of these financial statements.

                  Pioneer Strategic Income Fund | Semiannual Report | 3/31/18 65

-----------------------------------------------------------------------------------------------------------
 Principal
 Amount
 USD ($)                                                                                     Value
-----------------------------------------------------------------------------------------------------------
                             U.S. GOVERNMENT AND AGENCY
                             OBLIGATIONS -- (continued)
                 10          Government National Mortgage Association I,
                             5.5%, 2/15/37                                                   $           11
             61,075          Government National Mortgage Association I,
                             5.5%, 3/15/37                                                           66,920
            152,589          Government National Mortgage Association I,
                             5.5%, 3/15/37                                                          165,902
             68,914          Government National Mortgage Association I,
                             5.75%, 10/15/38                                                         76,336
            146,684          Government National Mortgage Association I,
                             5.75%, 10/15/38                                                        161,197
            116,691          Government National Mortgage Association I,
                             6.0%, 8/15/32                                                          131,187
             11,540          Government National Mortgage Association I,
                             6.0%, 1/15/33                                                           12,842
             86,670          Government National Mortgage Association I,
                             6.0%, 1/15/33                                                           97,478
             59,425          Government National Mortgage Association I,
                             6.0%, 2/15/33                                                           66,706
             89,290          Government National Mortgage Association I,
                             6.0%, 2/15/33                                                          101,643
              4,977          Government National Mortgage Association I,
                             6.0%, 3/15/33                                                            5,539
             30,149          Government National Mortgage Association I,
                             6.0%, 3/15/33                                                           33,939
             64,626          Government National Mortgage Association I,
                             6.0%, 3/15/33                                                           73,854
             30,001          Government National Mortgage Association I,
                             6.0%, 5/15/33                                                           33,386
            123,377          Government National Mortgage Association I,
                             6.0%, 5/15/33                                                          138,572
            255,087          Government National Mortgage Association I,
                             6.0%, 5/15/33                                                          283,870
             66,631          Government National Mortgage Association I,
                             6.0%, 6/15/33                                                           74,956
            174,569          Government National Mortgage Association I,
                             6.0%, 6/15/33                                                          200,760
             68,697          Government National Mortgage Association I,
                             6.0%, 7/15/33                                                           77,086
            130,237          Government National Mortgage Association I,
                             6.0%, 7/15/33                                                          147,164
             39,334          Government National Mortgage Association I,
                             6.0%, 9/15/33                                                           43,856
             78,441          Government National Mortgage Association I,
                             6.0%, 9/15/33                                                           87,292
             29,493          Government National Mortgage Association I,
                             6.0%, 10/15/33                                                          32,821

The accompanying notes are an integral part of these financial statements.

66 Pioneer Strategic Income Fund | Semiannual Report | 3/31/18

-----------------------------------------------------------------------------------------------------------
 Principal
 Amount
 USD ($)                                                                                     Value
-----------------------------------------------------------------------------------------------------------
                             U.S. GOVERNMENT AND AGENCY
                             OBLIGATIONS -- (continued)
            177,770          Government National Mortgage Association I,
                             6.0%, 11/15/33                                                  $      197,829
             43,349          Government National Mortgage Association I,
                             6.0%, 1/15/34                                                           48,739
            250,033          Government National Mortgage Association I,
                             6.0%, 10/15/37                                                         279,512
            337,695          Government National Mortgage Association I,
                             6.0%, 7/15/38                                                          375,799
              9,079          Government National Mortgage Association I,
                             6.5%, 1/15/29                                                           10,155
              1,317          Government National Mortgage Association I,
                             6.5%, 5/15/29                                                            1,475
              1,291          Government National Mortgage Association I,
                             6.5%, 10/15/31                                                           1,445
              2,965          Government National Mortgage Association I,
                             6.5%, 10/15/31                                                           3,317
                299          Government National Mortgage Association I,
                             6.5%, 12/15/31                                                            337
              2,443          Government National Mortgage Association I,
                             6.5%, 2/15/32                                                            2,778
              1,423          Government National Mortgage Association I,
                             6.5%, 3/15/32                                                            1,625
              3,491          Government National Mortgage Association I,
                             6.5%, 5/15/32                                                            3,905
              2,952          Government National Mortgage Association I,
                             6.5%, 6/15/32                                                            3,302
              3,325          Government National Mortgage Association I,
                             6.5%, 6/15/32                                                            3,719
              4,520          Government National Mortgage Association I,
                             6.5%, 7/15/32                                                            5,056
              6,032          Government National Mortgage Association I,
                             6.5%, 7/15/32                                                            6,748
              2,382          Government National Mortgage Association I,
                             6.5%, 8/15/32                                                            2,664
              2,774          Government National Mortgage Association I,
                             6.5%, 8/15/32                                                            3,102
             17,155          Government National Mortgage Association I,
                             6.5%, 8/15/32                                                           19,188
             36,269          Government National Mortgage Association I,
                             6.5%, 9/15/32                                                           40,569
             64,227          Government National Mortgage Association I,
                             6.5%, 9/15/32                                                           71,842
             12,661          Government National Mortgage Association I,
                             6.5%, 10/15/32                                                          14,162
             40,769          Government National Mortgage Association I,
                             6.5%, 11/15/32                                                          46,591

The accompanying notes are an integral part of these financial statements.

                  Pioneer Strategic Income Fund | Semiannual Report | 3/31/18 67

-----------------------------------------------------------------------------------------------------------
 Principal
 Amount
 USD ($)                                                                                     Value
-----------------------------------------------------------------------------------------------------------
                             U.S. GOVERNMENT AND AGENCY
                             OBLIGATIONS -- (continued)
             21,807          Government National Mortgage Association I,
                             6.5%, 7/15/35                                                   $       24,392
                195          Government National Mortgage Association I,
                             7.0%, 5/15/29                                                              209
                470          Government National Mortgage Association I,
                             7.0%, 5/15/29                                                              521
              6,315          Government National Mortgage Association I,
                             7.0%, 8/15/29                                                            6,388
                220          Government National Mortgage Association I,
                             7.0%, 5/15/31                                                              220
          1,485,880          Government National Mortgage Association II,
                             3.5%, 3/20/45                                                        1,502,503
          1,108,479          Government National Mortgage Association II,
                             3.5%, 4/20/45                                                        1,121,394
          1,952,474          Government National Mortgage Association II,
                             3.5%, 4/20/45                                                        1,973,089
          2,393,646          Government National Mortgage Association II,
                             3.5%, 4/20/45                                                        2,422,324
          2,827,127          Government National Mortgage Association II,
                             3.5%, 3/20/46                                                        2,865,302
          5,157,435          Government National Mortgage Association II,
                             4.0%, 10/20/44                                                       5,338,746
         10,191,422          Government National Mortgage Association II,
                             4.0%, 10/20/46                                                      10,499,776
            540,234          Government National Mortgage Association II,
                             4.5%, 12/20/34                                                         565,616
            386,737          Government National Mortgage Association II,
                             4.5%, 1/20/35                                                          405,187
            342,095          Government National Mortgage Association II,
                             4.5%, 3/20/35                                                          358,722
          3,445,635          Government National Mortgage Association II,
                             4.5%, 9/20/41                                                        3,625,833
          7,356,739(e)       Government National Mortgage Association II,
                             4.5%, 9/20/44                                                        7,687,418
          2,392,877          Government National Mortgage Association II,
                             4.5%, 10/20/44                                                       2,519,132
          5,008,537          Government National Mortgage Association II,
                             4.5%, 11/20/44                                                       5,272,804
         12,273,054          Government National Mortgage Association II,
                             4.5%, 2/20/48                                                       12,802,596
             99,414          Government National Mortgage Association II,
                             5.5%, 3/20/34                                                          109,502
              6,359          Government National Mortgage Association II,
                             5.5%, 10/20/37                                                           6,908
             40,460          Government National Mortgage Association II,
                             6.0%, 5/20/32                                                           45,410

The accompanying notes are an integral part of these financial statements.

68 Pioneer Strategic Income Fund | Semiannual Report | 3/31/18

-----------------------------------------------------------------------------------------------------------
 Principal
 Amount
 USD ($)                                                                                     Value
-----------------------------------------------------------------------------------------------------------
                             U.S. GOVERNMENT AND AGENCY
                             OBLIGATIONS -- (continued)
            145,087          Government National Mortgage Association II,
                             6.0%, 10/20/33                                                  $      163,737
                226          Government National Mortgage Association II,
                             6.5%, 1/20/28                                                              252
              3,479          Government National Mortgage Association II,
                             7.0%, 1/20/29                                                            3,969
        124,906,779          U.S. Treasury Inflation Indexed Bonds, 0.75%, 2/15/45              120,430,891
         24,463,987          U.S. Treasury Inflation Indexed Bonds, 0.875%, 2/15/47              24,284,774
         65,480,630          U.S. Treasury Inflation Indexed Bonds, 1.0%, 2/15/46                67,063,089
                                                                                             --------------
                                                                                             $1,311,118,993
-----------------------------------------------------------------------------------------------------------
                             TOTAL U.S. GOVERNMENT AND AGENCY OBLIGATIONS
                             (Cost $1,326,641,187)                                           $1,311,118,993
-----------------------------------------------------------------------------------------------------------
                             FOREIGN GOVERNMENT BONDS --
                             2.8% of Net Assets
                             Argentina -- 0.7%
          2,050,000          Argentine Republic Government International Bond,
                             6.625%, 7/6/28                                                  $    2,034,625
          4,090,000          Argentine Republic Government International Bond,
                             7.5%, 4/22/26                                                        4,364,030
          8,500,000          Autonomous City of Buenos Aires Argentina, 7.5%,
                             6/1/27 (144A)                                                        8,868,050
ARS     168,604,000          Letras del Banco Central de la Republica Argentina,
                             25.6%, 4/18/18                                                       8,246,966
          1,934,988          Province of Salta Argentina, 9.5%, 3/16/22 (144A)                    2,012,388
          2,315,000          Provincia de Buenos Aires, 9.125%, 3/16/24 (144A)                    2,577,776
          8,955,000          Provincia del Chubut Argentina, 7.75%,
                             7/26/26 (144A)                                                       8,619,187
                                                                                             --------------
                                                                                             $   36,723,022
-----------------------------------------------------------------------------------------------------------
                             Bahrain -- 0.1%
          5,800,000          Bahrain Government International Bond, 7.0%,
                             10/12/28 (144A)                                                 $    5,588,590
-----------------------------------------------------------------------------------------------------------
                             Cayman Islands -- 0.2%
          9,600,000          Brazil Minas SPE via State of Minas Gerais, 5.333%,
                             2/15/28 (144A)                                                  $    9,585,600
-----------------------------------------------------------------------------------------------------------
                             Ivory Coast -- 0.2%
EUR       5,250,000          Ivory Coast Government International Bond, 5.25%,
                             3/22/30 (144A)                                                  $    6,458,489
          2,500,000          Ivory Coast Government International Bond, 6.125%,
                             6/15/33 (144A)                                                       2,375,600
          4,865,000          Ivory Coast Government International Bond, 6.375%,
                             3/3/28 (144A)                                                        4,914,234
                                                                                             --------------
                                                                                             $   13,748,323
-----------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                  Pioneer Strategic Income Fund | Semiannual Report | 3/31/18 69

-----------------------------------------------------------------------------------------------------------
 Principal
 Amount
 USD ($)                                                                                     Value
-----------------------------------------------------------------------------------------------------------
                             Korea -- 0.2%
INR     559,800,000          Export-Import Bank of Korea, 6.9%, 2/7/23                       $    8,494,441
-----------------------------------------------------------------------------------------------------------
                             Mexico -- 0.2%
MXN     176,043,000          Mexican Bonos, 6.5%, 6/9/22                                     $    9,427,190
MXN      46,890,000          Mexican Bonos, 7.5%, 6/3/27                                          2,609,635
                                                                                             --------------
                                                                                             $   12,036,825
-----------------------------------------------------------------------------------------------------------
                             New Zealand -- 0.6%
NZD      45,595,000          New Zealand Government Bond, 5.5%, 4/15/23                      $   37,932,452
-----------------------------------------------------------------------------------------------------------
                             Nigeria -- 0.2%
         10,915,000          Africa Finance Corp., 4.375%, 4/29/20 (144A)                    $   10,985,511
-----------------------------------------------------------------------------------------------------------
                             Norway -- 0.1%
NOK      63,500,000          Norway Government Bond, 2.0%, 5/24/23 (144A)                    $    8,301,004
-----------------------------------------------------------------------------------------------------------
                             Oman -- 0.1%
          7,369,000          Oman Government International Bond, 5.625%,
                             1/17/28 (144A)                                                  $    7,184,775
-----------------------------------------------------------------------------------------------------------
                             Russia -- 0.0%
RUB          25,000          Russian Federal Bond - OFZ, 7.6%, 7/20/22                       $          456
-----------------------------------------------------------------------------------------------------------
                             Turkey -- 0.0%
          4,160,000          Hazine Mustesarligi Varlik Kiralama AS, 5.004%,
                             4/6/23 (144A)                                                   $    4,189,694
-----------------------------------------------------------------------------------------------------------
                             Uruguay -- 0.2%
UYU     335,025,000          Uruguay Government International Bond, 9.875%,
                             6/20/22 (144A)                                                  $   11,986,752
-----------------------------------------------------------------------------------------------------------
                             TOTAL FOREIGN GOVERNMENT BONDS
                             (Cost $179,705,887)                                             $  166,757,445
-----------------------------------------------------------------------------------------------------------
                             MUNICIPAL BONDS -- 2.0% of Net Assets (j)
                             Municipal Development -- 0.1%
          7,050,000(b)       Brazos Harbor Industrial Development Corp., Dow
                             Chemical Co., Project, 5.9%, 5/1/38                             $    7,095,261
-----------------------------------------------------------------------------------------------------------
                             Municipal General -- 0.5%
         17,600,000          JobsOhio Beverage System, Ohio Taxable Senior
                             Lien, Series B, 3.985%, 1/1/29                                  $   18,392,352
          4,480,000          JobsOhio Beverage System, Ohio Taxable Senior
                             Lien, Series B, 4.532%, 1/1/35                                       4,887,456
          2,040,000          Massachusetts Development Finance Agency,
                             Partners Healthcare System, 4.0%, 7/1/36                             2,113,277
          3,500,000          Massachusetts Development Finance Agency,
                             Partners Healthcare System, 4.0%, 7/1/41                             3,590,860
                                                                                             --------------
                                                                                             $   28,983,945
-----------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

70 Pioneer Strategic Income Fund | Semiannual Report | 3/31/18

-----------------------------------------------------------------------------------------------------------
 Principal
 Amount
 USD ($)                                                                                     Value
-----------------------------------------------------------------------------------------------------------
                             Municipal Higher Education -- 0.6%
          2,300,000          Amherst College, 3.794%, 11/1/42                                $    2,248,797
          4,550,000          Baylor University, Series A, 4.313%, 3/1/42                          4,653,512
          5,155,000          California Educational Facilities Authority, Stanford
                             University, Series U-7, 5.0%, 6/1/46                                 6,753,875
          2,840,000          Massachusetts Development Finance Agency,
                             Harvard University, Series A, 5.0%, 7/15/40                          3,681,946
          3,585,000          New York State Dormitory Authority, Columbia
                             University, Series A-2, 5.0%, 10/1/46                                4,737,004
          9,860,000          Rhode Island Health & Educational Building Corp.,
                             Brown University, Series A, 4.0%, 9/1/47                            10,308,531
                                                                                             --------------
                                                                                             $   32,383,665
-----------------------------------------------------------------------------------------------------------

                             Municipal Medical -- 0.1%
          5,730,000          Illinois Finance Authority, Northwestern Memorial
                             Healthcare, 4.0%, 7/15/47                                       $    5,874,511
-----------------------------------------------------------------------------------------------------------
                             Municipal Obligation -- 0.5%
         20,165,000(k)       Commonwealth of Pennsylvania, 1st Series,
                             4.0%, 1/1/29                                                    $   21,449,511
         13,525,000(d)(f)(k) Commonwealth of Puerto Rico, Series A,
                             8.0%, 7/1/35                                                         5,748,125
                                                                                             --------------
                                                                                             $   27,197,636
-----------------------------------------------------------------------------------------------------------
                             Municipal School District -- 0.0%
          2,870,000(k)       State of Florida, Capital Outlay, Series C, 4.0%, 6/1/31        $    3,119,891
-----------------------------------------------------------------------------------------------------------
                             Municipal Transportation -- 0.1%
          2,830,000          Central Florida Expressway Authority, 5.0%, 7/1/38              $    3,256,735
          2,620,000          Port Authority of New York & New Jersey,
                             Consolidated-174TH, 4.458%, 10/1/62                                  2,867,066
                                                                                             --------------
                                                                                             $    6,123,801
-----------------------------------------------------------------------------------------------------------
                             Municipal Water -- 0.1%
          2,880,000          JEA Water & Sewer System Revenue, Series A,
                             4.0%, 10/1/35                                                   $    3,043,181
          2,915,000          JEA Water & Sewer System Revenue, Series A,
                             4.0%, 10/1/39                                                        3,041,453
                                                                                             --------------
                                                                                             $    6,084,634
-----------------------------------------------------------------------------------------------------------
                             TOTAL MUNICIPAL BONDS
                             (Cost $120,356,638)                                             $  116,863,344
-----------------------------------------------------------------------------------------------------------
                             SENIOR SECURED FLOATING RATE LOAN
                             INTERESTS -- 6.4% of Net Assets*(e)
                             AUTOMOBILES & COMPONENTS -- 0.2%
                             Auto Parts & Equipment -- 0.2%
          2,181,775          American Axle & Manufacturing, Inc., Tranche B Term
                             Loan, 4.13% (LIBOR + 225 bps), 4/6/24                           $    2,193,365
          1,435,466          Federal-Mogul Corp., Tranche C Term Loan, 5.555%
                             (LIBOR + 375 bps), 4/15/21                                           1,446,082

The accompanying notes are an integral part of these financial statements.

                  Pioneer Strategic Income Fund | Semiannual Report | 3/31/18 71

-----------------------------------------------------------------------------------------------------------
 Principal
 Amount
 USD ($)                                                                                     Value
-----------------------------------------------------------------------------------------------------------
                             Auto Parts & Equipment -- (continued)
          4,767,327          TI Group Automotive Systems LLC, Initial US Term
                             Loan, 4.377% (LIBOR + 250 bps), 6/30/22                         $    4,798,610
            874,221          Tower Automotive Holdings USA LLC, Initial Term
                             Loan, 4.5% (LIBOR + 275 bps), 3/7/24                                   876,406
                                                                                             --------------
                                                                                             $    9,314,463
-----------------------------------------------------------------------------------------------------------
                             Tires & Rubber -- 0.0%+
          3,308,333          Goodyear Tire & Rubber Co., Second Lien Term Loan,
                             3.71% (LIBOR + 200 bps), 3/3/25                                 $    3,316,604
                                                                                             --------------
                             Total Automobiles & Components                                  $   12,631,067
-----------------------------------------------------------------------------------------------------------
                             CAPITAL GOODS -- 1.0%
                             Aerospace & Defense -- 0.3%
          3,127,217          Alion Science and Technology Corp., First Lien Term
                             Loan, 6.377% (LIBOR + 450 bps), 8/19/21                         $    3,138,456
          4,911,970          DynCorp International, Inc., Term Loan B2, 7.808%
                             (LIBOR + 600 bps), 7/7/20                                            4,942,670
          6,996,499          Vencore, Inc. (fka SI Organization, Inc.), First Lien
                             Initial Term Loan, 6.627% (LIBOR + 475
                             bps), 11/23/19                                                       7,093,792
                                                                                             --------------
                                                                                             $   15,174,918
-----------------------------------------------------------------------------------------------------------
                             Building Products -- 0.1%
          1,641,020          Atkore International, Inc., First Lien Initial Incremental
                             Term Loan, 5.06% (LIBOR + 275 bps), 12/22/23                    $    1,653,738
            842,189          Builders FirstSource, Inc., Refinancing Term Loan,
                             5.302% (LIBOR + 300 bps), 2/29/24                                      846,700
          2,087,921          Quikrete Holdings, Inc., First Lien Initial Term Loan,
                             4.627% (LIBOR + 275 bps), 11/15/23                                   2,099,665
            950,679          Summit Materials LLC, New Term Loan, 4.127%
                             (LIBOR + 225 bps), 11/21/24                                            958,106
                                                                                             --------------
                                                                                             $    5,558,209
-----------------------------------------------------------------------------------------------------------
                             Construction Machinery & Heavy Trucks -- 0.1%
          1,382,632          Clark Equipment Co., (aka Doosan Bobcat, Inc.),
                             Repriced Term Loan, 4.302% (LIBOR + 200
                             bps), 5/18/24                                                   $    1,385,225
          2,609,165          Navistar, Inc., Tranche B Term Loan, 5.21% (LIBOR +
                             350 bps), 11/6/24                                                    2,631,181
          1,594,170          Terex Corp., 2018 Incremental US Term Loan, 3.994%
                             (LIBOR + 200 bps), 1/31/24                                           1,600,148
                                                                                             --------------
                                                                                             $    5,616,554
-----------------------------------------------------------------------------------------------------------
                             Electrical Components & Equipment -- 0.1%
          3,175,548          Pelican Products, Inc., First Lien Term Loan, 6.127%
                             (LIBOR + 425 bps), 4/10/20                                      $    3,191,426
          2,096,630          WireCo WorldGroup, Inc., First Lien Initial Term Loan,
                             7.484% (LIBOR + 550 bps), 9/29/23                                    2,127,425
                                                                                             --------------
                                                                                             $    5,318,851
-----------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

72 Pioneer Strategic Income Fund | Semiannual Report | 3/31/18

-----------------------------------------------------------------------------------------------------------
 Principal
 Amount
 USD ($)                                                                                     Value
-----------------------------------------------------------------------------------------------------------
                             Industrial Conglomerates -- 0.2%
            478,259          AVSC Holding Corp., First Lien Initial Term Loan,
                             5.102% (LIBOR + 325 bps), 3/3/25                                $      479,156
          3,209,375          DTI Holdco, Inc., Replacement B-1 Term Loan,
                             6.711% (LIBOR + 475 bps), 9/29/23                               $    3,211,381
          2,203,521          Gates Global LLC, Initial B-2 Dollar Term Loan,
                             5.052% (LIBOR + 275 bps), 4/1/24                                     2,218,534
          3,372,603          Milacron LLC, Term B Loan, 4.377% (LIBOR + 250
                             bps), 9/28/23                                                        3,378,926
                                                                                             --------------
                                                                                             $    9,287,997
-----------------------------------------------------------------------------------------------------------
                             Industrial Machinery -- 0.1%
          4,953,028          NN, Inc., Tranche B Term Loan, 5.627% (LIBOR +
                             375 bps), 10/19/22                                              $    4,987,080
          3,072,544          Tank Holding Corp. Replacement Term Loan, 5.194%
                             (LIBOR + 350 bps), 3/16/22                                           3,093,029
                                                                                             --------------
                                                                                             $    8,080,109
-----------------------------------------------------------------------------------------------------------
                             Trading Companies & Distributors -- 0.1%
          5,424,353          Univar USA, Inc., Term B-3 Loan, 4.377% (LIBOR +
                             250 bps), 7/1/24                                                $    5,465,458
          1,704,312          WESCO Distribution, Inc., Tranche B-1 Term Loan,
                             4.877% (LIBOR + 300 bps), 12/12/19                                   1,706,443
                                                                                             --------------
                                                                                             $    7,171,901
                                                                                             --------------
                             Total Capital Goods                                             $   56,208,539
-----------------------------------------------------------------------------------------------------------
                             COMMERCIAL & PROFESSIONAL SERVICES -- 0.1%
                             Diversified Support Services -- 0.0%+
            254,297(l)       Patriot Container Corp., First Lien Closing Date Term
                             Loan, 3/20/25                                                   $      256,204
-----------------------------------------------------------------------------------------------------------
                             Environmental & Facilities Services -- 0.1%
          3,555,628          WCA Waste Systems, Inc., Initial Term Loan, 4.627%
                             (LIBOR + 275 bps), 8/11/23                                      $    3,572,297
          1,341,740          Wrangler Buyer Corp. (aka Waste Industries USA,
                             Inc.), Initial Term Loan, 4.877% (LIBOR + 300
                             bps), 9/27/24                                                        1,351,525
                                                                                             --------------
                                                                                             $    4,923,822
-----------------------------------------------------------------------------------------------------------
                             Security & Alarm Services -- 0.0%+
          3,166,398          GW Honos Security Corp. (Garda World Security
                             Corp.), Term B Loan, 5.511% (LIBOR + 350 bps/
                             PRIME + 250 + bps), 5/24/24                                     $    3,203,603
                                                                                             --------------
                             Total Commercial & Professional Services                        $    8,383,629
-----------------------------------------------------------------------------------------------------------
                             CONSUMER DURABLES & APPAREL -- 0.1%
                             Housewares & Specialties -- 0.1%
          2,180,404          Prestige Brands, Inc., Term B-4 Loan, 3.877%
                             (LIBOR + 200 bps), 1/26/24                                      $    2,188,354

The accompanying notes are an integral part of these financial statements.

                  Pioneer Strategic Income Fund | Semiannual Report | 3/31/18 73

-----------------------------------------------------------------------------------------------------------
 Principal
 Amount
 USD ($)                                                                                     Value
-----------------------------------------------------------------------------------------------------------
                             Housewares & Specialties -- (continued)
          3,348,896          Reynolds Group Holdings, Inc., Incremental US Term
                             Loan, 4.627% (LIBOR + 275 bps), 2/5/23                          $    3,369,827
                                                                                             --------------
                                                                                             $    5,558,181
-----------------------------------------------------------------------------------------------------------
                             Leisure Products -- 0.0%+
            995,000          Bass Pro Group LLC, Initial Term Loan, 6.877%
                             (LIBOR + 500 bps), 9/25/24                                      $      986,667
          2,160,630          Bombardier Recreational Products, Inc., Term B Loan,
                             4.38% (LIBOR + 250 bps), 6/30/23                                     2,181,156
                                                                                             --------------
                                                                                             $    3,167,823
                                                                                             --------------
                             Total Consumer Durables & Apparel                               $    8,726,004
-----------------------------------------------------------------------------------------------------------
                             CONSUMER SERVICES -- 0.6%
                             Casinos & Gaming -- 0.1%
          8,001,629          Scientific Games International, Inc., Initial Term B-5
                             Loan, 4.722% (LIBOR + 275 bps), 8/14/24                         $    8,040,389
-----------------------------------------------------------------------------------------------------------
                             Education Services -- 0.1%
          1,937,775          Houghton Mifflin Holdings, Inc., Term Loan, 4.877%
                             (LIBOR + 300 bps), 5/28/21                                      $    1,777,100
          1,840,118          Laureate Education, Inc., Series 2024 Term Loan,
                             5.377% (LIBOR + 350 bps), 4/26/24                                    1,852,263
                                                                                             --------------
                                                                                             $    3,629,363
-----------------------------------------------------------------------------------------------------------
                             Hotels, Resorts & Cruise Lines -- 0.1%
          3,908,197          Sabre GLBL, Inc., 2018 Other Term B Loan, 3.877%
                             (LIBOR + 200 bps), 2/22/24                                      $    3,924,948
-----------------------------------------------------------------------------------------------------------
                             Leisure Facilities -- 0.1%
          6,216,044          Fitness International LLC, Term B Loan, 5.377%
                             (LIBOR + 350 bps), 7/1/20                                       $    6,279,759
          1,230,704          Six Flags Theme Parks, Inc., Tranche B Term Loan,
                             3.631% (LIBOR + 175 bps/PRIME + 75 + 0
                             bps), 6/30/22                                                        1,237,241
                                                                                             --------------
                                                                                             $    7,517,000
-----------------------------------------------------------------------------------------------------------
                             Restaurants -- 0.1%
          4,597,788          Golden Nugget, Inc., Initial Term B Loan, 4.979%
                             (LIBOR + 325 bps), 10/4/23                                      $    4,642,331
-----------------------------------------------------------------------------------------------------------
                             Specialized Consumer Services -- 0.1%
          1,192,029          Allied Universal Holdco LLC (fka USAGM Holdco
                             LLC), First Lien Initial Term Loan, 6.052% (LIBOR +
                             375 bps), 7/28/22                                               $    1,178,325
          1,837,877          KUEHG Corp. (fka KC MergerSub, Inc.), Term B-2
                             Loan, 6.052% (LIBOR + 375 bps), 8/12/22                              1,853,096

The accompanying notes are an integral part of these financial statements.

74 Pioneer Strategic Income Fund | Semiannual Report | 3/31/18

-----------------------------------------------------------------------------------------------------------
 Principal
 Amount
 USD ($)                                                                                     Value
-----------------------------------------------------------------------------------------------------------
                             Specialized Consumer Services -- (continued)
          1,414,960          Prime Security Services Borrower LLC, First Lien
                             2016-2 Refinancing Term B-1 Loan, 4.627%
                             (LIBOR + 275 bps), 5/2/22                                       $    1,427,439
                                                                                             --------------
                                                                                             $    4,458,860
                                                                                             --------------
                             Total Consumer Services                                         $   32,212,891
-----------------------------------------------------------------------------------------------------------
                             DIVERSIFIED FINANCIALS -- 0.2%
                             Diversified Capital Markets -- 0.1%
          4,264,483          Nexeo Solutions LLC, Term B-1 Loan, 5.266%
                             (LIBOR + 325 bps), 6/9/23                                       $    4,319,120
-----------------------------------------------------------------------------------------------------------
                             Other Diversified Financial Services -- 0.0%+
          1,238,396          Livingston International, Inc., First Lien Refinancing
                             Term B-3 Loan, 8.052% (LIBOR + 575 bps), 3/20/20                $    1,239,944
-----------------------------------------------------------------------------------------------------------
                             Specialized Finance -- 0.1%
          2,655,937          Trans Union LLC, 2017 Replacement Term B-3 Loan,
                             3.877% (LIBOR + 200 bps), 4/10/23                               $    2,666,650
            346,429          Vistra Operations Co., LLC (fka Tex Operations Co.,
                             LLC), Initial Term C Loan, 4.377% (LIBOR + 250
                             bps), 8/4/23                                                           349,122
          1,949,960          Vistra Operations Co., LLC (fka Tex Operations Co.,
                             LLC), Initial Term Loan, 4.377% (LIBOR + 250
                             bps), 8/4/23                                                         1,965,121
                                                                                             --------------
                                                                                             $    4,980,893
                                                                                             --------------
                             Total Diversified Financials                                    $   10,539,957
-----------------------------------------------------------------------------------------------------------
                             ENERGY -- 0.2%
                             Oil & Gas Storage & Transportation -- 0.2%
          2,263,644          Energy Transfer Equity LP, Refinanced Term Loan,
                             3.854% (LIBOR + 200 bps), 2/2/24                                $    2,261,876
         10,147,318          Gulf Finance LLC, Tranche B Term Loan, 7.56%
                             (LIBOR + 525 bps), 8/25/23                                           9,424,322
                                                                                             --------------
                             Total Energy                                                    $   11,686,198
-----------------------------------------------------------------------------------------------------------
                             FOOD & STAPLES RETAILING -- 0.1%
                             Food Distributors -- 0.0%+
          2,243,549          CSM Bakery Solutions, Ltd., First Lien Term Loan,
                             5.7% (LIBOR + 400 bps), 7/3/20                                  $    2,221,113
-----------------------------------------------------------------------------------------------------------
                             Food Retail -- 0.1%
          1,164,653          Albertson's LLC, 2017-1 Term B-4 Loan, 4.627%
                             (LIBOR + 275 bps), 8/25/21                                      $    1,153,331
            492,537          Albertson's LLC, 2017-1 Term B-5 Loan, 5.292%
                             (LIBOR + 300 bps), 12/21/22                                            487,749
          1,378,972          Albertson's LLC, 2017-1 Term B-6 Loan, 4.956%
                             (LIBOR + 300 bps), 6/22/23                                           1,364,321
                                                                                             --------------
                                                                                             $    3,005,401
                                                                                             --------------
                             Total Food & Staples Retailing                                  $    5,226,514
-----------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                  Pioneer Strategic Income Fund | Semiannual Report | 3/31/18 75

-----------------------------------------------------------------------------------------------------------
 Principal
 Amount
 USD ($)                                                                                     Value
-----------------------------------------------------------------------------------------------------------
                             FOOD, BEVERAGE & TOBACCO -- 0.1%
                             Packaged Foods & Meats -- 0.1%
          2,363,125          Give & Go Prepared Foods Corp., First Lien 2017
                             Term Loan, 6.194% (LIBOR + 425 bps), 7/29/23                    $    2,383,065
          4,932,929          JBS USA Lux SA (fka JBS USA LLC), Initial Term
                             Loan, 4.678% (LIBOR + 250 bps), 10/30/22                             4,924,296
            781,772          Shearer's Foods LLC, First Lien Term Loan, 6.24%
                             (LIBOR + 394 bps), 6/30/21                                             785,681
                                                                                             --------------
                             Total Food, Beverage & Tobacco                                  $    8,093,042
-----------------------------------------------------------------------------------------------------------
                             HEALTH CARE EQUIPMENT & SERVICES -- 0.7%
                             Health Care Facilities -- 0.3%
          2,369,281          CHS/Community Health Systems, Inc., Incremental
                             2021 Term H Loan, 4.984% (LIBOR + 300 bps), 1/27/21             $    2,282,243
          8,602,526          Kindred Healthcare, Inc., New Term Loan, 5.25%
                             (LIBOR + 350 bps), 4/9/21                                            8,641,376
          1,951,243          Select Medical Corp., Tranche B Term Loan, 4.461%
                             (LIBOR + 275 bps/PRIME + 175 + bps), 3/1/21                          1,968,925
          1,098,211          Vizient, Inc., Term B-4 Loan, 4.627% (LIBOR + 275
                             bps), 2/13/23                                                        1,109,198
                                                                                             --------------
                                                                                             $   14,001,742
-----------------------------------------------------------------------------------------------------------
                             Health Care Services -- 0.2%
          4,397,344          Alliance HealthCare Services, Inc., First Lien Initial
                             Term Loan, 6.341% (LIBOR + 450 bps), 10/24/23                   $    4,430,324
          1,067,337          Ardent Legacy Acquisitions, Inc. (Ardent Mergeco LLC),
                             Term Loan, 7.377% (LIBOR + 550 bps), 8/4/21                          1,072,673
          1,580,357          Envision Healthcare Corp. (fka Emergency Medical
                             Services Corp.), Initial Term Loan, 4.88% (LIBOR +
                             300 bps), 12/1/23                                                    1,590,234
          1,723,848          Genoa a QoL Healthcare Co., LLC, First Lien
                             Amendment No. 1 Term Loan, 5.127% (LIBOR +
                             325 bps), 10/30/23                                                   1,736,777
          2,932,331          HC Group Holdings III, Inc., First Lien Initial Term Loan,
                             6.877% (LIBOR + 500 bps), 4/7/22                                     2,976,316
          1,258,957          National Mentor Holdings, Inc., Tranche B Term Loan,
                             5.302% (LIBOR + 300 bps), 1/31/21                                    1,265,645
                                                                                             --------------
                                                                                             $   13,071,969
-----------------------------------------------------------------------------------------------------------
                             Health Care Supplies -- 0.1%
          6,495,913          Kinetic Concepts, Inc., Dollar Term Loan, 5.552%
                             (LIBOR + 325 bps), 2/2/24                                       $    6,534,076
          1,604,122          Sterigenics-Nordion Holdings LLC, Incremental Term
                             Loan, 4.877% (LIBOR + 300 bps), 5/15/22                              1,610,806
                                                                                             --------------
                                                                                             $    8,144,882
-----------------------------------------------------------------------------------------------------------
                             Health Care Technology -- 0.0%+
          1,952,648          Change Healthcare Holdings, Inc. (fka Emdeon, Inc.),
                             Closing Date Term Loan, 4.627% (LIBOR + 275
                             bps), 3/1/24                                                    $    1,959,565
-----------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

76 Pioneer Strategic Income Fund | Semiannual Report | 3/31/18

-----------------------------------------------------------------------------------------------------------
 Principal
 Amount
 USD ($)                                                                                     Value
-----------------------------------------------------------------------------------------------------------
                             Managed Health Care -- 0.1%
          3,258,000          Prospect Medical Holdings, Inc., Term B-1 Loan,
                             7.188% (LIBOR + 550 bps), 2/22/24                               $    3,266,145
                                                                                             --------------
                             Total Health Care Equipment & Services                          $   40,444,303
-----------------------------------------------------------------------------------------------------------
                             HOUSEHOLD & PERSONAL PRODUCTS -- 0.2%
                             Personal Products -- 0.2%
         13,273,927          Revlon Consumer Products Corp., Initial Term B
                             Loan, 5.377% (LIBOR + 350 bps), 9/7/23                          $   10,574,900
                                                                                             --------------
                             Total Household & Personal Products                             $   10,574,900
-----------------------------------------------------------------------------------------------------------
                             INSURANCE -- 0.1%
                             Insurance Brokers -- 0.0%+
          1,469,955          NFP Corp., Term B Loan (LIBOR + 300 bps), 1/8/24                $    1,476,540
-----------------------------------------------------------------------------------------------------------
                             Multi-Line Insurance -- 0.0%+
            490,648          Alliant Holdings I LLC, Initial Term Loan, 5.127%
                             (LIBOR + 325 bps), 8/12/22                                      $      494,192
-----------------------------------------------------------------------------------------------------------
                             Property & Casualty Insurance -- 0.1%
          4,984,312          Confie Seguros Holding II Co., Term B Loan, 7.234%
                             (LIBOR + 525 bps), 4/19/22                                      $    4,983,535
                                                                                             --------------
                             Total Insurance                                                 $    6,954,267
-----------------------------------------------------------------------------------------------------------
                             MATERIALS -- 0.6%
                             Construction Materials -- 0.0%+
            992,513          Unifrax I LLC, Initial Dollar Term Loan, 5.802%
                             (LIBOR + 350 bps), 4/4/24                                       $    1,001,817
-----------------------------------------------------------------------------------------------------------
                             Diversified Chemicals -- 0.0%+
            603,140          Tronox, Ltd., First Lien Blocked Dollar Term Loan,
                             5.302% (LIBOR + 300 bps), 9/23/24                               $      608,982
          1,391,860          Tronox, Ltd., First Lien Initial Dollar Term Loan,
                             5.302% (LIBOR + 300 bps), 9/23/24                                    1,405,345
            163,354(l)       W.R. Grace & Co-CONN, Term B-1 Loan, 4/3/25                            164,205
            280,036(l)       WR Grace & Co-Conn, Term B-2 Loan, 4/3/25                              281,494
                                                                                             --------------
                                                                                             $    2,460,026
-----------------------------------------------------------------------------------------------------------
                             Diversified Metals & Mining -- 0.0%+
          1,834,229          US Silica Co., Term Loan, 4.938% (LIBOR +
                             300 bps), 7/23/20                                               $    1,842,254
-----------------------------------------------------------------------------------------------------------
                             Fertilizers & Agricultural Chemicals -- 0.1%
          4,157,438          Methanol Holdings (Trinidad), Ltd. (Methanol
                             Holdings (Delaware) LLC), Initial Term Loan,
                             5.377% (LIBOR + 350 bps), 6/30/22                               $    4,159,932
-----------------------------------------------------------------------------------------------------------
                             Metal & Glass Containers -- 0.2%
          3,273,608          BWay Holding Co., Initial Term Loan, 4.958%
                             (LIBOR + 325 bps), 4/3/24                                       $    3,293,727

The accompanying notes are an integral part of these financial statements.

                  Pioneer Strategic Income Fund | Semiannual Report | 3/31/18 77

-----------------------------------------------------------------------------------------------------------
 Principal
 Amount
 USD ($)                                                                                     Value
-----------------------------------------------------------------------------------------------------------
                             Metal & Glass Containers -- (continued)
          6,561,644          Coveris Holdings SA (fka Exopack Holdings SA),
                             USD Term B-1 Loan, 6.552% (LIBOR + 425
                             bps), 6/29/22                                                   $    6,602,654
                                                                                             --------------
                                                                                             $    9,896,381
-----------------------------------------------------------------------------------------------------------
                             Paper Packaging -- 0.1%
          4,281,750          Caraustar Industries, Inc., Refinancing Term Loan,
                             7.802% (LIBOR + 550 bps), 3/14/22                               $    4,303,159
-----------------------------------------------------------------------------------------------------------
                             Paper Products -- 0.0%+
          2,080,103          Ranpak Corp., Tranche B-1 USD Term Loan, 5.127%
                             (LIBOR + 325 bps), 10/1/21                                      $    2,095,704
-----------------------------------------------------------------------------------------------------------
                             Specialty Chemicals -- 0.2%
          3,822,992          Axalta Coating Systems Dutch Holding B BV (Axalta
                             Coating Systems US Holdings, Inc.), Term B-2 Dollar
                             Loan, 4.302% (LIBOR + 200 bps), 6/1/24                          $    3,837,726
          4,348,012          MacDermid, Inc. (Platform Specialty Products Corp.),
                             Tranche B-6 Term Loan, 4.877% (LIBOR + 300
                             bps), 6/7/23                                                         4,383,339
            870,714          Omnova Solutions, Inc., Term B-2 Loan, 5.127%
                             (LIBOR + 325 bps), 8/25/23                                             877,789
            453,598          WR Grace & Co-Conn, US Term Loan, 3.787%
                             (LIBOR + 200 bps), 2/3/21                                              454,590
                                                                                             --------------
                                                                                             $    9,553,444
                                                                                             --------------
                             Total Materials                                                 $   35,312,717
-----------------------------------------------------------------------------------------------------------
                             MEDIA -- 0.4%
                             Broadcasting -- 0.1%
            199,500          CBS Radio, Inc., Additional Term B-1 Loan, 4.623%
                             (LIBOR + 275 bps), 11/18/24                                     $      200,560
          1,518,072          Hubbard Radio LLC, Term Loan, 4.88% (LIBOR +
                             300 bps), 3/28/25                                                    1,530,170
          6,713,052          Univision Communications, Inc., 2017 Replacement
                             Repriced First Lien Term Loan, 4.627% (LIBOR +
                             275 bps), 3/15/24                                                    6,617,599
                                                                                             --------------
                                                                                             $    8,348,329
-----------------------------------------------------------------------------------------------------------
                             Cable & Satellite -- 0.2%
          3,658,416          MCC Iowa LLC, Tranche M Term Loan, 3.74%
                             (LIBOR + 200 bps), 1/15/25                                      $    3,674,992
          1,807,763          MediArena Acquisition BV (fka AP NMT Acquisition BV),
                             First Lien Dollar Term B Loan, 7.444% (LIBOR +
                             575 bps), 8/13/21                                                    1,810,926
          5,910,000          Ziggo Secured Finance Partnership, Term Loan E
                             Facility, 4.277% (LIBOR + 250 bps), 4/15/25                          5,875,220
                                                                                             --------------
                                                                                             $   11,361,138
-----------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

78 Pioneer Strategic Income Fund | Semiannual Report | 3/31/18

-----------------------------------------------------------------------------------------------------------
 Principal
 Amount
 USD ($)                                                                                     Value
-----------------------------------------------------------------------------------------------------------
                             Movies & Entertainment -- 0.1%
            430,933          NVA Holdings, Inc., First Lien Term B-3 Loan,
                             5.052% (LIBOR + 275 bps), 2/2/25                                $      432,280
          2,105,638          WMG Acquisition Corp., Tranche E Term Loan,
                             4.127% (LIBOR + 225 bps), 11/1/23                                    2,116,459
                                                                                             --------------
                                                                                             $    2,548,739
                                                                                             --------------
                             Total Media                                                     $   22,258,206
-----------------------------------------------------------------------------------------------------------
                             PHARMACEUTICALS, BIOTECHNOLOGY &
                             LIFE SCIENCES -- 0.1%
                             Pharmaceuticals -- 0.1%
          2,406,813          Endo Luxembourg Finance Co. I S.a.r.l., Initial Term
                             Loan, 6.188% (LIBOR + 425 bps), 4/29/24                         $    2,409,520
          6,125,638          RPI Finance Trust, Initial Term Loan B-6, 4.302%
                             (LIBOR + 200 bps), 3/27/23                                           6,160,095
                                                                                             --------------
                             Total Pharmaceuticals, Biotechnology &
                             Life Sciences                                                   $    8,569,615
-----------------------------------------------------------------------------------------------------------
                             REAL ESTATE -- 0.2%
                             Specialized REIT -- 0.2%
          9,130,844          Communications Sales & Leasing, Inc. (CSL Capital
                             LLC), Shortfall Term Loan, 4.877% (LIBOR + 300
                             bps), 10/24/22                                                  $    8,804,078
                                                                                             --------------
                             Total Real Estate                                               $    8,804,078
-----------------------------------------------------------------------------------------------------------
                             RETAILING -- 0.3%
                             Automotive Retail -- 0.1%
         4,654,277           CWGS Group LLC, Term Loan, 4.703% (LIBOR +
                             300 bps), 11/23/23                                              $    4,670,567
-----------------------------------------------------------------------------------------------------------
                             Specialty Stores -- 0.2%
          5,355,392          PetSmart, Inc., Tranche B-2 Term Loan, 4.68%
                             (LIBOR + 300 bps), 3/11/22                                      $    4,311,091
          6,284,250          Staples, Inc., Closing Date Term Loan, 5.787%
                             (LIBOR + 400 bps), 9/12/24                                           6,237,118
                                                                                             --------------
                                                                                             $   10,548,209
                                                                                             --------------
                             Total Retailing                                                 $   15,218,776
-----------------------------------------------------------------------------------------------------------
                             SEMICONDUCTORS & SEMICONDUCTOR
                             EQUIPMENT -- 0.1%
                             Semiconductor Equipment -- 0.0%+
          1,844,633          Sensata Technologies BV, Sixth Amendment Term
                             Loan, 3.5% (LIBOR + 175 bps), 10/14/21                          $    1,860,005
-----------------------------------------------------------------------------------------------------------
                             Semiconductors -- 0.1%
            569,440          Microsemi Corp., Term Loan B, 3.742% (LIBOR +
                             200 bps), 1/15/23                                               $      571,117

The accompanying notes are an integral part of these financial statements.

                  Pioneer Strategic Income Fund | Semiannual Report | 3/31/18 79

-----------------------------------------------------------------------------------------------------------
 Principal
 Amount
 USD ($)                                                                                     Value
-----------------------------------------------------------------------------------------------------------
                             Semiconductors -- (continued)
          1,559,482          ON Semiconductor Corp., 2017 New Replacement
                             Term B-2 Loan, 3.877% (LIBOR + 200 bps), 3/31/23 $                   1,569,521
                                                                                             --------------
                                                                                                  2,140,638
                                                                                             --------------
                             Total Semiconductors & Semiconductor Equipment                  $    4,000,643
-----------------------------------------------------------------------------------------------------------
                             SOFTWARE & SERVICES -- 0.3%
                             Application Software -- 0.1%
          3,455,809          STG-Fairway Acquisitions, Inc., First Lien Term Loan,
                             7.127% (LIBOR + 525 bps), 6/30/22                               $    3,460,129
          3,785,996          Verint Systems, Inc., Refinancing Term Loan, 3.664%
                             (LIBOR + 200 bps), 6/28/24                                           3,809,659
                                                                                             --------------
                                                                                             $    7,269,788
-----------------------------------------------------------------------------------------------------------
                             Data Processing & Outsourced Services -- 0.1%
          2,748,575          First Data Corp., 2022D New Dollar Term Loan,
                             4.122% (LIBOR + 225 bps), 7/8/22                                $    2,755,617
          1,455,843          First Data Corp., 2024A New Dollar Term Loan,
                             4.122% (LIBOR + 225 bps), 4/26/24                                    1,459,861
                                                                                             --------------
                                                                                             $    4,215,478
-----------------------------------------------------------------------------------------------------------
                             IT Consulting & Other Services -- 0.0%+
          2,932,331          Sitel Worldwide Corp., First Lien Term B-1 Loan,
                             7.25% (LIBOR + 550 bps), 9/18/21                                $    2,951,881
-----------------------------------------------------------------------------------------------------------
                             Systems Software -- 0.1%
          1,297,113          Avast Holding BV, Refinancing Dollar Term Loan,
                             5.052% (LIBOR + 275 bps), 9/30/23                               $    1,306,437
          2,365,373          MA FinanceCo., LLC (aka Micro Focus International
                             Plc), Tranche B-2 Term Loan, 4.377% (LIBOR +
                             250 bps), 11/19/21                                                   2,349,851
            773,922          West Corp., Term B Loan, 5.877% (LIBOR + 400
                             bps), 10/10/24                                                         780,855
                                                                                             --------------
                                                                                             $    4,437,143
                                                                                             --------------
                             Total Software & Services                                       $   18,874,290
-----------------------------------------------------------------------------------------------------------
                             TECHNOLOGY HARDWARE & EQUIPMENT -- 0.2%
                             Communications Equipment -- 0.1%
          2,793,000          Avaya, Inc., Initial Term Loan, 6.536% (LIBOR +
                             475 bps), 12/15/24                                              $    2,817,729
-----------------------------------------------------------------------------------------------------------
                             Electronic Components -- 0.1%
          5,116,750          Mirion Technologies (Finance) LLC (Mirion
                             Technologies, Inc.), First Lien Initial Term Loan,
                             7.052% (LIBOR + 475 bps), 3/31/22                               $    5,111,950
-----------------------------------------------------------------------------------------------------------
                             Electronic Equipment Manufacturers -- 0.0%+
            877,545          Zebra Technologies Corp., Tranche B Term Loan,
                             3.753% (LIBOR + 200 bps), 10/27/21                              $      883,487
                                                                                             --------------
                             Total Technology Hardware & Equipment                           $    8,813,166
-----------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

80 Pioneer Strategic Income Fund | Semiannual Report | 3/31/18

-----------------------------------------------------------------------------------------------------------
 Principal
 Amount
 USD ($)                                                                                     Value
-----------------------------------------------------------------------------------------------------------
                             TELECOMMUNICATION SERVICES -- 0.3%
                             Integrated Telecommunication Services -- 0.0%+
            324,188          Securus Technologies Holdings, Inc., First Lien Initial
                             Term Loan, 6.377% (LIBOR + 450 bps), 11/1/24                    $      328,118
-----------------------------------------------------------------------------------------------------------
                             Wireless Telecommunication Services -- 0.3%
         17,005,492          Virgin Media Bristol LLC, Facility K, 4.277% (LIBOR +
                             250 bps), 1/15/26                                               $   17,111,777
                                                                                             --------------
                             Total Telecommunication Services                                $   17,439,895
-----------------------------------------------------------------------------------------------------------
                             TRANSPORTATION -- 0.1%
                             Airlines -- 0.1%
          1,081,351          American Airlines, Inc., 2017 Class B Term Loan,
                             3.777% (LIBOR + 200 bps), 12/14/23                              $    1,083,572
          5,115,366          Delta Air Lines, Inc., 2014 Term B-1 Loan, 4.322%
                             (LIBOR + 250 bps), 10/18/18                                          5,147,337
            952,875          United Airlines, Inc., Class B Term Loan, 3.772%
                             (LIBOR + 200 bps), 4/1/24                                              958,473
                                                                                             --------------
                                                                                             $    7,189,382
-----------------------------------------------------------------------------------------------------------
                             Marine -- 0.0%+
          1,567,501          Navios Maritime Partners LP, Initial Term Loan,
                             7.08% (LIBOR + 500 bps), 9/14/20                                $    1,571,746
                                                                                             --------------
                             Total Transportation                                            $    8,761,128
-----------------------------------------------------------------------------------------------------------
                             UTILITIES -- 0.2%
                             Electric Utilities -- 0.1%
          4,128,315          APLP Holdings, Ltd., Partnership, Term Loan, 5.377%
                             (LIBOR + 350 bps), 4/13/23                                      $    4,175,274
          1,974,938          TPF II Power LLC (TPF II Convert Midco LLC), Term
                             Loan, 5.627% (LIBOR + 375 bps), 10/2/23                              2,008,266
                                                                                             --------------
                                                                                             $    6,183,540
-----------------------------------------------------------------------------------------------------------
                             Independent Power Producers & Energy
                             Traders -- 0.1%
          5,741,165          Calpine Corp., Term Loan, 4.81% (LIBOR + 250
                             bps), 1/15/24                                                   $    5,766,283
                                                                                             --------------
                             Total Utilities                                                 $   11,949,823
-----------------------------------------------------------------------------------------------------------
                             TOTAL SENIOR SECURED FLOATING RATE
                             LOAN INTERESTS
                             (Cost $370,771,104)                                             $  371,683,648
-----------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------
 Shares
-----------------------------------------------------------------------------------------------------------
                             RIGHT/WARRANT -- 0.0%+ of Net Assets
                             ENERGY -- 0.0%+
                             Coal & Consumable Fuels -- 0.0%+
                365(d)       Contura Energy, Inc.                                            $        9,307
                                                                                             --------------
                             Total Energy                                                    $        9,307
-----------------------------------------------------------------------------------------------------------
                             TOTAL RIGHT/WARRANT
                             (Cost $234,627)                                                 $        9,307
-----------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                  Pioneer Strategic Income Fund | Semiannual Report | 3/31/18 81

-----------------------------------------------------------------------------------------------------------
 Number of                                                 Strike    Expiration
 Contracts                Description        Counterparty  Notional  Price       Date     Value
-----------------------------------------------------------------------------------------------------------
                             OVER THE COUNTER (OTC) CALL
                             OPTIONS PURCHASED -- 0.0%+
            209,523(m)^   Desarrolladora     Bank of       --        -- (o)      10/23/22
                          Homex              New York
                          SAB de CV          Mellon Corp.                                    $           --
            209,523(n)^   Desarrolladora     Bank of       --        -- (o)      10/23/22
                          Homex              New York
                          SAB de CV          Mellon Corp.                                                --
                                                                                             --------------
                                                                                             $           --
-----------------------------------------------------------------------------------------------------------
                             TOTAL OVER THE COUNTER (OTC) CALL
                             OPTIONS PURCHASED
                             (Premium paid $0)                                               $           --
-----------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------
 Shares
-----------------------------------------------------------------------------------------------------------
                             CURRENCY PUT OPTION PURCHASED -- 0.0%+
         48,207,000       Put EUR            Goldman       EUR 434,388  EUR 1   6/1/18
                          Call USD           Sachs
                                             International                                   $      239,651
-----------------------------------------------------------------------------------------------------------
                             TOTAL CURRENCY PUT OPTION PURCHASED
                             (Premiums paid $434,388)                                        $      239,651
-----------------------------------------------------------------------------------------------------------
                             TOTAL INVESTMENTS IN UNAFFILIATED
                             ISSUERS -- 98.7%
                             (Cost $5,763,961,650)                                           $5,759,861,258
-----------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------
 Number of
 Contracts
-----------------------------------------------------------------------------------------------------------
                             CURRENCY PUT OPTION WRITTEN -- 0.0%+
    (48,207,000)          Put EUR            Goldman       EUR 206,240  EUR 1   6/1/18
                          Call USD           Sachs
                                             International                                   $      (89,843)
-----------------------------------------------------------------------------------------------------------
                             TOTAL CURRENCY PUT OPTION WRITTEN
                             (Premiums received $(206,240))                                  $      (89,843)
-----------------------------------------------------------------------------------------------------------
                             OTHER ASSETS AND LIABILITIES -- 1.3%                            $   76,575,603
-----------------------------------------------------------------------------------------------------------
                             NET ASSETS -- 100.0%                                            $5,836,347,018
===========================================================================================================

bps         Basis Points.

FREMF       Freddie Mac Multifamily Fixed-Rate Mortgage Loans.

LIBOR       London Interbank Offered Rate.

PRIME       U.S. Federal Funds Rate.

REIT        Real Estate Investment Trust.

REMICS      Real Estate Mortgage Investment Conduits.

ZERO        Zero Constant Index.

The accompanying notes are an integral part of these financial statements.

82 Pioneer Strategic Income Fund | Semiannual Report | 3/31/18

(144A) Security is exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be resold normally to qualified institutional buyers in a transaction exempt from registration. At March 31, 2018, the value of these securities amounted to $2,063,967,048, or 35.4% of net assets.

(Cat Bond)  Catastrophe or event-linked Bond. At March 31, 2018, the value of these securities amounted to $92,978,231, or 1.6% of net assets. See Notes to the Financial Statements -- Note 1I.

+           Amount rounds to less than 0.1%.

* Senior secured floating rate loan interests in which the Fund invests generally pay interest at rates that are periodically redetermined by reference to a base lending rate plus a premium. These base lending rates are generally (i) the lending rate offered by one or more major European banks, such as LIBOR, (ii) the prime rate offered by one or more major United States banks, (iii) the rate of a certificate of deposit or (iv) other base lending rates used by commercial lenders. The interest rate shown is the rate accruing at March 31, 2018.

+ Securities that used significant unobservable inputs to determine their value.

^ Security is valued using fair value methods (other than supplied by independent pricing services).

(a) Debt obligation initially issued at one coupon which converts to a higher coupon at a specific date. The rate shown is the rate at March 31, 2018.

(b) The interest rate is subject to change periodically. The interest rate, reference index and spread shown at March 31, 2018.

(c)         Security is perpetual in nature and has no stated maturity date.

(d)         Non-income producing security.

(e) Floating rate note. Coupon rate, reference index and spread shown at March 31, 2018.

(f)         Security is in default.

(g) Payment in Kind (PIK) security which may pay interest in the form of additional principal amount.

(h) Structured reinsurance investment. At March 31, 2018, the value of these securities amounted to $181,851,503, or 3.1% of net assets. See Notes to the Financial Statements -- Note 1I.

(i)         Rate to be determined.

(j)         Consists of Revenue Bonds unless otherwise indicated.

(k)         Represents a General Obligation Bond.

(l) This term loan will settle after March 31, 2018, at which time the interest rate will be determined.

(m) Option does not become effective until underlying company's outstanding common shares reach a market capitalization of MXN 12.5 billion.

(n) Option does not become effective until underlying company's outstanding common shares reach a market capitalization of MXN 15.5 billion.

(o)         Strike price is 1 Mexican Peso (MXN).

The accompanying notes are an integral part of these financial statements.

                  Pioneer Strategic Income Fund | Semiannual Report | 3/31/18 83

FORWARD FOREIGN CURRENCY CONTRACTS

-------------------------------------------------------------------------------------------------------
                                                                                         Net
                                                                                         Unrealized
Currency    In                Currency                                      Settlement   Appreciation/
Purchased   Exchange for      Sold       Deliver           Counterparty     Date         (Depreciation)
-------------------------------------------------------------------------------------------------------
NZD             137,682,100   USD            (99,215,098)  Bank of New      4/03/18      $    308,399
                                                           York, NY
USD              99,193,207   NZD           (137,682,100)  Bank of New      5/31/18          (308,497)
                                                           York, NY
SEK             237,537,112   EUR            (23,605,558)  Brown Brothers   6/19/18          (600,287)
                                                           Harriman & Co.
EUR              48,207,000   USD            (59,375,598)  Goldman Sachs    4/30/18            52,276
                                                           International
USD              15,715,496   MXN           (298,311,538)  Goldman Sachs    5/16/18          (574,579)
                                                           International
JPY           3,383,455,001   USD            (31,809,048)  JPMorgan Chase   5/31/18            75,662
                                                           Bank, N.A.
SEK             620,100,221   EUR            (61,810,405)  JPMorgan Chase   5/02/18        (1,794,299)
                                                           Bank, N.A.
SEK             119,429,939   USD            (14,714,959)  JPMorgan Chase   6/19/18          (328,958)
                                                           Bank, N.A.
USD              38,952,945   EUR            (31,453,130)  JPMorgan Chase   4/30/18           178,646
                                                           Bank, N.A.
BRL              48,612,000   USD            (15,265,191)  State Street     4/30/18          (542,584)
                                                           Bank & Trust
EUR               4,800,000   USD             (5,870,904)  State Street     4/30/18            46,366
                                                           Bank & Trust
IDR         115,596,481,478   USD             (8,612,463)  State Street     4/30/18          (232,184)
                                                           Bank & Trust
NOK             376,208,451   USD            (48,189,607)  State Street     4/30/18          (148,380)
                                                           Bank & Trust
SEK             482,960,000   USD            (59,502,747)  State Street     4/30/18        (1,554,123)
                                                           Bank & Trust
USD              10,884,799   EUR             (8,860,861)  State Street     4/30/18           (38,555)
                                                           Bank & Trust
USD              33,733,789   INR         (2,169,082,634)  State Street     4/27/18           518,090
                                                           Bank & Trust
USD              30,022,865   KRW        (32,025,390,000)  State Street     4/23/18          (148,557)
                                                           Bank & Trust
USD             100,225,685   NZD           (137,682,100)  State Street     4/03/18           702,187
                                                           Bank & Trust
-------------------------------------------------------------------------------------------------------
TOTAL FORWARD FOREIGN CURRENCY CONTRACTS                                                 $ (4,389,377)
=======================================================================================================

The accompanying notes are an integral part of these financial statements.

84 Pioneer Strategic Income Fund | Semiannual Report | 3/31/18

FUTURES CONTRACTS
FIXED INCOME INDEX FUTURES CONTRACTS

---------------------------------------------------------------------------------------------
Number of
Contracts                  Expiration   Notional           Market             Unrealized
Long        Description    Date         Amount             Value              Appreciation
---------------------------------------------------------------------------------------------
  2,762     U.S. 2 Year    6/29/18      $   587,009,454    $   587,227,097    $      217,643
            Note (CBT)
     41     U.S. Long      6/20/18            5,870,948          6,011,625           140,677
            Bond (CBT)
---------------------------------------------------------------------------------------------
                                        $   592,880,402    $   593,238,722    $      358,320
=============================================================================================

---------------------------------------------------------------------------------------------
Number of
Contracts                  Expiration   Notional           Market             Unrealized
Short       Description    Date         Amount             Value              (Depreciation)
---------------------------------------------------------------------------------------------
  5,031     Euro-Bobl      6/7/18       $   807,318,367    $   812,456,185    $   (5,137,818)
    338     Euro-Bund      6/7/18            65,288,248         66,302,983        (1,014,735)
  4,897     U.S. 10 Year   6/20/18          589,921,835        593,225,641        (3,303,806)
            Note (CBT)
  1,959     U.S. 10-Year   6/20/18          251,088,750        254,394,516        (3,305,766)
            Ultra Bond
    220     U.S. Ultra     6/20/18           35,291,395         35,303,125           (11,730)
            Bond (CBT)
---------------------------------------------------------------------------------------------
                                        $ 1,748,908,596    $ 1,761,682,450    $  (12,773,854)
=============================================================================================
TOTAL FUTURES CONTRACTS                 $(1,156,028,193)   $(1,168,443,728)   $  (12,415,535)
=============================================================================================

SWAP CONTRACTS
CENTRALLY CLEARED CREDIT DEFAULT SWAP CONTRACTS -- BUY PROTECTION

-------------------------------------------------------------------------------------------------------------------------------
                                                                                                Net
                                                          Annual                                Unrealized
Notional                                     Pay/         Fixed    Expiration   Premiums        Appreciation      Market
Amount ($)(1)  Obligation Reference/Index    Receive(2)   Rate     Date         (Received)      (Depreciation)    Value
-------------------------------------------------------------------------------------------------------------------------------
106,986,600    Markit CDX North America      Pay          5.00%    12/20/21     $ (7,555,475)   $(102,869)        $ (7,658,344)
               High Yield Index Series 27
 56,469,600    Markit CDX North America      Pay          5.00%    6/20/22        (4,160,040)      17,021           (4,143,019)
               High Yield Index Series 28
-------------------------------------------------------------------------------------------------------------------------------
TOTAL CENTRALLY CLEARED CREDIT DEFAULT SWAP
CONTRACTS -- BUY PROTECTION                                                     $(11,715,515)   $ (85,848)        $(11,801,363)
===============================================================================================================================

The accompanying notes are an integral part of these financial statements.

                  Pioneer Strategic Income Fund | Semiannual Report | 3/31/18 85

OVER THE COUNTER (OTC) CREDIT DEFAULT SWAP CONTRACTS -- SELL PROTECTION

--------------------------------------------------------------------------------------------------------------------------------
                                  Obligation                   Annual
Notional                          Reference/       Pay/        Fixed    Expiration  Premiums        Unrealized     Market
Amount ($)(1)  Counterparty       Index            Receive(3)  Rate     Date        (Received)      Appreciation   Value
--------------------------------------------------------------------------------------------------------------------------------
  2,795,000    Morgan Stanley     Diamond          Receive     1.00%    12/20/19    $    (104,710)  $ 127,818      $     23,108
               Capital            Offshore
               Services LLC       Drilling, Inc.
 10,480,000    Morgan Stanley     Diamond          Receive     1.00%    12/20/19         (382,004)    468,649            86,645
               Capital            Offshore
               Services LLC       Drilling, Inc.
  3,768,000    JPMorgan Chase     Simon            Receive     1.00%    6/20/22           (10,668)     83,478            72,810
               Bank N.A.          Property
                                  Group LP
  5,257,000    JPMorgan Chase     Simon            Receive     1.00%    6/20/22           (17,357)    118,940           101,583
               Bank N.A.          Property
                                  Group LP
--------------------------------------------------------------------------------------------------------------------------------
TOTAL OVER THE COUNTER (OTC) CREDIT DEFAULT
SWAP CONTRACTS -- SELL PROTECTION                                                   $    (514,739)  $ 798,885      $    284,146
================================================================================================================================
TOTAL SWAP CONTRACTS                                                                $ (12,230,254)  $ 713,037      $(11,517,217)
================================================================================================================================

(1) The notional amount is the maximum amount that a seller of credit protection would be obligated to pay upon occurrence of a credit event.

(2)  Pays Quarterly.

(3)  Receives Quarterly.

Principal amounts are denominated in U.S. dollars unless otherwise noted.

ARS       Argentine Peso
BRL       Brazilian Real
EUR       Euro
IDR       Indonesian Rupiah
INR       Indian Rupee
JPY       Japanese Yen
KRW       South Korean Won
MXN       Mexican Peso
NOK       Norwegian Krone
NZD       New Zealand Dollar
RUB       Russian Ruble
SEK       Swedish Krone
UYU       Uruguayan Peso

The accompanying notes are an integral part of these financial statements.

86 Pioneer Strategic Income Fund | Semiannual Report | 3/31/18

Purchases and sales of securities (excluding temporary cash investments) for the year ended March 31, 2018 were as follows:

--------------------------------------------------------------------------------
                                                   Purchases        Sales
--------------------------------------------------------------------------------
Long-Term U.S. Government                          $ 290,357,136    $442,422,254
Other Long-Term Securities                         $1,215,224,502   $920,544,544

The Fund is permitted to engage in purchase and sale transactions ("cross trades") with certain funds and accounts for which Amundi Pioneer Asset Management, Inc., formerly Pioneer Investment Management, Inc. (the "Adviser"), serves as the investment adviser, as set forth in Rule 17a-7 under the Investment Company Act of 1940, pursuant to procedures adopted by the Board of Trustees. Under these procedures, cross trades are effected at current market prices. During the year ended March 31, 2018, the Trust engaged in purchases and sales pursuant to these procedures amounting to $6,399,199 and none, respectively, resulting in a gain of none.

At March 31, 2018, the net unrealized depreciation on investments based on cost for federal tax purposes of $5,761,335,566 was as follows:

     Aggregate gross unrealized appreciation for all investments in which there
        is an excess of value over tax cost                                      $ 120,556,329

     Aggregate gross unrealized depreciation for all investments in which there
        is an excess of tax cost over value                                       (150,442,608)
                                                                                 -------------
     Net unrealized depreciation                                                 $ (29,886,279)
                                                                                 =============

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in the three broad levels below.

     Level 1 - quoted prices in active markets for identical securities.

     Level 2 - other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.). See Notes to the Financial Statements -- Note 1A.

     Level 3 - significant unobservable inputs (including the Fund's own assumptions in determining fair value of investments). See Notes to the Financial Statements -- Note 1A.

The accompanying notes are an integral part of these financial statements.

                  Pioneer Strategic Income Fund | Semiannual Report | 3/31/18 87

The following is a summary of the inputs used as of March 31, 2018, in valuing the Fund's investments.

--------------------------------------------------------------------------------------------
                                 Level 1      Level 2          Level 3        Total
--------------------------------------------------------------------------------------------
Convertible Corporate Bonds      $        --  $   17,632,176   $         --   $   17,632,176
Preferred Stocks
   Diversified Financials
     Preferred Stocks              3,293,952              --             --        3,293,952
   Real Estate
     Industrial Machinery                 --       3,835,000             --        3,835,000
Convertible Preferred Stocks      71,309,806              --             --       71,309,806
Common Stocks
   Capital Goods
     Industrial Machinery                 --              --          1,858            1,858
   Energy
     Oil & Gas Exploration &
        Production                     8,759         549,388      2,056,578        2,614,725
     Coal & Consumable Fuels           1,139          26,855             --           27,994
   Materials
     Forest Products                      --           8,955             --            8,955
   Retailing
     Computer & Electronics
        Retail                            --              --        219,750          219,750
   All Other Common Stocks            27,338              --             --           27,338
Asset Backed Securities                   --     184,878,741             --      184,878,741
Collateralized Mortgage
   Obligations
   Banks
     Thrifts & Mortgage Finance           --   1,001,926,565      1,797,750    1,003,724,315
   All Other Collateralized
     Mortgage Obligations                 --      35,267,916             --       35,267,916
Corporate Bonds
   Diversified Financials
     Other Diversified
        Financial Services                --      24,958,161     14,445,010       39,403,171
   Insurance
     Reinsurance                          --     139,805,468    135,024,266      274,829,734
   All Other Corporate Bonds              --   2,156,113,439             --    2,156,113,439
U.S. Government and
   Agency Obligations                     --   1,311,118,993             --    1,311,118,993
Foreign Government Bonds                  --     166,757,445             --      166,757,445
Municipal Bonds                           --     116,863,344             --      116,863,344
Senior Secured Floating
   Rate Loan Interests                    --     371,683,648             --      371,683,648
Right/Warrant
   Energy
     Coal & Consumable Fuels              --           9,307             --            9,307
Currency put option purchased             --         239,651             --          239,651
--------------------------------------------------------------------------------------------
Total Investments
   in Securities                 $74,640,994  $5,531,675,052   $153,545,212   $5,759,861,258
============================================================================================

The accompanying notes are an integral part of these financial statements.

88 Pioneer Strategic Income Fund | Semiannual Report | 3/31/18

--------------------------------------------------------------------------------------------
                                 Level 1        Level 2          Level 3     Total
--------------------------------------------------------------------------------------------
Other Financial Instruments
Net unrealized depreciation
  on futures contracts           $(12,415,535)  $          --    $       --  $  (12,415,535)
Net unrealized depreciation
  on forward foreign
  currency contracts                       --      (4,389,377)           --      (4,389,377)
Swap contracts, at value                   --     (11,517,217)           --     (11,517,217)
Currency put option written                --         (89,843)           --         (89,843)
--------------------------------------------------------------------------------------------
Total Other
   Financial Instruments         $(12,415,535)  $ (15,996,437)   $       --  $  (28,411,972)
============================================================================================

The following is a reconciliation of assets valued using significant unobservable inputs (Level 3):

--------------------------------------------------------------------------------------------
                                  Collateralized
                                  Mortgage        Common       Corporate
                                  Obligations     Stocks       Bonds          Total
--------------------------------------------------------------------------------------------
Balance as of 9/30/17             $        --     $ 2,278,188  $116,420,298   $ 118,698,486
Realized gain (loss)(1)                    --              --       285,898         285,898
Change in unrealized
   appreciation (depreciation)(2)          --          25,002      (756,102)       (731,100)
Accrued discounts/premiums                 --              --      (321,101)       (321,101)
Purchases                                  --              --    81,802,204      81,802,204
Sales                                      --              --   (49,813,981)    (49,813,981)
Transfers in to Level 3*            1,797,750              --     1,852,060       3,649,810
Transfers out of Level 3*                  --         (25,004)           --         (25,004)
--------------------------------------------------------------------------------------------
Balance as of 3/31/18             $ 1,797,750     $ 2,278,186  $149,469,276   $ 153,545,212
============================================================================================

(1)  Realized gain (loss) on these securities is included in the realized gain
     (loss) from investments in the Statement of Operations.

(2) Unrealized appreciation (depreciation) on these securities is included in the change in unrealized appreciation (depreciation) from investments in the Statement of Operations.

* Transfers are calculated on the beginning of period values. During the six months ended March 31, 2018, investments having a value of $3,649,810 were transferred from Level 2 to Level 3. The change in the level designation within the fair value hierarchy was due to valuing the securities using unobservable inputs. An investment having a value of $25,004 was transferred out of Level 3 to Level 2, as there were observable inputs available to determine its value. There were no other transfers between Levels 1, 2 and 3.

     Net change in unrealized depreciation of Level 3 investments still held and
     considered Level 3 at March 31, 2018:                                        $1,854,407
                                                                                  ----------

The accompanying notes are an integral part of these financial statements.

                  Pioneer Strategic Income Fund | Semiannual Report | 3/31/18 89

Statement of Assets and Liabilities | 3/31/18 (unaudited)

ASSETS:
  Investments in unaffiliated issuers, at value (cost $5,763,961,650)       $5,759,861,258
  Cash                                                                           2,151,621
  Foreign currencies, at value (cost $17,727,047)                               17,672,547
  Forwards collateral                                                            2,490,000
  Futures collateral                                                            14,093,175
  Swaps collateral                                                               4,216,061
  Due from broker for futures                                                   12,828,302
  Due from broker for swaps                                                     11,825,463
  Receivables --
     Investment securities sold                                                  8,431,347
     Fund shares sold                                                            9,684,972
     Dividends                                                                     428,548
     Interest                                                                   42,722,213
  Other assets                                                                     164,352
-------------------------------------------------------------------------------------------
         Total assets                                                       $5,886,569,859
===========================================================================================
LIABILITIES:
   Payables --
      Investment securities purchased                                       $    2,674,538
      Fund shares repurchased                                                    9,850,492
      Distributions                                                              3,678,754
      Trustees' fees                                                                   765
   Variation margin for futures contracts                                        2,471,595
   Variation margin for swap contracts                                             586,158
   Net unrealized depreciation on forward foreign currency contracts             4,389,377
   Net unrealized depreciation on futures contracts                             12,415,535
   Swap contracts, at value (net premiums received $(12,230,254))               11,517,217
   Written options outstanding (net premiums received $(206,240))                   89,843
   Reserve for repatriation taxes                                                   49,306
   Due to affiliates                                                               599,658
   Accrued expenses                                                              1,899,603
-------------------------------------------------------------------------------------------
           Total liabilities                                                $   50,222,841
===========================================================================================
NET ASSETS:
  Paid-in capital                                                           $5,908,566,041
  Distributions in excess of net investment income                             (42,775,547)
  Accumulated net realized loss on investments                                  (9,267,093)
  Net unrealized depreciation on investments (net of foreign capital gains
     tax for $49,306)                                                          (20,176,383)
-------------------------------------------------------------------------------------------
          Net assets                                                        $5,836,347,018
===========================================================================================
NET ASSET VALUE PER SHARE:
  No par value (unlimited number of shares authorized)
  Class A (based on $966,181,960/90,991,098 shares)                         $        10.62
  Class C (based on $620,533,911/59,729,072 share)                          $        10.39
  Class K (based on $425,279,283/39,979,261 shares)                         $        10.64
  Class R (based on $188,471,688/17,468,140 shares)                         $        10.79
  Class Y (based on $3,635,880,176/342,500,866 shares)                      $        10.62
MAXIMUM OFFERING PRICE:
  Class A ($10.62 (divided by) 95.5%)                                       $        11.12
===========================================================================================

The accompanying notes are an integral part of these financial statements.

90 Pioneer Strategic Income Fund | Semiannual Report | 3/31/18

Statement of Operations (unaudited)

For the Six Months Ended 3/31/18

INVESTMENT INCOME:
   Interest from unaffiliated issuers (net of foreign taxes
      withheld $530,896)                                     $  124,700,173
   Dividends from unaffiliated issuers                            2,303,843
---------------------------------------------------------------------------------------------
         Total investment income                                              $  127,004,016
---------------------------------------------------------------------------------------------
EXPENSES:
  Management fees                                            $   16,502,844
  Administrative expense                                            759,609
  Transfer agent fees
     Class A                                                        889,562
     Class C                                                        250,291
     Class K                                                          2,728
     Class R                                                        313,058
     Class Y                                                      1,877,350
  Distribution fees
     Class A                                                      1,249,691
     Class C                                                      3,300,203
     Class R                                                        512,474
  Shareowner communications expense                                 189,120
  Custodian fees                                                    167,216
  Registration fees                                                  85,036
  Professional fees                                                 109,517
  Printing expense                                                   49,880
  Trustees' fees                                                    125,668
  Miscellaneous                                                     300,771
---------------------------------------------------------------------------------------------
     Total expenses                                                           $   26,685,018
---------------------------------------------------------------------------------------------
         Net investment income                                                $  100,318,998
---------------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
  Net realized gain (loss) on:
     Investments in unaffiliated issuers                     $   (9,059,612)
     Forward foreign currency contracts                          (5,436,537)
     Futures contracts                                           40,791,214
     Swap contracts                                              (1,772,257)
     Other assets and liabilities denominated in
        foreign currencies                                        4,072,477   $   28,595,285
---------------------------------------------------------------------------------------------
  Change in net unrealized appreciation (depreciation) on:
     Investments in unaffiliated issuers (net of
        foreign capital gains tax of $(49,306))              $ (114,397,187)
     Written options                                                116,397
     Forward foreign currency contracts                          (4,141,532)
     Futures contracts                                          (22,224,248)
     Swap contracts                                               1,092,157
     Other assets and liabilities denominated in
        foreign currencies                                       (4,534,811)  $ (144,089,224)
---------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on investments                      $ (115,493,939)
---------------------------------------------------------------------------------------------
  Net decrease in net assets resulting from operations                        $  (15,174,941)
=============================================================================================

The accompanying notes are an integral part of these financial statements.

                  Pioneer Strategic Income Fund | Semiannual Report | 3/31/18 91

Statements of Changes in Net Assets

-------------------------------------------------------------------------------------------
                                                          Six Months
                                                          Ended            Year
                                                          3/31/18          Ended
                                                          (unaudited)      9/30/17
-------------------------------------------------------------------------------------------
FROM OPERATIONS:
Net investment income (loss)                              $  100,318,998   $   212,689,386
Net realized gain (loss) on investments                       28,595,285        30,011,654
Change in net appreciation (depreciation) on investments    (144,089,224)       (6,444,392)
-------------------------------------------------------------------------------------------
      Net increase (decrease) in net assets resulting
          from operations                                 $  (15,174,941)  $   236,256,648
-------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREOWNERS:
Net investment income:
       Class A ($0.17 and $0.33 per share, respectively)  $  (15,622,793)  $   (36,689,750)
       Class C ($0.13 and $0.25 per share, respectively)      (8,149,823)      (19,787,005)
       Class K ($0.19 and $0.38 per share, respectively)      (7,499,858)      (11,840,811)
       Class R ($0.15 and $0.29 per share, respectively)      (2,879,558)       (6,261,212)
       Class Y ($0.19 and $0.37 per share, respectively)     (62,829,131)     (122,047,426)
Tax return of capital:
       Class A ($0.00 and $0.02 per share, respectively)               -        (1,610,187)
       Class C ($0.00 and $0.02 per share, respectively)               -        (1,118,853)
       Class K ($0.00 and $0.02 per share, respectively)               -          (497,982)
       Class R ($0.00 and $0.02 per share, respectively)               -          (319,107)
       Class Y ($0.00 and $0.02 per share, respectively)               -        (5,028,572)
-------------------------------------------------------------------------------------------
          Total distributions to shareowners              $  (96,981,163)  $  (205,200,905)
-------------------------------------------------------------------------------------------
FROM FUND SHARE TRANSACTIONS:
Net proceeds from sales of shares                         $  780,417,155   $ 1,971,982,428
Reinvestment of distributions                                 77,137,277       173,607,355
Cost of shares repurchased                                  (829,292,757)   (2,472,077,788)
-------------------------------------------------------------------------------------------
      Net increase (decrease) in net assets resulting
         from Fund share transactions                     $   28,261,675   $  (326,488,005)
-------------------------------------------------------------------------------------------
      Net decrease in net assets                          $  (83,894,429)  $  (295,432,262)
NET ASSETS:
Beginning of period                                       $5,920,241,447   $ 6,215,673,709
-------------------------------------------------------------------------------------------
End of period                                             $5,836,347,018   $ 5,920,241,447
-------------------------------------------------------------------------------------------
Distributions in excess of net investment income          $  (42,775,547)  $   (46,113,382)
===========================================================================================

The accompanying notes are an integral part of these financial statements.

92 Pioneer Strategic Income Fund | Semiannual Report | 3/31/18

---------------------------------------------------------------------------------------------
                                Six Months    Six Months
                                Ended         Ended
                                3/31/18       3/31/18         Year Ended     Year Ended
                                Shares        Amount          9/30/17        9/30/17
                                (unaudited)   (unaudited)     Shares         Amount
---------------------------------------------------------------------------------------------
Class A
Shares sold                       8,900,936   $  95,763,708     25,088,783   $   269,095,633
Reinvestment of distributions     1,247,769      13,408,605      3,422,564        36,750,864
Less shares repurchased         (15,094,136)   (162,424,656)   (52,445,430)     (562,521,459)
---------------------------------------------------------------------------------------------
      Net decrease               (4,945,431)  $ (53,252,343)   (23,934,083)  $  (256,674,962)
=============================================================================================
Class C
Shares sold                       2,339,104   $  24,628,161      6,207,872   $    65,137,949
Reinvestment of distributions       624,628       6,565,810      1,612,856        16,948,778
Less shares repurchased          (9,151,144)    (96,275,783)   (28,642,868)     (300,524,284)
---------------------------------------------------------------------------------------------
      Net decrease               (6,187,412)  $ (65,081,812)   (20,822,140)  $  (218,437,557)
=============================================================================================
Class K
Shares sold                       6,780,075   $  73,144,962     16,580,160   $   178,167,769
Reinvestment of distributions       442,842       4,766,342        739,931         7,971,557
Less shares repurchased          (4,225,982)    (45,393,559)    (5,149,701)      (55,287,827)
---------------------------------------------------------------------------------------------
      Net increase (decrease)     2,996,935   $  32,517,745    (12,170,390)  $   130,851,499
=============================================================================================
Class R
Shares sold                       2,100,882   $  22,997,205      4,960,910   $    54,075,112
Reinvestment of distributions       214,451       2,342,379        498,976         5,446,904
Less shares repurchased          (5,156,212)    (56,479,045)    (6,423,181)      (70,091,376)
---------------------------------------------------------------------------------------------
      Net decrease               (2,840,879)  $ (31,139,461)      (963,295)  $   (10,569,360)
=============================================================================================
Class Y
Shares sold                      52,411,430   $ 563,883,119    131,079,677   $ 1,405,505,965
Reinvestment of distributions     4,659,376      50,054,141      9,909,431       106,489,252
Less shares repurchased         (43,659,443)   (468,719,714)  (138,466,986)   (1,483,652,842)
---------------------------------------------------------------------------------------------
      Net increase               13,411,363   $ 145,217,546      2,552,122   $    28,342,375
=============================================================================================

The accompanying notes are an integral part of these financial statements.

                  Pioneer Strategic Income Fund | Semiannual Report | 3/31/18 93

Financial Highlights

------------------------------------------------------------------------------------------------------------------------------------
                                                Six Months
                                                Ended          Year           Year           Year           Year         Year
                                                3/31/18        Ended          Ended          Ended          Ended        Ended
                                                (unaudited)    9/30/17        9/30/16*       9/30/15*       9/30/14*     9/30/13
------------------------------------------------------------------------------------------------------------------------------------
Class A
Net asset value, beginning of period            $  10.82       $    10.76     $    10.36     $    11.02     $    10.92   $    11.21
------------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
   Net investment income (loss)                 $   0.17(a)    $     0.37(a)  $     0.40(a)  $     0.35(a)  $     0.44   $     0.49
   Net realized and unrealized gain (loss)
      on investments                               (0.20)            0.04           0.36          (0.47)          0.26        (0.28)
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) from investment
   operations                                   $   0.03       $     0.41     $     0.76     $    (0.12)    $     0.70   $     0.21
------------------------------------------------------------------------------------------------------------------------------------
Distributions to shareowners:
   Net investment income                        $  (0.17)      $    (0.33)    $    (0.36)    $    (0.39)    $    (0.44)  $    (0.50)
   Net realized gain                                  --               --             --          (0.15)         (0.16)          --
   Tax return of capital                              --            (0.02)            --             --             --           --
------------------------------------------------------------------------------------------------------------------------------------
Total distributions                             $  (0.17)      $    (0.35)    $    (0.36)    $    (0.54)    $    (0.60)  $    (0.50)
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value      $  (0.20)      $     0.06     $     0.40     $    (0.66)    $     0.10   $    (0.29)
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                  $  10.62       $    10.82     $    10.76     $    10.36     $    11.02   $    10.92
====================================================================================================================================
Total return (b)                                   (0.31)%(c)        3.90%          7.50%         (1.20)%         6.54%        1.88%
Ratio of net expenses to average net assets         1.05%(d)         1.06%          1.04%          1.05%          1.03%        1.02%
Ratio of net investment income (loss) to
   average net assets                               3.24%(d)         3.41%          3.80%          3.31%          3.99%        4.32%
Portfolio turnover rate                               24%(c)           52%            43%            62%            70%          34%
Net assets, end of period (in thousands)        $966,180       $1,038,090     $1,289,783     $1,382,327     $1,521,651   $2,068,276
====================================================================================================================================

* The Fund was audited by an independent registered public accounting firm other than Ernst & Young LLP.

(a) The per-share data presented above is based on the average shares outstanding for the period presented.

(b) Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charges. Total return would be reduced if sales charges were taken into account.

(c)  Not annualized.

(d)  Annualized.

The accompanying notes are an integral part of these financial statements.

94 Pioneer Strategic Income Fund | Semiannual Report | 3/31/18

---------------------------------------------------------------------------------------------------------------------------------
                                                 Six Months
                                                 Ended          Year         Year         Year           Year         Year
                                                 3/31/18        Ended        Ended        Ended          Ended        Ended
                                                 (unaudited)    9/30/17      9/30/16*     9/30/15*       9/30/14*     9/30/13
---------------------------------------------------------------------------------------------------------------------------------
Class C
Net asset value, beginning of period             $  10.59       $  10.53     $  10.13     $    10.78     $    10.69   $    10.98
---------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
   Net investment income (loss)                  $   0.14(a)    $   0.29(a)  $   0.32(a)  $     0.28(a)  $     0.35   $     0.40
   Net realized and unrealized gain (loss) on
      investments                                   (0.21)          0.04         0.36          (0.47)          0.25        (0.27)
---------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) from investment
   operations                                    $  (0.07)      $   0.33     $   0.68     $    (0.19)    $     0.60   $     0.13
---------------------------------------------------------------------------------------------------------------------------------
Distributions to shareowners:
   Net investment income                         $  (0.13)      $  (0.25)    $  (0.28)    $    (0.31)    $    (0.35)  $    (0.42)
   Net realized gain                                   --             --           --          (0.15)         (0.16)          --
   Tax return of capital                               --          (0.02)          --             --             --           --
---------------------------------------------------------------------------------------------------------------------------------
Total distributions                              $  (0.13)      $  (0.27)    $  (0.28)    $    (0.46)    $    (0.51)  $    (0.42)
---------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value       $  (0.20)      $   0.06     $   0.40     $    (0.65)    $     0.09   $    (0.29)
---------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                   $  10.39       $  10.59     $  10.53     $    10.13     $    10.78   $    10.69
=================================================================================================================================
Total return (b)                                    (0.68)%(c)      3.23%        6.88%         (1.90)%         5.76%        1.11%
Ratio of net expenses to average net assets          1.70%(d)       1.72%        1.72%          1.72%          1.73%        1.72%
Ratio of net investment income (loss) to
   average net assets                                2.60%(d)       2.75%        3.12%          2.63%          3.30%        3.62%
Portfolio turnover rate                                24%(c)         52%          43%            62%            70%          34%
Net assets, end of period (in thousands)         $620,533       $697,820     $913,048     $1,026,245     $1,165,468   $1,266,995
=================================================================================================================================

* The Fund was audited by an independent registered public accounting firm other than Ernst & Young LLP.

(a) The per-share data presented above is based on the average shares outstanding for the period presented.

(b) Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charges. Total return would be reduced if sales charges were taken into account.

(c)  Not annualized.

(d)  Annualized.

The accompanying notes are an integral part of these financial statements.

                  Pioneer Strategic Income Fund | Semiannual Report | 3/31/18 95

--------------------------------------------------------------------------------------------------------------------------------
                                                    Six Months
                                                    Ended          Year         Year         Year         Year
                                                    3/31/18        Ended        Ended        Ended        Ended      12/20/12 to
                                                    (unaudited)    9/30/17      9/30/16*     9/30/15*     9/30/14*   9/30/13
--------------------------------------------------------------------------------------------------------------------------------
Class K
Net asset value, beginning of period                $  10.84       $  10.78     $  10.38     $  11.03     $  10.94   $ 11.31
--------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
   Net investment income (loss)                     $   0.20(a)    $   0.41(a)  $   0.44(a)  $   0.40(a)  $   0.48   $  0.43
   Net realized and unrealized gain (loss) on
      investments                                      (0.21)          0.05         0.37        (0.47)        0.25     (0.37)
--------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) from investment operations  $  (0.01)      $   0.46     $   0.81     $  (0.07)    $   0.73   $  0.06
--------------------------------------------------------------------------------------------------------------------------------
Distributions to shareowners:
   Net investment income                            $  (0.19)      $  (0.38)    $  (0.41)    $  (0.43)    $  (0.48)  $ (0.43)
   Net realized gain                                      --             --           --        (0.15)       (0.16)       --
   Tax return of capital                                  --          (0.02)          --           --           --        --
--------------------------------------------------------------------------------------------------------------------------------
Total distributions                                 $  (0.19)      $  (0.40)    $  (0.41)    $  (0.58)    $  (0.64)  $ (0.43)
--------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value          $  (0.20)      $   0.06     $   0.40     $  (0.65)    $   0.09   $ (0.37)
--------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                      $  10.64       $  10.84     $  10.78     $  10.38     $  11.03   $ 10.94
================================================================================================================================
Total return (b)                                       (0.09)%(c)      4.36%        7.96%       (0.69)%       6.87%     0.69%(c)
Ratio of net expenses to average net assets             0.62%(d)       0.62%        0.62%        0.61%        0.62%     0.63%(d)
Ratio of net investment income (loss) to average
   net assets                                           3.69%(d)       3.83%        4.20%        3.75%        4.37%     4.79%(d)
Portfolio turnover rate                                   24%(c)         52%          43%          62%          70%       34%
Net assets, end of period (in thousands)            $425,278       $400,888     $267,495     $200,927     $129,110   $93,041
================================================================================================================================

* The Fund was audited by an independent registered public accounting firm other than Ernst & Young LLP.

(a) The per-share data presented above is based on the average shares outstanding for the period presented.

(b) Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.

(c)  Not annualized.

(d)  Annualized.

The accompanying notes are an integral part of these financial statements.

96 Pioneer Strategic Income Fund | Semiannual Report | 3/31/18

------------------------------------------------------------------------------------------------------------------------------
                                                    Six Months
                                                    Ended          Year         Year         Year         Year       Year
                                                    3/31/18        Ended        Ended        Ended        Ended      Ended
                                                    (unaudited)    9/30/17      9/30/16*     9/30/15*     9/30/14*   9/30/13
------------------------------------------------------------------------------------------------------------------------------
Class R
Net asset value, beginning of period                $  11.00       $  10.93     $  10.52     $  11.19     $  11.10   $  11.39
------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
   Net investment income (loss)                     $   0.16(a)    $   0.33(a)  $   0.37(a)  $   0.32(a)  $   0.40   $   0.46
   Net realized and unrealized gain (loss) on
      investments                                      (0.22)          0.05         0.37        (0.48)        0.26      (0.28)
------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) from investment operations  $  (0.06)      $   0.38     $   0.74     $  (0.16)    $   0.66   $   0.18
------------------------------------------------------------------------------------------------------------------------------
Distributions to shareowners:
   Net investment income                            $  (0.15)      $  (0.29)    $  (0.33)    $  (0.36)    $  (0.41)  $  (0.47)
   Net realized gain                                      --             --           --        (0.15)       (0.16)        --
   Tax return of capital                                  --          (0.02)          --           --           --         --
------------------------------------------------------------------------------------------------------------------------------
Total distributions                                 $  (0.15)      $  (0.31)    $  (0.33)    $  (0.51)    $  (0.57)  $  (0.47)
------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value          $  (0.21)      $   0.07     $   0.41     $  (0.67)    $   0.09   $  (0.29)
------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                      $  10.79       $  11.00     $  10.93     $  10.52     $  11.19   $  11.10
==============================================================================================================================
Total return (b)                                       (0.53)%(c)      3.57%        7.17%       (1.54)%       6.04%      1.58%
Ratio of net expenses to average net assets             1.42%(d)       1.41%        1.35%        1.38%        1.42%      1.34%
Ratio of net investment income (loss) to average
   net assets                                           2.86%(d)       3.05%        3.49%        2.98%        3.59%      4.00%
Portfolio turnover rate                                   24%(c)         52%          43%          62%          70%        34%
Net assets, end of period (in thousands)            $188,471       $223,372     $232,545     $220,653     $203,529   $201,797
==============================================================================================================================

* The Fund was audited by an independent registered public accounting firm other than Ernst & Young LLP.

(a) The per-share data presented above is based on the average shares outstanding for the period presented.

(b) Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.

(c)  Not annualized.

(d)  Annualized.

The accompanying notes are an integral part of these financial statements.

                  Pioneer Strategic Income Fund | Semiannual Report | 3/31/18 97

-----------------------------------------------------------------------------------------------------------------------------------
                                             Six Months
                                             Ended            Year           Year           Year           Year         Year
                                             3/31/18          Ended          Ended          Ended          Ended        Ended
                                             (unaudited)      9/30/17        9/30/16*       9/30/15*       9/30/14*     9/30/13
-----------------------------------------------------------------------------------------------------------------------------------
Class Y
Net asset value, beginning of period         $    10.82       $    10.76     $    10.36     $    11.01     $    10.92   $    11.22
-----------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) from investment
   operations:
   Net investment income (loss)              $     0.19(a)    $     0.40(a)  $     0.43(a)  $     0.39(a)  $     0.47   $     0.52
   Net realized and unrealized gain (loss)
      on investments                              (0.20)            0.05           0.36          (0.47)          0.25        (0.28)
-----------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) from investment
   operations                                $    (0.01)      $     0.45     $     0.79     $    (0.08)    $     0.72   $     0.24
-----------------------------------------------------------------------------------------------------------------------------------
Distributions to shareowners:
   Net investment income                     $    (0.19)      $    (0.37)    $    (0.39)    $    (0.42)    $    (0.47)  $    (0.54)
   Net realized gain                                 --               --             --          (0.15)         (0.16)          --
   Tax return of capital                             --            (0.02)            --             --             --           --
-----------------------------------------------------------------------------------------------------------------------------------
Total distributions                          $    (0.19)      $    (0.39)    $    (0.39)    $    (0.57)    $    (0.63)  $    (0.54)
-----------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value   $    (0.20)      $     0.06     $     0.40     $    (0.65)    $     0.09   $    (0.30)
-----------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period               $    10.62       $    10.82     $    10.76     $    10.36     $    11.01   $    10.92
===================================================================================================================================
Total return (b)                                  (0.15)%(c)        4.23%          7.84%         (0.81)%         6.78%        2.10%
Ratio of net expenses to average net assets        0.72%(d)         0.74%          0.73%          0.73%          0.73%        0.74%
Ratio of net investment income (loss) to
   average net assets                              3.58%(d)         3.72%          4.11%          3.62%          4.27%        4.61%
Portfolio turnover rate                              24%(c)           52%            43%            62%            70%          34%
Net assets, end of period (in thousands)     $3,635,873       $3,560,072     $3,512,802     $3,987,828     $4,105,600   $3,483,106
===================================================================================================================================

* The Fund was audited by an independent registered public accounting firm other than Ernst & Young LLP.

(a) The per-share data presented above is based on the average shares outstanding for the period presented.

(b) Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.

(c)  Not annualized.

(d)  Annualized.

The accompanying notes are an integral part of these financial statements.

98 Pioneer Strategic Income Fund | Semiannual Report | 3/31/18

Notes to Financial Statements | 3/31/18 (unaudited)

1. Organization and Significant Accounting Policies

Pioneer Strategic Income (the "Fund") is a Delaware statutory trust. The Fund is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The investment objective of the Fund is to produce a high level of current income.

The Fund offers five classes of shares designated as Class A, Class C, Class K, Class R and Class Y shares. Each class of shares represents an interest in the same portfolio of investments of the Fund and has identical rights (based on relative net asset values) to assets and liquidation proceeds. Share classes can bear different rates of class-specific fees and expenses, such as transfer agent and distribution fees. Differences in class-specific fees and expenses will result in differences in net investment income and, therefore, the payment of different dividends from net investment income earned by each class. The Amended and Restated Declaration of Trust of the Fund gives the Board of Trustees the flexibility to specify either per-share voting or dollar-weighted voting when submitting matters for shareowner approval. Under per-share voting, each share of a class of the Fund is entitled to one vote. Under dollar-weighted voting, a shareowner's voting power is determined not by the number of shares owned, but by the dollar value of the shares on the record date. Each share class has exclusive voting rights with respect to matters affecting only that class, including with respect to the distribution plan for that class. There is no distribution plan for Class K or Class Y shares.

On July 3, 2017, Amundi acquired Pioneer Investments, a group of asset management companies located throughout the world. Amundi, one of the world's largest asset managers, is headquartered in Paris, France. As a result of the transaction, Pioneer Investment Management, Inc., the Fund's investment adviser, became an indirect wholly owned subsidiary of Amundi and Amundi's wholly owned subsidiary, Amundi USA, Inc. Prior to July 3, 2017, Pioneer Investments was owned by Pioneer Global Asset Management S.p.A., a wholly owned subsidiary of UniCredit S.p.A.

In connection with the transaction, the names of the Fund's investment adviser and principal underwriter changed. Effective July 3, 2017, the name of Pioneer Investment Management, Inc. changed to Amundi Pioneer Asset Management, Inc. (the "Adviser") and the name of Pioneer Funds Distributor, Inc. changed to Amundi Pioneer Distributor, Inc. (the "Distributor").

                  Pioneer Strategic Income Fund | Semiannual Report | 3/31/18 99

In October 2016, the Securities and Exchange Commission ("SEC") released its Final Rule on Investment Company Reporting Modernization. In addition to introducing two new regulatory reporting forms (Form N-PORT and Form N-CEN), the Final Rule amends Regulation S-X, which impacts financial statement presentation, particularly related to the presentation of derivative investments. The Fund's financial statements were prepared in compliance with the amendments to Regulation S-X.

The Fund's financial statements have been prepared in conformity with U.S. generally accepted accounting principles ("U.S. GAAP") that require the management of the Fund to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income, expenses and gain or loss on investments during the reporting period. Actual results could differ from those estimates.

The Fund is an investment company and follows investment company accounting and reporting guidance under U.S. GAAP. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements:

A.   Security Valuation

     The net asset value of the Fund is computed once daily, on each day the New York Stock Exchange ("NYSE") is open, as of the close of regular trading on the NYSE.

     Equity securities that have traded on an exchange are valued by using the last sale price on the principal exchange where they are traded. Equity securities that have not traded on the date of valuation, or securities for which sale prices are not available, generally are valued using the mean between the last bid and asked prices or, if both last bid and asked prices are not available, at the last quoted bid price. Last sale and bid and asked prices are provided by independent third party pricing services. In the case of equity securities not traded on an exchange, prices are typically determined by independent third party pricing services using a variety of techniques and methods.

     The value of foreign securities is translated into U.S. dollars based on foreign currency exchange rate quotations supplied by a third party pricing source. Trading in non-U.S. equity securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Fund's shares are determined as of such times. The fund may use a fair value model developed by an independent pricing service to value non-U.S. equity securities.

100 Pioneer Strategic Income Fund | Semiannual Report | 3/31/18

     Forward foreign currency exchange contracts are valued daily using the foreign exchange rate or, for longer term forward contract positions, the spot currency rate and the forward points on a daily basis, in each case provided by a third party pricing service. Contracts whose forward settlement date falls between two quoted days are valued by interpolation.

     Fixed-income securities are valued by using prices supplied by independent pricing services, which consider such factors as market prices, market events, quotations from one or more brokers, Treasury spreads, yields, maturities and ratings, or may use a pricing matrix or other fair value methods or techniques to provide an estimated value of the security or instrument. A pricing matrix is a means of valuing a debt security on the basis of current market prices for other debt securities, historical trading patterns in the market for fixed-income securities and/or other factors. Non-U.S. debt securities that are listed on an exchange will be valued at the bid price obtained from an independent third party pricing service. When independent third party pricing services are unable to supply prices, or when prices or market quotations are considered to be unreliable, the value of that security may be determined using quotations from one or more broker-dealers.

     Loan interests are valued in accordance with guidelines established by the Board of Trustees at the mean between the last available bid and asked prices from one or more brokers or dealers as obtained from Loan Pricing Corporation, an independent third party pricing service. If price information is not available from Loan Pricing Corporation, or if the price information is deemed to be unreliable, price information will be obtained from an alternative loan interest pricing service. If no reliable price quotes are available from either the primary or alternative pricing service, broker quotes will be solicited.

     Event-linked bonds or catastrophe bonds are valued at the bid price obtained from an independent third party pricing service. Other insurance-linked securities (including sidecars, collateralized reinsurance and industry loss warranties) may be valued at the bid price obtained from an independent pricing service, or through a third party using a pricing matrix, insurance industry valuation models, or other fair value methods or techniques to provide an estimated value of the instrument.

     Swap contracts, including interest rate swaps, caps and floors (other than centrally cleared swap contracts) are valued at the dealer quotations obtained from reputable International Swap Dealers Association members. Centrally cleared swaps are valued at the daily settlement price provided by the central clearing counterparty.

                 Pioneer Strategic Income Fund | Semiannual Report | 3/31/18 101

     Options contracts are generally valued at the mean between the last bid and ask prices on the principal exchange where they are traded. Over-the-counter ("OTC") options and options on swaps ("swaptions") are valued using prices supplied by independent pricing services, which consider such factors as market prices, market events, quotations from one or more brokers, Treasury spreads, yields, maturities and ratings, or may use a pricing matrix or other fair value methods or techniques to provide an estimated value of the security or instrument.

     Futures contracts are generally valued at the closing settlement price established by the exchange on which they are traded.

     Shares of open-end registered investment companies (including money market mutual funds) are valued at such funds' net asset value. Repurchase agreements are valued at par. Cash may include overnight time deposits at approved financial institutions.

     Shares of exchange-listed closed-end funds are valued by using the last sale price on the principal exchange where they are traded.

     Securities or loan interests for which independent pricing services or broker dealers are unable to supply prices or for which market prices and/or quotations are not readily available or are considered to be unreliable are valued by a fair valuation team comprised of certain personnel of the Adviser pursuant to procedures adopted by the Fund's Board of Trustees. The Adviser's fair valuation team uses fair value methods approved by the Valuation Committee of the Board of Trustees. The Adviser's fair valuation team is responsible for monitoring developments that may impact fair valued securities and for discussing and assessing fair values on an ongoing basis, and at least quarterly, with the Valuation Committee of the Board of Trustees.

     Inputs used when applying fair value methods to value a security may include credit ratings, the financial condition of the company, current market conditions and comparable securities. The Fund may use fair value methods if it is determined that a significant event has occurred after the close of the exchange or market on which the security trades and prior to the determination of the Fund's net asset value. Examples of a significant event might include political or economic news, corporate restructurings, natural disasters, terrorist activity or trading halts. Thus, the valuation of the Fund's securities may differ significantly from exchange prices and such differences could be material.

     At March 31, 2018, there were eight securities that were valued using fair value methods (in addition to securities valued using prices supplied by independent pricing services, broker-dealers or using a third party insurance pricing model) representing 0.3% of net assets. The value of these fair valued securities is $17,815,804.

102 Pioneer Strategic Income Fund | Semiannual Report | 3/31/18

B.   Investment Income and Transactions

     Dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities where the ex-dividend date may have passed are recorded as soon as the Fund becomes aware of the ex-dividend data in the exercise of reasonable diligence.

     Interest income, including interest on income-bearing cash accounts, is recorded on the accrual basis. Dividend and interest income are reported net of unrecoverable foreign taxes withheld at the applicable country rates and net of income accrued on defaulted securities.

     Interest and dividend income payable by delivery of additional shares is reclassified as PIK (payment-in-kind) income upon receipt and is included in interest and dividend income, respectively.

     Principal amounts of mortgage-backed securities are adjusted for monthly paydowns. Premiums and discounts related to certain mortgage-backed securities are amortized or accreted in proportion to the monthly paydowns. All discounts/premiums on purchase prices of debt securities are accreted/amortized for financial reporting purposes over the life of the respective securities, and such accretion/amortization is included in interest income.

     Security transactions are recorded as of trade date. Gains and losses on sales of investments are calculated on the identified cost method for both financial reporting and federal income tax purposes.

C.   Foreign Currency Translation

     The books and records of the Fund are maintained in U.S. dollars. Amounts denominated in foreign currencies are translated into U.S. dollars using current exchange rates.

     Net realized gains and losses on foreign currency transactions, if any, represent, among other things, the net realized gains and losses on foreign currency contracts, disposition of foreign currencies and the difference between the amount of income accrued and the U.S. dollars actually received. Further, the effects of changes in foreign currency exchange rates on investments are not segregated on the Statement of Operations from the effects of changes in the market prices of those securities, but are included with the net realized and unrealized gain or loss on investments.

                 Pioneer Strategic Income Fund | Semiannual Report | 3/31/18 103

D.   Forward Foreign Currency Contracts

     The Fund may enter into forward foreign currency contracts ("contracts") for the purchase or sale of a specific foreign currency at a fixed price on a future date. All contracts are marked to market daily at the applicable exchange rates, and any resulting unrealized appreciation or depreciation is recorded in the Fund's financial statements. The Fund records realized gains and losses at the time a contract is offset by entry into a closing transaction or extinguished by delivery of the currency. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of the contract and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar (see Note 7).

     At March 31, 2018, the Fund had entered into various forward foreign currency contracts that obligate the Fund to deliver or take delivery of currencies at specified future maturity dates. Alternatively, prior to the settlement date of a forward foreign currency contract, the Fund may close out such contract by entering into an offsetting contract. The average notional value of forward foreign currency contracts open during the six months ended March 31, 2018, was $440,245,073.

     Forward foreign currency contracts outstanding at March 31, 2018, are listed in the Schedule of Investments.

E.   Federal Income Taxes

     It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its net taxable income and net realized capital gains, if any, to its shareowners. Therefore, no provision for federal income taxes is required. As of September 30, 2017, the Fund did not accrue any interest or penalties with respect to uncertain tax positions, which, if applicable, would be recorded as an income tax expense on the Statement of Operations. Tax returns filed within the prior three years remain subject to examination by federal and state tax authorities.

     In determining the daily net asset value, the Fund estimates the reserve for the repatriation of taxes, if any, associated with its investments in certain countries. The estimated reserve for capital gains is based on the net unrealized appreciation on certain portfolio securities, the holding period of such securities and the related tax rates, tax loss carryforwards (if applicable) and other such factors. As of March 31, 2018, the Fund had accrued $49,306 in reserve for repatriation taxes related to capital gains.

104 Pioneer Strategic Income Fund | Semiannual Report | 3/31/18

     The amount and character of income and capital gain distributions to shareowners are determined in accordance with federal income tax rules, which may differ from U.S. GAAP. Distributions in excess of net investment income or net realized gains are temporary over distributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes. Capital accounts within the financial statements are adjusted for permanent book/tax differences to reflect tax character, but are not adjusted for temporary differences.

     The tax character of current year distributions payable will be determined at the end of the current taxable year. The tax character of distributions paid during the year ended September 30, 2017 was as follows:

--------------------------------------------------------------------------------
                                                                            2017
--------------------------------------------------------------------------------
     Distributions paid from:
     Ordinary income                                                $196,626,204
     Tax return of capital                                             8,574,701
--------------------------------------------------------------------------------
         Total                                                      $205,200,905
================================================================================

    The following shows the components of distributable earnings on a federal income tax basis at September 30, 2017:

--------------------------------------------------------------------------------
                                                                           2017
--------------------------------------------------------------------------------
     Distributable earnings:
     Current year dividend payable                                 $ (3,329,848)
     Capital loss carryforward                                      (27,957,210)
     Current year late year loss                                    (30,489,740)
     Net unrealized appreciation                                    101,713,879
--------------------------------------------------------------------------------
         Total                                                     $ 39,937,081
================================================================================

     The difference between book-basis and tax-basis net unrealized appreciation is attributable to the tax deferral of losses on wash sales, adjustments relating to catastrophe bonds, the mark to market on forward foreign currency contracts, futures contracts, credit default swaps, interest on defaulted bonds and interest accruals on preferred stock.

F.   Fund Shares

     The Fund records sales and repurchases of its shares as of trade date. The Distributor, the principal underwriter for the Fund, earned $43,712 in underwriting commissions on the sale of Class A shares during the six months ended March 31, 2018.

                 Pioneer Strategic Income Fund | Semiannual Report | 3/31/18 105

G.   Class Allocations

     Income, common expenses and realized and unrealized gains and losses are calculated at the Fund level and allocated daily to each class of shares based on its respective percentage of adjusted net assets at the beginning of the day.

     Distribution fees are calculated based on the average daily net asset value attributable to Class A, Class C and Class R shares of the Fund, respectively (see Note 4). Class K and Class Y shares do not pay distribution fees. All expenses and fees paid to the Fund's transfer agent for its services are allocated among the classes of shares based on the number of accounts in each class and the ratable allocation of related out-of-pocket expenses (see Note 3).

     The Fund declares as daily dividends substantially all of its net investment income. All dividends are paid on a monthly basis. Short-term capital gain distributions, if any, may be declared with the daily dividends. Distributions to shareowners are recorded as of the ex-dividend date. Distributions paid by the Fund with respect to each class of shares are calculated in the same manner and at the same time, except that net investment income dividends to Class A, Class C, Class K, Class R and Class Y shares can reflect different transfer agent and distribution expense rates.

H.   Risks

     The value of securities held by the Fund may go up or down, sometimes rapidly or unpredictably, due to general market conditions, such as real or perceived adverse economic, political or regulatory conditions, inflation, changes in interest rates, lack of liquidity in the bond markets or adverse investor sentiment. In the past several years, financial markets have experienced increased volatility, depressed valuations, decreased liquidity and heightened uncertainty. These conditions may continue, recur, worsen or spread.

     At times, the Fund's investments may represent industries or industry sectors that are interrelated or have common risks, making the Fund more susceptible to any economic, political, or regulatory developments or other risks affecting those industries and sectors. The Fund's investments in foreign markets and countries with limited developing markets may subject the Fund to a greater degree of risk than investments in a developed market. These risks include disruptive political or economic conditions and the imposition of adverse governmental laws or currency exchange restrictions. The Fund's prospectus contains unaudited information regarding the Fund's principal risks. Please refer to that document when considering the Fund's principal risks.

106 Pioneer Strategic Income Fund | Semiannual Report | 3/31/18

     Interest rates in the U.S. recently have been historically low, so the Fund faces a heightened risk that interest rates may rise. A general rise in interest rates could adversely affect the price and liquidity of fixed-income securities and could also result in increased redemptions from the Fund.

     The Fund invests in below investment grade (high yield) debt securities and preferred stocks. Some of these high yield securities may be convertible into equity securities of the issuer. Debt securities rated below investment grade are commonly referred to as "junk bonds" and are considered speculative. These securities involve greater risk of loss, are subject to greater price volatility, and are less liquid, especially during periods of economic uncertainty or change, than higher rated debt securities.

     With the increased use of technologies such as the Internet to conduct business, the Fund is susceptible to operational, information security and related risks. While the Fund's adviser has established business continuity plans in the event of, and risk management systems to prevent, limit or mitigate, such cyber-attacks, there are inherent limitations in such plans and systems including the possibility that certain risks have not been identified. Furthermore, the Fund cannot control the cybersecurity plans and systems put in place by service providers to the Fund such as Brown Brothers Harriman & Co., the Fund's custodian and accounting agent and DST Asset Manager Solutions, Inc., the Fund's transfer agent. In addition, many beneficial owners of Fund shares hold them through accounts at brokerdealers, retirement platforms and other financial market participants over which neither the Fund nor Amundi Pioneer exercises control. Each of these may in turn rely on service providers to them, which are also subject to the risk of cyber-attacks. Cybersecurity failures or breaches at Amundi Pioneer or the Fund's service providers or intermediaries have the ability to cause disruptions and impact business operations, potentially resulting in financial losses, interference with the Fund's ability to calculate its NAV, impediments to trading, the inability of Fund shareholders to effect share purchases, redemptions or exchanges or receive distributions, loss of or unauthorized access to private shareholder information and violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, or additional compliance costs. Such costs and losses may not be covered under any insurance. In addition, maintaining vigilance against cyber attacks may involve substantial costs over time, and system enhancements may themselves be subject to cyber attacks.

I.   Insurance-Linked Securities ("ILS")

     Event-linked bonds are floating rate debt obligations for which the return of principal and the payment of interest are contingent on the non-occurrence of a pre-defined "trigger" event, such as a hurricane or an earthquake of a

                 Pioneer Strategic Income Fund | Semiannual Report | 3/31/18 107 specific magnitude. The trigger event's magnitude may be based on losses to a company or industry, industry indexes or readings of scientific instruments, or may be based on specified actual losses. If a trigger event occurs, as defined within the terms of an event-linked bond, the Fund may lose a portion or all of its accrued interest and/or principal invested in such event-linked bond. The Fund is entitled to receive principal and interest payments so long as no trigger event occurs of the description and magnitude specified by the instrument. In addition to the specified trigger events, event-linked bonds may expose the Fund to other risks, including but not limited to issuer (credit) default, adverse regulatory or jurisdictional interpretations and adverse tax consequences.

     The Fund's investments in ILS may include special purpose vehicles ("SPVs") or similar instruments structured to comprise a portion of a reinsurer's catastrophe-oriented business, known as quota share instruments (sometimes referred to as reinsurance sidecars), or to provide reinsurance relating to specific risks to insurance or reinsurance companies through a collateralized instrument, known as collateralized reinsurance. Structured reinsurance investments also may include industry loss warranties ("ILWs"). A traditional ILW takes the form of a bilateral reinsurance contract, but there are also products that take the form of derivatives, collateralized structures, or exchange-traded instruments.

     Structured reinsurance investments, including quota share instruments, collateralized reinsurance investments and ILWs, generally are subject to the same risks as event-linked bonds. In addition, where the instruments are based on the performance of underlying reinsurance contracts, the Fund has limited transparency into the individual underlying contracts, and therefore must rely upon the risk assessment and sound underwriting practices of the issuer. Accordingly, it may be more difficult for the Adviser to fully evaluate the underlying risk profile of the Fund's structured reinsurance investments, and therefore the Fund's assets are placed at greater risk of loss than if the Adviser had more complete information. Structured reinsurance instruments generally will be considered illiquid securities by the Fund. These securities may be difficult to purchase, sell or unwind. Illiquid securities also may be difficult to value. If the Fund is forced to sell an illiquid asset, the Fund may be forced to sell at a loss.

J.   Futures Contracts

     The Fund may enter into futures transactions in order to attempt to hedge against changes in interest rates, securities prices and currency exchange rates or to seek to increase total return. Futures contracts are types of derivatives. All futures contracts entered into by the Fund are traded on a futures exchange. Upon entering into a futures contract, the Fund is required to deposit with a broker an amount of cash or securities equal to the minimum

108 Pioneer Strategic Income Fund | Semiannual Report | 3/31/18

     "initial margin" requirements of the associated futures exchange. The amount of cash deposited with the broker as collateral at March 31, 2018, is recorded as "Futures collateral" on the Statement of Assets and Liabilities.

     Subsequent payments for futures contracts ("variation margin") are paid or received by the Fund, depending on the daily fluctuation in the value of the contracts, and are recorded by the Fund as unrealized appreciation or depreciation. Cash received from or paid to the broker related to previous margin movement is held in a segregated account at the broker and is recorded as either "Due from broker for futures" or "Due to broker for futures" on the Statement of Assets and Liabilities. When the contract is closed, the Fund realizes a gain or loss equal to the difference between the opening and closing value of the contract as well as any fluctuation in foreign currency exchange rates where applicable. Futures contracts are subject to market risk, interest rate risk and currency exchange rate risk. Changes in value of the contracts may not directly correlate to the changes in value of the underlying securities. With futures, there is minimal counterparty credit risk to the Fund since futures are exchange-traded and the exchange's clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures against default. The average notional value of contracts open during the six months ended
     March 31, 2018, was $1,844,372,382.

     Open futures contracts outstanding at March 31, 2018 are listed in the Schedule of Investments.

K.   Repurchase Agreements

     Repurchase agreements are arrangements under which the Fund purchases securities from a broker-dealer or a bank, called the counterparty, upon the agreement of the counterparty to repurchase the securities from the Fund at a later date, and at a specific price, which is typically higher than the purchase price paid by the Fund. The securities purchased serve as the Fund's collateral for the obligation of the counterparty to repurchase the securities. The value of the collateral, including accrued interest, is required to be equal to or in excess of the repurchase price. The collateral for all repurchase agreements is held in safekeeping in the customer-only account of the Fund's custodian or a sub-custodian of the Fund. The Adviser is responsible for determining that the value of the collateral remains at least equal to the repurchase price. In the event of a default by the counterparty, the Fund is entitled to sell the securities, but the Fund may not be able to sell them for the price at which they were purchased, thus causing a loss to the Fund. Additionally, if the counterparty becomes insolvent, there is some risk that the Fund will not have a right to the securities, or the immediate right to sell the securities. As of and for the six months ended March 31, 2018, the Fund had no open repurchase agreements.

                 Pioneer Strategic Income Fund | Semiannual Report | 3/31/18 109

L.   Credit Default Swap Contracts

     A credit default swap is a contract between a buyer of protection and a seller of protection against a pre-defined credit event on an underlying reference obligation, which may be a single security or a basket or index of securities. The Fund may buy or sell credit default swap contracts to seek to increase the Fund's income, or to attempt to hedge the risk of default on portfolio securities. A credit default swap index is used to hedge risk or take a position on a basket of credit entities or indices.

     As a seller of protection, the Fund would be required to pay the notional (or other agreed-upon) value of the referenced debt obligation to the counterparty in the event of a default by a U.S. or foreign corporate issuer of a debt obligation, which would likely result in a loss to the Fund. In return, the Fund would receive from the counterparty a periodic stream of payments during the term of the contract, provided that no event of default occurred. The maximum exposure of loss to the seller would be the notional value of the credit default swaps outstanding. If no default occurs, the Fund would keep the stream of payments and would have no payment obligation. The Fund may also buy credit default swap contracts in order to hedge against the risk of default of debt securities, in which case the Fund would function as the counterparty referenced above.

     As a buyer of protection, the Fund makes an upfront or periodic payment to the protection seller in exchange for the right to receive a contingent payment. An upfront payment made by the Fund, as the protection buyer, is recorded within the "Swap contracts, at value" line item on the Statement of Assets and Liabilities. Periodic payments received or paid by the Fund are recorded as realized gains or losses on the Statement of Operations.

     Credit default swap contracts are marked-to-market daily using valuations supplied by independent sources and the change in value, if any, is recorded within "Swap contracts, at value" line item on the Statement of Assets and Liabilities. Payments received or made as a result of a credit event or upon termination of the contract are recognized, net of the appropriate amount of the upfront payment, as realized gains or losses on the Statement of Operations.

     Credit default swap contracts involving the sale of protection may involve greater risks than if the Fund had invested in the referenced debt instrument directly. Credit default swap contracts are subject to general market risk, liquidity risk, counterparty risk and credit risk. If the Fund is a protection buyer and no credit event occurs, it will lose its investment. If the Fund is a protection seller and a credit event occurs, the value of the referenced debt

110 Pioneer Strategic Income Fund | Semiannual Report | 3/31/18 instrument received by the Fund, together with the periodic payments received, may be less than the amount the Fund pays to the protection buyer, resulting in a loss to the Fund.

     Certain swap contracts that are cleared through a central clearinghouse are referred to as centrally cleared swaps. All payments made or received by the Fund are pursuant to a centrally cleared swap contract with the central clearing party rather than the original counterparty. Upon entering into a centrally cleared swap contract, the Fund is required to make an initial margin deposit, either in cash or in securities. The daily change in value on open centrally cleared contracts is recorded as variation margin on centrally cleared swaps on the Statement of Assets and Liabilities. Cash received from or paid to the broker related to previous margin movement is held in a segregated account at the broker and is recorded as either "Due from broker for swaps" or " Due to broker for swaps" on the Statement of Assets and Liabilities.

     The amount of cash deposited with a broker as collateral at March 31, 2018, is recorded as "Swaps collateral" on the Statement of Assets and Liabilities.

     Open credit default swap contracts at March 31, 2018 are listed in the Schedule of Investments. The average notional value of credit default swap contracts open during the six months ended March 31, 2018 was $189,441,761.

M.   Option Writing

     The Fund may write put and covered call options to seek to increase total return. When an option is written, the Fund receives a premium and becomes obligated to purchase or sell the underlying security at a fixed price, upon the exercise of the option. When the Fund writes an option, an amount equal to the premium received by the Fund is recorded as a liability and is subsequently adjusted to the current value of the option written. Premiums received from writing options that expire unexercised are treated by the Fund on the expiration date as realized gains from investments. The difference between the premium and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or, if the premium is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security in determining whether the Fund has realized a gain or loss. The Fund as writer of an option bears the market risk of an unfavorable change in the price of the security underlying the written option. The average notional value of contracts open during the six months ended March 31, 2018 was $29,463. Open written options contracts at March 31, 2018 are listed in the Schedule of Investments.


                 Pioneer Strategic Income Fund | Semiannual Report | 3/31/18 111

N.   Purchased Options

     The Fund may purchase put and call options to seek to increase total return. Purchased call and put options entitle the Fund to buy and sell a specified number of shares or units of a particular security, currency or index at a specified price at a specific date or within a specific period of time. Upon the purchase of a call or put option, the premium paid by the Fund is included on the Statement of Assets and Liabilities as an investment. All premiums are marked-to-market daily, and any unrealized appreciation or depreciation are recorded in the Fund's financial statements. As the purchaser of an index option, the Fund has the right to receive a cash payment equal to any depreciation in the value of the index below the strike price of the option (in the case of a put) or equal to any appreciation in the value of the index over the strike price of the option (in the case of a call) as of the valuation date of the option. Premiums paid for purchased call and put options which have expired are treated as realized losses on investments on the Statement of Operations. Upon the exercise or closing of a purchased put option, the premium is offset against the proceeds on the sale of the underlying security or financial instrument in order to determine the realized gain or loss on investments. Upon the exercise or closing of a purchased call option, the premium is added to the cost of the security or financial instrument. The risk associated with purchasing options is limited to the premium originally paid. The average notional value of contracts open during the six months ended March 31, 2018 was $62,055. Purchased options open at March 31, 2018 are listed in the Schedule of Investments.

2. Management Agreement

The Adviser manages the Fund's portfolio. Management fees are calculated daily at the annual rate of 0.60% of the Fund's average daily net assets up to $1 billion, 0.55% on the next $9 billion and 0.50% on assets over $10 billion. For the six months ended March 31, 2018, the effective management fee (excluding waivers and/or assumption of expenses) was equivalent to 0.56% (annualized) of the Fund's average daily net assets.

In addition, under the management and administration agreements, certain other services and costs, including accounting, regulatory reporting and insurance premiums, are paid by the Fund as administrative reimbursements. Included in "Due from affiliates" reflected on the Statement of Assets and Liabilities is $461,363 in management fees, administrative costs and certain other reimbursements payable to the Adviser at March 31, 2018.

112 Pioneer Strategic Income Fund | Semiannual Report | 3/31/18

3. Transfer Agent

DST Asset Manager Solutions, Inc. serves as the transfer agent to the Fund at negotiated rates. Transfer agent fees and payables shown on the Statement of Operations and the Statement of Assets and Liabilities, respectively, include sub-transfer agent expenses incurred through the Fund's omnibus relationship contracts.

In addition, the Fund reimbursed the transfer agent for out-of-pocket expenses incurred by the transfer agent related to shareowner communications activities such as proxy and statement mailings, outgoing phone calls. For the six months ended March 31, 2018, such out-of-pocket expenses by class of shares were as follows:

--------------------------------------------------------------------------------
Shareowner Communications:
--------------------------------------------------------------------------------
Class A                                                                 $ 52,074
Class C                                                                   26,598
Class K                                                                    3,210
Class R                                                                    3,246
Class Y                                                                  103,992
--------------------------------------------------------------------------------
  Total                                                                 $189,120
================================================================================

4. Distribution and Service Plans

The Fund has adopted a distribution plan (the "Plan") pursuant to Rule 12b-1 of the Investment Company Act of 1940 with respect to its Class A, Class C and Class R shares. Pursuant to the Plan, the Fund pays the Distributor 0.25% of the average daily net assets attributable to Class A shares as compensation for personal services and/or account maintenance services or distribution services with regard to Class A shares. Pursuant to the Plan, the Fund also pays the Distributor 1.00% of the average daily net assets attributable to Class C shares. The fee for Class C shares consists of a 0.25% service fee and a 0.75% distribution fee paid as compensation for personal services and/or account maintenance services or distribution services with regard to Class C shares. Pursuant to the Plan, the Fund further pays the Distributor 0.50% of the average daily net assets attributable to Class R shares for distribution services. Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $138,295 in distribution fees payable to the Distributor at March 31, 2018.

The Fund also has adopted a separate service plan for Class R shares ("Service Plan"). The Service Plan authorizes the Fund to pay securities dealers, plan administrators or other service organizations that agree to provide certain services to retirement plans or plan participants holding shares of the Fund a service fee of up to 0.25% of the Fund's average daily net assets attributable to Class R shares held by such plans.

                 Pioneer Strategic Income Fund | Semiannual Report | 3/31/18 113

In addition, redemptions of each class of shares (except Class K, Class R and Class Y shares) may be subject to a contingent deferred sales charge ("CDSC"). A CDSC of 1.00% may be imposed on redemptions of certain net asset value purchases of Class A shares within 12 months of purchase. Redemptions of Class C shares within 12 months of purchase are subject to a CDSC of 1.00%, based on the lower of cost or market value of shares being redeemed. Shares purchased as part of an exchange remain subject to any CDSC that applied to the original purchase of those shares. There is no CDSC for Class K, Class R or Class Y shares. Proceeds from the CDSCs are paid to the Distributor. For the six months ended March 31, 2018, CDSCs in the amount of $20,499 were paid to the Distributor.

5. Line of Credit Facility

The Fund, along with certain other funds in the Pioneer Family of Funds (the "Funds"), participates in a committed, unsecured revolving line of credit facility. Borrowings are used solely for temporary or emergency purposes. The Fund may borrow up to the lesser of the amount available under the facility or the limits set for borrowing by the Fund's prospectus and the 1940 Act. The Fund participates in a facility that is in the amount of $195 million. Under such facility, depending on the type of loan, interest on borrowings is payable at the London Interbank Offered Rate ("LIBOR") plus 0.85% on an annualized basis, or the Alternate Base Rate, which is the greater of (a) the facility's administrative agent's daily announced prime rate on the borrowing date, (b) 2% plus the Federal Funds Rate on the borrowing date or (c) 2% plus the overnight Eurodollar rate on the borrowing date. The Funds pay an annual commitment fee to participate in a credit facility. The commitment fee is allocated among participating Funds based on an allocation schedule set forth in the credit agreement. For the six months ended March 31, 2018, the Fund had no borrowings under the credit facility.

6. Assets and Liabilities

Offsetting The Fund has entered into an International Swaps and Derivatives Association, Inc. Master Agreement ("ISDA Master Agreement") or similar agreement with substantially all its derivative counterparties. An ISDA Master Agreement is a bilateral agreement between the Fund and a counterparty that governs the trading of certain Over the Counter ("OTC") derivatives and typically contains, among other things, close-out and set-off provisions which apply upon the occurrence of an event of default and/or a termination event as defined under the relevant ISDA Master Agreement. The ISDA Master Agreement may also give a party the right to terminate all transactions traded under such agreement if, among other things, there is deterioration in the credit quality of the other party. Upon an event of default or a termination of the ISDA Master Agreement, the non-defaulting party has the right to close

114 Pioneer Strategic Income Fund | Semiannual Report | 3/31/18 out all transactions under such agreement and to net amounts owed under each transaction to determine one net amount payable by one party to the other. The right to close out and net payments across all transactions under the ISDA Master Agreement could result in a reduction of the Fund's credit risk to its counterparty equal to any amounts payable by the Fund under the applicable transactions, if any. However, the Fund's right to setoff may be restricted or prohibited by the bankruptcy or insolvency laws of the particular jurisdiction to which each specific ISDA of each counterparty is subject.

The collateral requirements for derivatives transactions under an ISDA Master Agreement are governed by a credit support annex to the ISDA Master Agreement. Collateral requirements are generally determined at the close of business each day and are typically based on changes in market values for each transaction under an ISDA Master Agreement and netted into one amount for such agreement. Generally, the amount of collateral due from or to a counterparty is subject to threshold (a "minimum transfer amount") before a transfer is required, which may vary by counterparty. Collateral pledged for the benefit of the Fund and/or counterparty is held in segregated accounts by the Fund's custodian and cannot be sold, re-pledged, assigned or otherwise used while pledged. Cash that has been segregated to cover the Fund's collateral obligations, if any, will be reported separately on the Statement of Assets and Liabilities as "Swaps collateral" and/or "Futures Collateral". Securities pledged by the Fund as collateral, if any, are identified as such in the Schedule of Investments.

Financial instruments subject to an enforceable master netting agreement such as an ISDA Master Agreement have not been offset on the Statement of Assets and Liabilities. The following charts show gross assets and liabilities of the Fund as of March 31, 2018.

-----------------------------------------------------------------------------------------------------
                       Derivative
                       Assets
                       Subject to       Derivatives     Non-Cash       Cash           Net Amount
                       Master Netting   Available       Collateral     Collateral     of Derivative
 Counterparty          Agreement        for Offset      Received (a)   Received (a)   Assets (b)
-----------------------------------------------------------------------------------------------------
Bank of New York, NY   $  308,399       $  (308,399)    $ --           $        --    $       --
Goldman Sachs
 International             52,276           (52,276)      --                    --            --
JPMorgan Chase
 Bank, N.A.               456,726          (456,726)      --                    --            --
Morgan Stanley
 Capital Services LLC     596,467                --       --                    --       596,467
State Street
 Bank & Trust           1,266,643        (1,266,643)      --                    --            --
-----------------------------------------------------------------------------------------------------
 Total                 $2,680,511       $(2,084,044)    $ --           $        --    $  596,467
=====================================================================================================

                 Pioneer Strategic Income Fund | Semiannual Report | 3/31/18 115

-----------------------------------------------------------------------------------------------------
                       Derivative
                       Liabilities
                       Subject to       Derivatives     Non-Cash       Cash           Net Amount
                       Master Netting   Available       Collateral     Collateral     of Derivative
Counterparty           Agreement        for Offset      Pledged (a)    Pledged (a)    Liabilities (c)
-----------------------------------------------------------------------------------------------------
Bank of New York, NY   $  308,497       $  (308,399)    $ --           $        --    $       98
Brown Brothers
 Harriman & Co.           600,287                --       --                    --       600,287
Goldman Sachs
 International            574,579           (52,276)      --              (280,000)      242,303
JPMorgan Chase
 Bank, N.A.             2,123,257          (456,726)      --            (1,666,531)           --
State Street
 Bank & Trust           2,664,383        (1,266,643)      --              (360,000)    1,037,740
-----------------------------------------------------------------------------------------------------
 Total                 $6,271,003       $(2,084,044)    $ --           $(2,306,531)   $1,880,428
=====================================================================================================

(a) The amount presented here may be less than the total amount of collateral received/pledged as the net amount of derivative assets and liabilities cannot be less than $0.

(b) Represents the net amount due from the counterparty in the event of default.

(c) Represents the net amount payable to the counterparty in the event of default.

7. Additional Disclosures about Derivative Instruments and Hedging Activities

The Fund's use of derivatives may enhance or mitigate the Fund's exposure to the following risks:

Interest rate risk relates to the fluctuations in the value of interest-bearing securities due to changes in the prevailing levels of market interest rates.

Credit risk relates to the ability of the issuer of a financial instrument to make further principal or interest payments on an obligation or commitment that it has to the Fund.

Foreign exchange rate risk relates to fluctuations in the value of an asset or liability due to changes in currency exchange rates.

Equity risk relates to the fluctuations in the value of financial instruments as a result of changes in market prices (other than those arising from interest rate risk or foreign exchange risk), whether caused by factors specific to an individual investment, its issuer, or all factors affecting all instruments traded in a market or market segment.

Commodity risk relates to the risk that the value of a commodity or commodity index will fluctuate based on increases or decreases in the commodities market and factors specific to a particular industry or commodity.

116 Pioneer Strategic Income Fund | Semiannual Report | 3/31/18

The fair value of open derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) by risk exposure at March 31, 2018 was as follows:

-------------------------------------------------------------------------------------------------
Statement of Assets and Liabilities
                                                              Foreign
                              Interest         Credit         Exchange        Equity    Commodity
                              Rate Risk        Risk           Rate Risk       Risk      Risk
-------------------------------------------------------------------------------------------------
Liabilities
 Currency put
   options written            $        --      $        --    $    89,843     $ --      $ --
 Net unrealized
   depreciation on
   forward foreign
   currency contracts                  --               --      4,389,377       --        --
 Net unrealized
   depreciation on
   futures contracts           12,415,535               --             --       --        --
 Swap contracts, at value              --       11,517,217             --       --        --
-------------------------------------------------------------------------------------------------
   Total Value                $12,415,535      $11,517,217    $ 4,479,220     $ --      $ --
=================================================================================================

The effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) on the Statement of Operations by risk exposure at March 31, 2018 was as follows:

-------------------------------------------------------------------------------------------------
 Statement of Operations
                                                              Foreign
                              Interest         Credit         Exchange        Equity    Commodity
                              Rate Risk        Risk           Rate Risk       Risk      Risk
-------------------------------------------------------------------------------------------------
Net realized gain (loss) on:
 Forward foreign
  currency contracts          $         --     $        --    $ (5,436,537)   $ --      $ --
 Futures contracts              40,791,214              --              --      --        --
 Swap contracts                         --      (1,772,257)             --      --        --
-------------------------------------------------------------------------------------------------
  Total Value                 $ 40,791,214     $(1,772,257)   $ (5,436,537)   $ --      $ --
=================================================================================================
Change in net unrealized
 appreciation
 (depreciation) on:
 Written options              $         --     $        --    $    116,397    $ --      $ --
 Forward foreign
  currency contracts                    --              --      (4,141,532)     --        --
 Futures contracts             (22,224,248)             --              --      --        --
 Swap contracts                         --       1,092,157              --      --        --
-------------------------------------------------------------------------------------------------
  Total Value                 $(22,224,248)    $ 1,092,157    $ (4,025,135)   $ --      $ --
=================================================================================================

                 Pioneer Strategic Income Fund | Semiannual Report | 3/31/18 117

8. Unfunded Loan Commitments

The Fund may enter into unfunded loan commitments. Unfunded loan commitments may be partially or wholly unfunded. During the contractual period, the Fund is obliged to provide funding to the borrower upon demand. A fee is earned by the Fund on the unfunded commitment and is recorded as interest income on the Statement of Operations.

As of March 31, 2018, the Fund had the following unfunded loan commitment outstanding:

--------------------------------------------------------------------------------
                                                                   Unrealized
                                                                   Appreciation/
Loan               Principal       Cost            Value           Depreciation
--------------------------------------------------------------------------------
Centene Crop.,
 Bridge Loan       $10,690,000     $10,690,000     $10,690,000     $ --
--------------------------------------------------------------------------------
 Total Value       $10,690,000     $10,690,000     $10,690,000     $ --
================================================================================

118 Pioneer Strategic Income Fund | Semiannual Report | 3/31/18

ADDITIONAL INFORMATION

Change in Independent Registered Public Accounting Firm

Prior to July 3, 2017 Pioneer Investment Management, Inc. (the "Adviser"), the Fund's investment adviser, was an indirect, wholly owned subsidiary of UniCredit S.p.A. ("UniCredit"). On that date, UniCredit completed the sale of its Pioneer Investments business, which includes the Adviser, to Amundi (the "Transaction"). As a result of the Transaction, the Adviser became an indirect, wholly owned subsidiary of Amundi. Amundi is controlled by Credit Agricole S.A. Amundi is headquartered in Paris, France, and, as of September 30, 2016, had more than $1.1 trillion in assets under management worldwide. Deloitte & Touche LLP ("D&T"), the Fund's previous independent registered public accounting firm, informed the Audit Committee and the Board that it would no longer be independent with respect to the Fund upon the completion of the Transaction as a result of certain services being provided to Amundi and Credit Agricole, and, accordingly, that it intended to resign as the Fund's independent registered public accounting firm upon the completion of the Transaction. D&T's resignation was effective on July 3, 2017, when the Transaction was completed.

During the periods as to which D&T has served as the Fund's independent registered public accounting firm, including the Fund's two most recent fiscal years, D&T's reports on the Fund's financial statements have not contained an adverse opinion or disclaimer of opinion and have not been qualified or modified as to uncertainty, audit scope or accounting principles. Further, there have been no disagreements with D&T on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which, if not resolved to the satisfaction of D&T, would have caused D&T to make reference to the subject matter of the disagreement in connection with its report on the financial statements. In addition, there have been no reportable events of the kind described in Item 304(a)(1)(v) of Regulation S-K under the Securities Exchange Act of 1934.

Effective immediately following the completion of the Transaction on July 3, 2017, the Board, acting upon the recommendation of the Audit Committee, engaged a new independent registered public accounting firm, Ernst & Young LLP ("EY"), for the Fund's fiscal year ended July 31, 2017.

Prior to its engagement, EY had advised the Fund's Audit Committee that EY had identified the following matters, in each case relating to services rendered by other member firms of Ernst & Young Global Limited, all of which are located outside the United States, to UniCredit and certain of its subsidiaries during the period commencing July 1, 2016, that it determined to be inconsistent with the auditor independence rules set forth by the Securities

                 Pioneer Strategic Income Fund | Semiannual Report | 3/31/18 119 and Exchange Commission ("SEC"): (a) project management support services to UniCredit in the Czech Republic, Germany, Italy, Serbia and Slovenia in relation to twenty-two projects, that were determined to be inconsistent with Rule 2-01(c)(4)(vi) of Regulation S-X (management functions); (b) two engagements for UniCredit in Italy where fees were contingent/success based and that were determined to be inconsistent with Rule 2-01(c)(5) of Regulation S-X (contingent fees); (c) four engagements where legal and expert services were provided to UniCredit in the Czech Republic and Germany, and twenty engagements where the legal advisory services were provided to UniCredit in Austria, Czech Republic, Italy and Poland, that were determined to be inconsistent with Rule 2-01(c)(4)(ix) and (x) of Regulation S-X (legal and expert services); and (d) two engagements for UniCredit in Italy involving assistance in the sale of certain assets, that were determined to be inconsistent with Rule 2-01(c)(4)(viii) of Regulation S-X (broker-dealer, investment adviser or investment banking services). None of the foregoing services involved the Fund, any of the other Funds in the Pioneer Family of Funds or any other Pioneer entity sold by UniCredit in the Transaction.

EY advised the Audit Committee that it had considered the matters described above and had concluded that such matters would not impair EY's ability to exercise objective and impartial judgment in connection with the audits of the financial statements of the Fund under the SEC and Public Company Accounting Oversight Board independence rules, and that a reasonable investor with knowledge of all relevant facts and circumstances would reach the same conclusion. Management and the Audit Committee considered these matters and discussed the matters with EY and, based upon EY's description of the matters and statements made by EY, Management and the Audit Committee believe that EY will be capable of exercising objective and impartial judgment in connection with the audits of the financial statements of the Fund, and Management further believes that a reasonable investor with knowledge of all relevant facts and circumstances would reach the same conclusion.

120 Pioneer Strategic Income Fund | Semiannual Report | 3/31/18

Trustees, Officers and Service Providers

Trustees                                     Officers
Thomas J. Perna, Chairman                    Lisa M. Jones, President and
David R. Bock                                    Chief Executive Officer
Benjamin M. Friedman                         Mark E. Bradley, Treasurer and
Margaret B.W. Graham                             Chief Financial Officer
Lisa M. Jones                                Christopher J. Kelley,Secretary and
Lorraine H. Monchak                              Chief Legal Officer
Marguerite A. Piret
Fred J. Ricciardi
Kenneth J. Taubes

Investment Adviser and Administrator Amundi
Pioneer Asset Management, Inc.

Custodian and Sub-Administrator
Brown Brothers Harriman & Co.

Principal Underwriter
Amundi Pioneer Distributor, Inc.

Legal Counsel
Morgan, Lewis & Bockius LLP

Shareowner Services and Transfer Agent
DST Asset Manager Solutions, Inc.

Proxy Voting Policies and Procedures of the Fund are available without charge, upon request, by calling our toll free number (1-800-225-6292). Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is publicly available to shareowners at www.amundipioneer.com. This information is also available on the Securities and Exchange Commission's web site at www.sec.gov.

                 Pioneer Strategic Income Fund | Semiannual Report | 3/31/18 121

                          This page is for your notes.

122 Pioneer Strategic Income Fund | Semiannual Report | 3/31/18

                          This page is for your notes.

                 Pioneer Strategic Income Fund | Semiannual Report | 3/31/18 123

                          This page is for your notes.

124 Pioneer Strategic Income Fund | Semiannual Report | 3/31/18

How to Contact Amundi Pioneer

We are pleased to offer a variety of convenient ways for you to contact us for assistance or information.

Call us for:
--------------------------------------------------------------------------------
Account Information, including existing accounts,
new accounts, prospectuses, applications
and service forms                                                 1-800-225-6292

FactFone(SM) for automated fund yields, prices,
account information and transactions                              1-800-225-4321

Retirement plans information                                      1-800-622-0176

Write to us:
--------------------------------------------------------------------------------
Amundi Pioneer
P.O. Box 55014
Boston, Massachusetts 02205-5014

Our toll-free fax                                                 1-800-225-4240

Our internet e-mail address                us.askamundipioneer@amundipioneer.com
(for general questions about Amundi Pioneer only)

Visit our web site: www.amundipioneer.com

This report must be preceded or accompanied by a prospectus.

The Fund files a complete schedule of investments with the Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareholders may view the filed Form N-Q by visiting the Commission's web site at www.sec.gov. The filed form may also be viewed and copied at the Commission's Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

[LOGO]  Amundi Pioneer
        ==============
      ASSET MANAGEMENT

Amundi Pioneer Asset Management, Inc.
60 State Street
Boston, MA 02109
www.amundipioneer.com

Securities offered through Amundi Pioneer Distributor, Inc.
60 State Street, Boston, MA 02109
Underwriter of Pioneer Mutual Funds, Member SIPC
(C) 2018 Amundi Pioneer Asset Management 19207-13-0518

ITEM 2. CODE OF ETHICS.

(a) Disclose whether, as of the end of the period covered by the report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. If the registrant has not adopted such a code of ethics, explain why it has not done so.

The registrant has adopted, as of the end of the period covered by this report, a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer and controller.

(b) For purposes of this Item, the term "code of ethics" means written standards that are reasonably designed to deter wrongdoing and to promote:

        (1) Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

        (2) Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;

        (3) Compliance with applicable governmental laws, rules, and regulations;

        (4) The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and

        (5) Accountability for adherence to the code.

(c) The registrant must briefly describe the nature of any amendment, during the period covered by the report, to a provision of its code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item. The registrant must file a copy of any such amendment as an exhibit pursuant to Item 10(a), unless the registrant has elected to satisfy paragraph (f) of this Item by posting its code of ethics on its website pursuant to paragraph (f)(2) of this Item, or by undertaking to provide its code of ethics to any person without charge, upon request, pursuant to paragraph (f)(3) of this Item.

The registrant has made no amendments to the code of ethics during the period covered by this report.

(d) If the registrant has, during the period covered by the report, granted a waiver, including an implicit waiver, from a provision of the code of ethics to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this Item, the registrant must briefly describe the nature of the waiver, the name of the person to whom the waiver was granted, and the date of the waiver.

Not applicable.

(e) If the registrant intends to satisfy the disclosure requirement under paragraph (c) or (d) of this Item regarding an amendment to, or a waiver from, a provision of its code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item by posting such information on its Internet website, disclose the registrant's Internet address and such intention.

Not applicable.

(f) The registrant must:

        (1) File with the Commission, pursuant to Item 12(a)(1), a copy of its code of ethics that applies to the registrant's principal executive officer,principal financial officer, principal accounting officer or controller, or persons performing similar functions, as an exhibit to its annual report on this Form N-CSR (see attachment);

        (2) Post the text of such code of ethics on its Internet website and disclose, in its most recent report on this Form N-CSR, its Internet address and the fact that it has posted such code of ethics on its Internet website; or

        (3) Undertake in its most recent report on this Form N-CSR to provide to any person without charge, upon request, a copy of such code of ethics and explain the manner in which such request may be made.
	See Item 10(2)

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

(a) (1) Disclose that the registrant's board of trustees has determined that the registrant either:

    (i) Has at least one audit committee financial expert serving on its audit committee; or

    (ii) Does not have an audit committee financial expert serving on its audit committee.

The registrant's Board of Trustees has determined that the registrant has at least one audit committee financial expert.

    (2) If the registrant provides the disclosure required by paragraph
(a)(1)(i) of this Item, it must disclose the name of the audit committee financial expert and whether that person is "independent." In order to be considered "independent" for purposes of this Item, a member of an audit committee may not, other than in his or her capacity as a member of the audit committee, the board of trustees, or any other board committee:

    (i) Accept directly or indirectly any consulting, advisory, or other compensatory fee from the issuer; or

    (ii) Be an "interested person" of the investment company as defined in
         Section 2(a)(19) of the Act (15 U.S.C. 80a-2(a)(19)).

Ms. Marguerite A. Piret, an independent trustee, is such an audit committee financial expert.

    (3) If the registrant provides the disclosure required by paragraph (a)(1)
(ii) of this Item, it must explain why it does not have an audit committee financial expert.

Not applicable.


ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) Disclose, under the caption AUDIT FEES, the aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.

N/A

(b) Disclose, under the caption AUDIT-RELATED FEES, the aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.


N/A


(c) Disclose, under the caption TAX FEES, the aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. Registrants shall describe the nature of the services comprising the fees disclosed under this category.


N/A

(d) Disclose, under the caption ALL OTHER FEES, the aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through
(c) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.


N/A

(e) (1) Disclose the audit committee's pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

 PIONEER FUNDS
            APPROVAL OF AUDIT, AUDIT-RELATED, TAX AND OTHER SERVICES
                       PROVIDED BY THE INDEPENDENT AUDITOR

                  SECTION I - POLICY PURPOSE AND APPLICABILITY

The Pioneer Funds recognize the importance of maintaining the independence of their outside auditors. Maintaining independence is a shared responsibility involving Amudi Pioneer Asset Management, Inc, the audit committee and the independent auditors.

The Funds recognize that a Fund's independent auditors: 1) possess knowledge of the Funds, 2) are able to incorporate certain services into the scope of the audit, thereby avoiding redundant work, cost and disruption of Fund personnel and processes, and 3) have expertise that has value to the Funds. As a result, there are situations where it is desirable to use the Fund's independent auditors for services in addition to the annual audit and where the potential for conflicts of interests are minimal. Consequently, this policy, which is intended to comply with Rule 210.2-01(C)(7), sets forth guidelines and procedures to be followed by the Funds when retaining the independent audit firm to perform audit, audit-related tax and other services under those circumstances, while also maintaining independence.

Approval of a service in accordance with this policy for a Fund shall also constitute approval for any other Fund whose pre-approval is required pursuant to Rule 210.2-01(c)(7)(ii).

In addition to the procedures set forth in this policy, any non-audit services that may be provided consistently with Rule 210.2-01 may be approved by the Audit Committee itself and any pre-approval that may be waived in accordance with Rule 210.2-01(c)(7)(i)(C) is hereby waived.

Selection of a Fund's independent auditors and their compensation shall be determined by the Audit Committee and shall not be subject to this policy.

                               SECTION II - POLICY

---------------- -------------------------------- -------------------------------------------------
SERVICE           SERVICE CATEGORY DESCRIPTION      SPECIFIC PRE-APPROVED SERVICE SUBCATEGORIES
CATEGORY
---------------- -------------------------------- -------------------------------------------------
I.  AUDIT        Services that are directly       o Accounting research assistance
SERVICES         related to performing the        o SEC consultation, registration
                 independent audit of the Funds     statements, and reporting
                                                  o Tax accrual related matters
                                                  o Implementation of new accounting
                                                    standards
                                                  o Compliance letters (e.g. rating agency
                                                    letters)
                                                  o Regulatory reviews and assistance
                                                    regarding financial matters
                                                  o Semi-annual reviews (if requested)
                                                  o Comfort letters for closed end
                                                    offerings
---------------- -------------------------------- -------------------------------------------------
II.              Services which are not           o AICPA attest and agreed-upon procedures
AUDIT-RELATED    prohibited under Rule            o Technology control assessments
SERVICES         210.2-01(C)(4) (the "Rule")      o Financial reporting control assessments
                 and are related extensions of    o Enterprise security architecture
                 the audit services support the     assessment
                 audit, or use the
                 knowledge/expertise gained
                 from the audit procedures as a
                 foundation to complete the
                 project.  In most cases, if
                 the Audit-Related Services are
                 not performed by the Audit
                 firm, the scope of the Audit
                 Services would likely
                 increase.  The Services are
                 typically well-defined and
                 governed by accounting
                 professional standards (AICPA,
                 SEC, etc.)
---------------- -------------------------------- -------------------------------------------------
 ------------------------------------- ------------------------------------
   AUDIT COMMITTEE APPROVAL POLICY               AUDIT COMMITTEE
                                                REPORTING POLICY
 ------------------------------------- ------------------------------------
 o "One-time" pre-approval             o A summary of all such
   for the audit period for all          services and related fees
   pre-approved specific service         reported at each regularly
   subcategories.  Approval of the       scheduled Audit Committee
   independent auditors as               meeting.
   auditors for a Fund shall
   constitute pre approval for
   these services.
 ------------------------------------- ------------------------------------
 o "One-time" pre-approval             o A summary of all such
   for the fund fiscal year within       services and related fees
   a specified dollar limit              (including comparison to
   for all pre-approved                  specified dollar limits)
   specific service subcategories        reported quarterly.

 o Specific approval is
   needed to exceed the
   pre-approved dollar limit for
   these services (see general
   Audit Committee approval policy
   below for details on obtaining
   specific approvals)

 o Specific approval is
   needed to use the Fund's
   auditors for Audit-Related
   Services not denoted as
   "pre-approved", or
   to add a specific service
   subcategory as "pre-approved"
 ------------------------------------- ------------------------------------

                     SECTION III - POLICY DETAIL, CONTINUED

----------------------- --------------------------- -----------------------------------------------
   SERVICE CATEGORY          SERVICE CATEGORY        SPECIFIC PRE-APPROVED SERVICE SUBCATEGORIES
                               DESCRIPTION
----------------------- --------------------------- -----------------------------------------------
III. TAX SERVICES       Services which are not      o Tax planning and support
                        prohibited by the Rule,     o Tax controversy assistance
                        if an officer of the Fund   o Tax compliance, tax returns, excise
                        determines that using the     tax returns and support
                        Fund's auditor to provide   o Tax opinions
                        these services creates
                        significant synergy in
                        the form of efficiency,
                        minimized disruption, or
                        the ability to maintain a
                        desired level of
                        confidentiality.
----------------------- --------------------------- -----------------------------------------------

------------------------------------- -------------------------
  AUDIT COMMITTEE APPROVAL POLICY         AUDIT COMMITTEE
                                          REPORTING POLICY
------------------------------------- -------------------------
------------------------------------- -------------------------
o "One-time" pre-approval             o A summary of
  for the fund fiscal  year             all such services and
  within a specified dollar limit       related fees
  				        (including comparison
  			                to specified dollar
  			                limits) reported
  			                quarterly.

o Specific approval is
  needed to exceed the
  pre-approved dollar limits for
  these services (see general
  Audit Committee approval policy
  below for details on obtaining
  specific approvals)

o Specific approval is
  needed to use the Fund's
  auditors for tax services not
  denoted as pre-approved, or to add a specific
  service subcategory as
  "pre-approved"
------------------------------------- -------------------------

                     SECTION III - POLICY DETAIL, CONTINUED

----------------------- --------------------------- -----------------------------------------------
   SERVICE CATEGORY          SERVICE CATEGORY        SPECIFIC PRE-APPROVED SERVICE SUBCATEGORIES
                               DESCRIPTION
----------------------- --------------------------- -----------------------------------------------
IV.  OTHER SERVICES     Services which are not      o Business Risk Management support
                        prohibited by the Rule,     o Other control and regulatory
A. SYNERGISTIC,         if an officer of the Fund     compliance projects
UNIQUE QUALIFICATIONS   determines that using the
                        Fund's auditor to provide
                        these services creates
                        significant synergy in
                        the form of efficiency,
                        minimized disruption,
                        the ability to maintain a
                        desired level of
                        confidentiality, or where
                        the Fund's auditors
                        posses unique or superior
                        qualifications to provide
                        these services, resulting
                        in superior value and
                        results for the Fund.
----------------------- --------------------------- -----------------------------------------------
--------------------------------------- ------------------------
    AUDIT COMMITTEE APPROVAL POLICY         AUDIT COMMITTEE
                                            REPORTING POLICY
------------------------------------- --------------------------
o "One-time" pre-approval             o A summary of
  for the fund fiscal year within       all such services and
  a specified dollar limit              related fees
  			               (including comparison
  			                to specified dollar
  				        limits) reported
                                        quarterly.
o Specific approval is
  needed to exceed the
  pre-approved dollar limits for
  these services (see general
  Audit Committee approval policy
  below for details on obtaining
  specific approvals)

o Specific approval is
  needed to use the Fund's
  auditors for "Synergistic" or
  "Unique Qualifications" Other
  Services not denoted as
  pre-approved to the left, or to
  add a specific service
  subcategory as "pre-approved"
------------------------------------- --------------------------

                     SECTION III - POLICY DETAIL, CONTINUED

----------------------- ------------------------- -----------------------------------------------
   SERVICE CATEGORY         SERVICE CATEGORY        SPECIFIC PROHIBITED SERVICE SUBCATEGORIES
                              DESCRIPTION
----------------------- ------------------------- -----------------------------------------------
PROHIBITED  SERVICES    Services which result     1. Bookkeeping or other services
                        in the auditors losing       related to the accounting records or
                        independence status          financial statements of the audit
                        under the Rule.              client*
                                                  2. Financial information systems design
                                                     and implementation*
                                                  3. Appraisal or valuation services,
                                                     fairness* opinions, or
                                                     contribution-in-kind reports
                                                  4. Actuarial services (i.e., setting
                                                     actuarial reserves versus actuarial
                                                     audit work)*
                                                  5. Internal audit outsourcing services*
                                                  6. Management functions or human
                                                     resources
                                                  7. Broker or dealer, investment
                                                     advisor, or investment banking services
                                                  8. Legal services and expert services
                                                     unrelated to the audit
                                                  9. Any other service that the Public
                                                     Company Accounting Oversight Board
                                                     determines, by regulation, is
                                                     impermissible
----------------------- ------------------------- -----------------------------------------------
------------------------------------------- ------------------------------
     AUDIT COMMITTEE APPROVAL POLICY               AUDIT COMMITTEE
                                                  REPORTING POLICY
------------------------------------------- ------------------------------
o These services are not to be              o A summary of all
  performed with the exception of the(*)      services and related
  services that may be permitted              fees reported at each
  if they would not be subject to audit       regularly scheduled
  procedures at the audit client (as          Audit Committee meeting
  defined in rule 2-01(f)(4)) level           will serve as continual
  the firm providing the service.             confirmation that has
  				              not provided any
                                              restricted services.
------------------------------------------- ------------------------------

--------------------------------------------------------------------------------
GENERAL AUDIT COMMITTEE APPROVAL POLICY:
o For all projects, the officers of the Funds and the Fund's auditors will each make an assessment to determine that any proposed projects will not impair independence.

o Potential services will be classified into the four non-restricted service categories and the "Approval of Audit, Audit-Related, Tax and Other Services" Policy above will be applied. Any services outside the specific pre-approved service subcategories set forth above must be specifically approved by the Audit Committee.

o At least quarterly, the Audit Committee shall review a report summarizing the services by service category, including fees, provided by the Audit firm as set forth in the above policy.

--------------------------------------------------------------------------------


    (2) Disclose the percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.


N/A


(f) If greater than 50 percent, disclose the percentage of hours expended on the principal accountants engagement to audit the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

N/A

(g) Disclose the aggregate non-audit fees billed by the registrants accountant for services rendered to the registrant, and rendered to the registrants investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant.


N/A

(h) Disclose whether the registrants audit committee of the board of trustees has considered whether the provision of non-audit services that were rendered to the registrants investment adviser (not including any subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

The Fund's audit committee of the Board of Trustees has considered whether the provision of non-audit services that were rendered to the Affiliates (as defined) that were not pre- approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS

(a) If the registrant is a listed issuer as defined in Rule 10A-3 under the Exchange Act (17 CFR 240.10A-3), state whether or not the registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act (15 U.S.C. 78c(a)(58)(A)).
If the registrant has such a committee, however designated, identify each committee member. If the entire board of directors is acting as the registrant's audit committee as specified in
Section 3(a)(58)(B) of the Exchange Act (15 U.S.C. 78c(a)(58)(B)), so state.

N/A

(b) If applicable, provide the disclosure required by Rule 10A-3(d) under the Exchange Act (17 CFR 240.10A-3(d)) regarding an exemption from the listing standards for audit committees.

N/A

ITEM 6. SCHEDULE OF INVESTMENTS.

File Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period as set forth in 210.1212 of Regulation S-X [17 CFR 210.12-12], unless the schedule is included as part of the report to shareholders filed under Item
1 of this Form.

Included in Item 1


ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR
CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

A closed-end management investment company that is filing an annual report on this Form N-CSR must, unless it invests exclusively in non-voting securities, describe the policies and procedures that it uses to determine how to vote proxies relating to portfolio securities, including the procedures that the company uses when a vote presents a conflict between the interests of its shareholders, on the one hand, and those of the company's investment adviser; principal underwriter; or any affiliated person (as defined in Section 2(a)(3) of the Investment Company Act of 1940 (15 U.S.C. 80a-2(a)(3)) and the rules thereunder) of the company, its investment adviser, or its principal underwriter, on the other. Include any policies and procedures of the company's investment adviser, or any other third party, that the company uses, or that are used on the company's behalf, to determine how to vote proxies relating to portfolio securities.

Not applicable to open-end management investment companies.



ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

(a) If the registrant is a closed-end management investment company that is filing an annual report on this Form N-CSR,provide the following information:
(1) State the name, title, and length of service of the person or persons employed by or associated with the registrant or an investment adviser of the registrant who are primarily responsible for the day-to-day management of the registrant's portfolio ("Portfolio Manager"). Also state each Portfolio Manager's business experience during the past 5 years.


Not applicable to open-end management investment companies.


ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT
INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

(a) If the registrant is a closed-end management investment company, in the following tabular format, provide the information specified in paragraph (b) of this Item with respect to any purchase made by or on behalf of the registrant or any affiliated purchaser, as defined in Rule 10b-18(a)(3) under the Exchange Act (17 CFR 240.10b-18(a)(3)), of shares or other units of any class of the registrant's equity securities that is registered by the registrant pursuant to Section 12 of the Exchange Act (15 U.S.C. 781).

Not applicable to open-end management investment companies.


ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Describe any material changes to the procedures by which shareholders may recommend nominees to the registrant's board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-R(17 CFR 229.407)(as required by Item 22(b)(15)) of Schedule 14A (17 CFR 240.14a-101), or this Item.


There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant's board of directors since the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-R of Schedule 14(A) in its definitive proxy statement, or this item.


ITEM 11. CONTROLS AND PROCEDURES.

(a) Disclose the conclusions of the registrant's principal executive and principal financials officers, or persons performing similar functions, regarding the effectiveness of the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act (17 CFR 270.30a-3(c))) as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act (17 CFR 270.30(a)-3(b) and Rules 13a-15(b) or 15d-15(b)
under the Exchange Act (17 CFR 240.13a-15(b) or 240.15d-15(b)).

The registrant's principal executive officer and principal financial officer have concluded that the registrant's disclosure controls and procedures are effective based on the evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.


(b) Disclose any change in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17CFR 270.30a-3(d)) that occured during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

There were no significant changes in the registrant's internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

The registrant's principal executive officer and principal financial officer, however, voluntarily are reporting the following information:

In August of 2006 the registrant's investment adviser enhanced its internal procedures for reporting performance information required to be included in prospectuses.
Those enhancements involved additional internal controls over the appropriateness of performance data generated for this purpose. Such enhancements were made following an internal review which identified prospectuses relating to certain classes of shares of a limited number of registrants where, inadvertently, performance information not reflecting the deduction of applicable sales charges was included. Those prospectuses were revised, and the revised prospectuses were distributed to shareholders.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

(a) If the registrant is a closed-end management investment company, provide the following dollar amounts of income and compensation related to the securities lending activities of the registrant during its most recent fiscal year:

N/A

(1) Gross income from securities lending activities;

N/A

(2) All fees and/or compensation for each of the following securities lending activities and related services: any share of revenue generated by the securities lending program paid to the securities lending agent(s) (revenue split); fees paid for cash collateral management services (including fees deducted from a pooled cash collateral reinvestment vehicle) that are not included in the revenue split; administrative fees that are not included in the revenue split; fees for indemnification that are not included in the revenue split; rebates paid to borrowers; and any other fees relating to the securities lending program that are not included in the revenue split, including a description of those other fees;

N/A

(3) The aggregate fees/compensation disclosed pursuant to paragraph (2); and

N/A

(4) Net income from securities lending activities (i.e., the dollar amount in paragraph (1) minus the dollar amount in paragraph (3)).

If a fee for a service is included in the revenue split, state that the fee is included in the revenue split.

N/A

(b) If the registrant is a closed-end management investment company, describe the services provided to the registrant by the securities lending agent in the registrants most recent fiscal year.

N/A


ITEM 13. EXHIBITS.

(a) File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit.



(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2(a)) , exactly as set forth below:

Filed herewith.

                                   SIGNATURES

                          [See General Instruction F]


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


(Registrant) Pioneer Strategic Income Fund


By (Signature and Title)* /s/ Lisa M. Jones
Lisa M. Jones, President & Chief Executive Officer

Date May 30, 2018


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By (Signature and Title)* /s/ Lisa M. Jones
Lisa M. Jones, President & Chief Executive Officer

Date May 30, 2018


By (Signature and Title)* /s/ Mark E. Bradley
Mark E. Bradley, Treasurer & Chief Accounting & Financial Officer

Date May 30, 2018

* Print the name and title of each signing officer under his or her signature.